EXHIBIT 10.14

                           AMENDED AND RESTATED LEASE

                         ISE 555 BROADWAY, LLC, LANDLORD

                                       to

                             SCHOLASTIC INC., TENANT

                            FOR THE BUILDING KNOWN AS

                                  555 BROADWAY
                               NEW YORK, NEW YORK

                                TABLE OF CONTENTS

                                                                          Page

PREAMBLE.....................................................................1

ARTICLE ONE                 LEASE OF PREMISES................................1

      Section 1.01.   Lease of Premises......................................1

ARTICLE TWO                 TERM.............................................2

      Section 2.01.   Initial Term..........................................2
      Section 2.02.   Renewal Term...........................................2
      Section 2.03.   Right of First Offer...................................3
      Section 2.04.   557 Property Right of First Offer......................7
      Section 2.05.   Term of this Lease.....................................8

ARTICLE THREE               DELIVERY OF PREMISES.............................8

      Section 3.01.   Delivery of Premises...................................8
      Section 3.02.   Subtenancies...........................................8
      Section 3.03.   Capital Improvement Funds..............................8

ARTICLE FOUR                RENTAL...........................................9

      Section 4.01.   Annual Rental..........................................9
      Section 4.02.   Net Lease.............................................10
      Section 4.03.   Real Estate Taxes.....................................10
      Section 4.04.   Renewal Rental.......................................12
      Section 4.05.   Certain Offset Rights.................................13

ARTICLE FIVE                OPERATIONS AND MAINTENANCE......................13

      Section 5.01.   Standard of Operations................................13
      Section 5.02.   Cost of Operations and Maintenance....................14
      Section 5.03.   Consultative Period...................................15
      Section 5.04.   Tenant's Insurance....................................16

ARTICLE SIX                 LEASEHOLD MORTGAGES.............................18

      Section 6.01.   Mortgageable Lease....................................18


                                      (i)
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ARTICLE SEVEN               USE AND ACCESS..................................19

      Section 7.01.   Use...................................................19
      Section 7.02.   Access................................................22

ARTICLE EIGHT               REPAIR AND MAINTENANCE.........................22

      Section 8.01.   Tenant's Obligation to Repair and Maintain............22

ARTICLE NINE                FIRE AND OTHER CASUALTY.........................23

      Section 9.01.   Damage or Destruction.................................23
      Section 9.02.   Waiver of Subrogation Rights..........................23

ARTICLE TEN                 LIABILITY.......................................24

      Section 10.01.  Indemnification of the Parties........................24
      Section 10.02.  Landlord's Exculpation................................24

ARTICLE ELEVEN              ALTERATIONS AND FIXTURES........................25

      Section 11.01.  Alterations by Tenant.................................25
      Section 11.02.  Requirements..........................................27
      Section 11.03.  Tenant's Property.....................................28
      Section 11.04.  Restoration Obligation................................28
      Section 11.05.  Landlord's Property...................................29

ARTICLE TWELVE              CONDEMNATION....................................30

      Section 12.01.  Total Taking..........................................30
      Section 12.01.  Partial Taking........................................30
      Section 12.03.  Claims of Landlord and Tenant.........................30
      Section 12.04.  Distribution of the Award.............................30
      Section 12.05.  Temporary Taking of Premises.........................31
      Section 12.06.  Tenant's Obligation to Restore........................31

ARTICLE THIRTEEN            REMEDIES AND DEFAULTS...........................31

      Section 13.01.  Default by Tenant.....................................31
      Section 13.02.  Landlord's Remedies...................................32
      Section 13.03.  Late Payments.........................................33
      Section 13.04.  Prevailing Party......................................33

ARTICLE FOURTEEN            BANKRUPTCY......................................34

      Section 14.01.  Bankruptcy by Tenant..................................34


                                      (ii)
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ARTICLE FIFTEEN             COMPLIANCE WITH LAWS............................34

      Section 15.01.  Tenant's Compliance with Laws.........................34

ARTICLE SIXTEEN             ASSIGNMENT AND SUBLETTING.......................35

      Section 16.01.  Assignment by Tenant.................................35
      Section 16.02.  Subletting by Tenant..................................37
      Section 16.03.  Partnership Tenant....................................40
      Section 16.04.  Acceptance of Rent....................................40

ARTICLE SEVENTEEN           LANDLORD'S ACCESS...............................40

      Section 17.01.  Landlord's Access to Premises.........................40
      Section 17.02.  Limitations on Landlord's Right to Change the
                        Building...........................................40

ARTICLE EIGHTEEN            NAME OF BUILDING; SIGNS.........................41

      Section 18.01.  Tenant's Right to Designate Building Name.............41
      Section 18.02.  Signs Identifying the Building........................41
      Section 18.03.  Landlord's Exterior Sign..............................41

ARTICLE NINETEEN            QUIET ENJOYMENT.................................42

      Section 19.01.  Quiet Enjoyment......................................42

ARTICLE TWENTY              NON-WAIVER......................................42

      Section 20.01.  Non-Waiver By Either Party............................42

ARTICLE TWENTY-ONE          NOTICES; CONSENT TO JURISDICTIONS...............42

      Section 21.01.  Notices to Landlord or Tenant.........................42
      Section 21.02.  Consent to Jurisdiction...............................43

ARTICLE TWENTY-TWO          PARTIAL INVALIDITY..............................45

      Section 22.01.  Severability Clause...................................45

ARTICLE TWENTY-THREE        BROKERAGE.......................................45

      Section 23.01.  Brokerage.............................................45

ARTICLE TWENTY-FOUR         SUBORDINATION; NON-DISTURBANCE..................45

      Section 24.01.  Subordination.........................................45


                                     (iii)

      Section 24.02.  Non-disturbance......................................47

ARTICLE TWENTY-FIVE         [Intentionally Omitted].........................49

ARTICLE TWENTY-SIX          ARBITRATION OF DISPUTES.........................49

      Section 26.01.  Arbitration...........................................49
      Section 26.02.  Payment of Expenses in Certain Circumstances..........51

ARTICLE TWENTY-SEVEN        ENVIRONMENTAL MATTERS...........................51

      Section 27.01.  Tenant's Covenants....................................51
      Section 27.02.  Indemnity.............................................51

ARTICLE TWENTY-EIGHT        REPRESENTATIONS AND WARRANTIES OF LANDLORD;
                            INDEMNITIES.....................................52

      Section 28.01.  Representations and Warranties of Landlord............52
      Section 28.02.  Negative Covenants....................................52
      Section 28.03.  Landlord's Indemnity..................................53
      Section 28.04.  Tenant's Indemnity...................................53

ARTICLE TWENTY-NINE         LANDLORD'S LIABILITY............................53

      Section 29.01.  Landlord's Liability..................................53

ARTICLE THIRTY              [Intentionally Omitted].........................54


ARTICLE THIRTY-ONE          MISCELLANEOUS...................................54

      Section 31.01.  Certain Miscellaneous Provisions......................54
      Section 31.02.  Governing Law.........................................56
      Section 31.03.  Memoranda Agreements..................................56
      Section 31.04.  Additional Rent.......................................56
      Section 31.05.  Estoppel Certificates.................................57
      Section 31.06.  No Merger.............................................57
      Section 31.07.  Business Days.........................................57
      Section 31.08.  Hold-over.............................................57
      Section 31.09.  Financial Statements..................................58
      Section 31.10.  Ise Sublease..........................................58
      Section 31.11.  Transfer of Ownership.................................58
      Section 31.12.  Reduced FAR...........................................58


                                      (iv)
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ARTICLE THIRTY-TWO          SECURITY........................................58

      Section 32.01.  Security..............................................58

ARTICLE THIRTY-THREE        IDA FINANCING...................................60

      Section 33.01.  IDA Financing.........................................60




EXHIBIT A      DESCRIPTION OF LAND
EXHIBIT B      DESCRIPTION OF 557 LAND
EXHIBIT C      ELEVATOR LOCATION
EXHIBIT D      BATHROOM LOCATION
EXHIBIT E      LANDLORD'S SIGN
EXHIBIT F      LANDLORD'S LETTER OF CREDIT
EXHIBIT G      NON-DISTURBANCE, SUBORDINATION AND ATTORNMENT AGREEMENT
EXHIBIT H      EXISTING ENCUMBRANCES, COVENANTS, AGREEMENTS AND EASEMENTS
EXHIBIT I      TENANT'S LETTER OF CREDIT


SCHEDULE 1     SUBLEASES
SCHEDULE 2     ANNUAL RENT


                                      (v)
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                          INDEX OF TERMS USED IN LEASE

                                                                          Page

557 Building.................................................................7
557 Document.................................................................7
557 Land....................................................................7
557 Landlord.................................................................1
557 Property.................................................................7
557 Right of First Offer.....................................................7
AAA.........................................................................48
Acceptable Purchaser.........................................................5
additional out-of-pocket expense............................................20
Additional Rent.............................................................55
Affiliate...................................................................53
Alterations.................................................................24
Annual Rental................................................................9
Applicable Law..............................................................33
Atrium......................................................................27
Award......................................................................29
Building.....................................................................2
Building Applications.......................................................25
Building Structure...........................................................9
business days...............................................................55
children.....................................................................5
Commencement Date...........................................................1
Comparable Buildings........................................................17
consideration...............................................................52
Consultative Period.........................................................15
Date of the Taking..........................................................29
domestic institutional lender...............................................18
Easements Agreement..........................................................1
Event of Default...........................................................30
Excusable Delays............................................................53
Expedited Arbitration.......................................................49
Expiration Date..............................................................2
Failing Party...............................................................11
Fair Rental Value...........................................................12
Financial Test.............................................................15
First Mortgage..............................................................44
First Refusal Notice.........................................................4
First Refusal Right..........................................................4
first-class.................................................................13
Hazardous Materials.........................................................50


                                      (vi)

IDA........................................................................59
IDA Financing...............................................................59
Initial Capital Improvement Amount...........................................8
Initial Term.................................................................2
initially named Landlord herein..............................................7 initially named Tenant herein................................................3
Ise Sublease................................................................56
Land.........................................................................2
Land Owner...................................................................6
Landlord.....................................................................1
Landlord's Mortgagee........................................................45
Landlord's Offer.............................................................3
Lawrence....................................................................43
Lease.......................................................................1
Lease Expiration............................................................13
Lease Termination...........................................................13
Letter of Credit............................................................44
LLC..........................................................................5
LPC.........................................................................40
Luce.......................................................................43
McDonagh....................................................................43
Minimum Net Worth...........................................................36
Mortgage....................................................................45
mortgageable lease..........................................................18
NDA.........................................................................37
New Contract.................................................................4
Notices.....................................................................41
Option Exercise Date.........................................................2
person......................................................................53
Premises.....................................................................2
Prime Rate..................................................................53
Prior Lease..................................................................1
proceeds...................................................................52
Property.....................................................................3
Prospective Purchaser.....................................................4, 6
Purchase Contract............................................................4
purchase price...............................................................5
Purchaser Information........................................................5
Pursuing Party.............................................................11
Real Estate Taxes...........................................................10
Reimbursable Capital Improvements............................................8
Renewal Option...............................................................2
Renewal Term.................................................................2


                                     (vii)
rent........................................................................55
rental.....................................................................55
Restoration Standard........................................................13
sale.........................................................................5
Scholastic...................................................................6
Second Capital Improvement Amount............................................8
sell.........................................................................5
SNDA.......................................................................45
Structural Alterations......................................................24
Successor Corporation........................................................3
Successor Landlord..........................................................47
Tax Protest.................................................................11
Tax Year....................................................................12
Tenant.......................................................................1
Tenant's 557 Interest.......................................................7
Tenant's Letter of Credit...................................................57
Tenant's Renewal Notice......................................................2
Tenant's separate claim items...............................................29 term of this Lease...........................................................8
Threshold Rental............................................................38
Use and Character Criteria.................................................36


                                     (viii)

                           AMENDED AND RESTATED LEASE

      THIS AMENDED AND RESTATED LEASE (hereinafter, the "Lease" or this "Lease"), effective as of August 1, 1999 (the "Commencement Date"), amends and restates in its entirety the existing lease, dated as of January 28, 1992, amended by Amendment of Lease dated as of April 1, 1993 (which was clarified by letter dated May 5, 1995, from Robin L. French of Scholastic Inc. to Mr. Kimio Tabata of Ise Hiyoko, Inc.), Second Amendment of Lease dated as of August 24, 1995, and Memorandum of Agreement dated August 25, 1995 (the lease as so amended prior to this amendment and restatement is referred to herein as the "Prior Lease"), by and between ISE HIYOKO, INC., a Japanese corporation, predecessor in interest to ISE 555 BROADWAY, LLC, a New York limited liability company, having an office at 555 Broadway, New York, New York 10012 (hereinafter, "Landlord"), and SCHOLASTIC INC., a New York corporation, with an office at 555 Broadway, New York, New York 10012 ("Tenant").

                                    PREAMBLE

      The parties hereto acknowledge that, notwithstanding the amendment and restatement hereby, the Prior Lease was effective in accordance with its terms up to the Commencement Date of this Lease. The parties further acknowledge that, as of the Commencement Date of this Lease, there are no outstanding notices of default nor, respectively, to the best knowledge of each party, any act or omission of either party which, with notice or lapse of time or both, would be a default under the Prior Lease. Landlord (on behalf of Landlord and Landlord's predecessor in interest) releases Tenant, and Tenant releases Landlord and Landlord's predecessor in interest, from any and all claims, losses, liabilities, damages and obligations arising prior to the Commencement Date of this Lease under or in connection with the Prior Lease. The parties hereto also acknowledge that the Property is encumbered by an Amended and Restated Easements Agreement dated as of August 1, 1999, among Landlord, Tenant, and Carol Blechman, Donald Blechman, Howard Blechman, Noma Joan Blechman, Stephen Blechman, Norma Gastwirth (formerly known as Norma Blechman) and Nauma Blechman Levin (formerly known as Nauma Blechman) (collectively, the "557 Landlord") (such agreement, as it may be amended and/or restated from time to time, the "Easements Agreement"), which Easements Agreement amends and restates in its entirety the easements agreement dated as of July 10, 1998, recorded on August 26, 1998, in Reel 2689, Page 00792.

                                   ARTICLE ONE

                                LEASE OF PREMISES

      Section 1.01. Lease of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease, for the term and at the rent hereinafter stated, the entire building known as 555 Broadway, New York, New York, presently constructed on the land (the "Land") described in Exhibit A attached hereto, together with all fixtures, equipment, improvements, installations and appurtenances which at the Commencement Date or during the term of this Lease are attached to or used in connection with access to or the operation of the building (the building and such fixtures, equipment, improvements, installations and appurtenances are herein referred to as the "Building" or the "Premises").

                                   ARTICLE TWO

                                      TERM

      Section 2.01. Initial Term. The initial term of this Lease (the "Initial Term") shall commence on the Commencement Date, and shall consist of a period of thirty (30) years, and expire on July 31, 2029 (the "Expiration Date"), or on such earlier date on which the term of this Lease may expire or be terminated pursuant to the provisions of this Lease or pursuant to law, or on such later date on which the term of this Lease may expire pursuant to Subsection 2.02(a) hereof.

      Section 2.02. Renewal Term. (a) Provided that there shall not then exist an uncured "Event of Default" (as such term is defined in Article 13 below) on the date Tenant delivers Tenant's Renewal Notice (hereinafter defined) to Landlord, Tenant shall have the option (the "Renewal Option") to renew the term of this Lease for one renewal term (the "Renewal Term"), for ten (10) years. The Renewal Option for the Renewal Term shall be exercised by written notice from Tenant to Landlord (the "Tenant's Renewal Notice") to the effect that Tenant desires to renew the term of this Lease, to be given not later than two years prior to the Expiration Date of the Initial Term ("Option Exercise Date"). If Tenant shall fail to give Tenant's Renewal Notice to Landlord on or before the Option Exercise Date, then the Renewal Option shall not lapse and Landlord shall not enter into a lease(s) for the Premises or any portion thereof for any period after the expiration of the Initial Term, unless (i) Landlord shall have given Tenant written notice that Tenant has not exercised Tenant's right to extend the term of this Lease, and (ii) an additional period of fifteen (15) business days, during which additional period Tenant may exercise such right to extend the term of this Lease, has elapsed from receipt of such notice by Tenant. If Tenant shall not have exercised the Renewal Option prior to the expiration of said fifteenth (15th) business day, then Tenant's right to extend the Initial Term shall be deemed to have been waived. The Renewal Term shall be on the same covenants, agreements, terms, provisions and conditions as are contained herein, except as expressly provided herein to the contrary. The rent payable during the Renewal Term shall be as provided in Section 4.04. If Tenant fails to exercise effectively its Renewal Option (and the Renewal Term does not become effective), then the Lease shall terminate on the original Expiration Date as herein provided.

            (b) At any time after the Renewal Term has become effective and the rent payable during the Renewal Term determined, Landlord and Tenant, upon request of either, shall execute an agreement supplementary hereto identifying the Annual Rental payable during the Renewal Term.

            (c) For all purposes under this Lease, the term "initially named Tenant herein" shall be deemed to refer only to: (i) the corporate entity which is Scholastic Inc. (whether or not known by or using such name), (ii) any "Successor Corporation" (defined below), and (iii) any Affiliate of Scholastic Inc. or of a Successor Corporation. The term "Successor Corporation" shall be deemed to refer to and include any entity which (x) Scholastic Inc. is merged into or consolidated with, or (y) acquires all or substantially all of the assets or stock of Scholastic Inc. From and after the date on which an entity qualifies hereunder as a Successor Corporation, such entity shall, as applicable under this Lease, be deemed to be Scholastic Inc. Within sixty (60) days following the occurrence of any transaction which Tenant believes results in the existence of a Successor Corporation, Tenant shall give Landlord notice thereof. If, within sixty (60) days following receipt of such notice, Landlord shall request evidence to support Tenant's determination that such transaction has resulted in the existence of a Successor Corporation, Tenant shall promptly furnish Landlord with such evidence. Without limiting the nature of what constitutes acceptable evidence, Landlord agrees that the opinion letter of an independent attorney or the certified statement of an independent certified public accountant to the effect that such transaction resulted in the existence of a Successor Corporation shall be deemed presumptive evidence of the same.

      Section 2.03. Right of First Offer. (a) Provided that: (i) Tenant is not in default under this Lease after expiration of all applicable notice and cure periods, and (ii) the initially named Tenant herein is then in occupancy of at least 102,500 rentable square feet in the Building, the initially named Tenant herein shall have and is hereby granted a right of first offer to purchase the Building and the Land (the Land and Building being collectively referred to herein as the "Property") from Landlord as hereinafter provided.

            (b) Prior to making or accepting an offer to sell all or any portion of the Property, including the creation and sale of all or any portion of a ground leasehold interest in the Land, to any third party, Landlord shall submit to Tenant a written statement ("Landlord's Offer") setting forth all of the material terms and conditions (including the purchase price, terms of any purchase money or other financing and all other material terms) pursuant to which Landlord shall in good faith intend to offer to sell all or any portion of the Property. Within sixty (60) days after Tenant shall have received Landlord's Offer, Tenant shall give Landlord written notice of whether or not Tenant desires to accept Landlord's Offer. If Tenant elects to accept Landlord's Offer, Landlord and Tenant shall within thirty (30) days thereafter execute and deliver a contract of sale which reflects the terms of Landlord's Offer and which is otherwise consistent with contracts for the sale of like property in the Borough of Manhattan in the City of New York. If Tenant elects not to accept Landlord's Offer, or if Tenant shall not have responded to Landlord's Offer prior to the expiration of said sixty (60) day period, then Landlord may thereafter proceed to sell the Property

(or the portion thereof specified in Landlord's Offer) in accordance with the terms and conditions contained in the Landlord's Offer delivered to Tenant, provided that: (i) if, within twelve (12) months after the date on which Landlord shall have given Landlord's Offer to Tenant, Landlord shall not consummate the sale of the Property (or the portion thereof described in Landlord's Offer) to an "Acceptable Purchaser" (defined below) on such terms and conditions as provided in Landlord's Offer (it being agreed for the purposes hereof that, if the purchase price of the Property set forth in the Purchase Contract (defined below) shall be equal to at least ninety-six (96%) percent of the purchase price set forth in Landlord's Offer, then both purchase prices shall be deemed the same), then Landlord shall again be required to comply with the provisions of this Section 2.03 and offer to sell the Property (or the relevant portion thereof) to Tenant on all of the same terms and conditions upon which Landlord intends to sell the Property (or the relevant portion thereof) to a third party; or (ii) if, within said twelve (12) month period, Landlord and a prospective purchaser (the "Prospective Purchaser") have entered into a contract of sale (the "Purchase Contract") and are prepared and (subject to the provisions of this Section 2.03) ready, willing and able to consummate a sale of the Property (or the portion thereof described in Landlord's Offer), and (x) such Prospective Purchaser is not an Acceptable Purchaser or (y) the purchase price of the Property (or the portion thereof described in Landlord's Offer) set forth in the Purchase Contract is less than the purchase price set forth in Landlord's Offer by an amount which is equal to four (4%) percent or more of the purchase price set forth in Landlord's Offer, then Landlord shall promptly give Tenant notice thereof (the "First Refusal Notice") together with a fully executed original of the Purchase Contract and the "Purchaser Information" (defined below), the "New Contract" (defined below) and Landlord's determination as to whether the Prospective Purchaser is an Acceptable Purchaser, and Landlord shall not have the right to consummate such sale to the Prospective Purchaser unless and until Tenant shall fail to timely exercise the First Refusal Right hereinafter set forth.

            (c) Upon the occurrence of either of the events set forth in clause
(x) or clause (y) of the foregoing Subsection 2.03(b), Tenant shall have the right (the "First Refusal Right") to purchase the Property (or the portion thereof described in Landlord's Offer) on the same terms and conditions made available to the Prospective Purchaser pursuant to the Purchase Contract. Subject to the provisions of Subsection 2.02(g) below, the First Refusal Right shall be exercisable only in the following manner. If Tenant shall elect to exercise the First Refusal Right, then, within thirty (30) days following delivery to Tenant of the First Refusal Notice, the Purchase Contract, the Purchaser Information and the New Contract, Tenant shall notify Landlord that Tenant wishes to exercise the First Refusal Right and execute and deliver to Landlord the New Contract, along with any downpayment or monies payable pursuant thereto upon the execution thereof by the Prospective Purchaser under the Purchase Contract, and any documents or other items required to be delivered in accordance therewith, time being of the essence with respect to the delivery thereof, or be deemed to have waived the First Refusal Right. For purposes hereof, the "New Contract" shall mean a contract of sale, executed by Landlord (as seller) which is identical to the Purchase Contract, except for changes in the name, address and reference to the purchaser (revised to reflect Tenant, as purchaser), and any other changes which are necessary or appropriate to reflect the fact that Tenant is the contract vendee, as opposed to the purchaser named in the Purchase Contract. Following full execution of the New Contract, Landlord and Tenant shall consummate the transaction contemplated thereby in accordance with the terms of the New Contract. In no event shall Tenant be obligated to pay to Landlord any "break-up" or similar fee, or reimburse Landlord for any costs (including brokerage fees) incurred by Landlord, regardless of whether Landlord is obligated to pay any fee to, or reimburse the expenses of, the Prospective Purchaser in connection with Tenant's exercise of the First Refusal Right.

            (d) The term "Acceptable Purchaser" shall be deemed to refer to any person or any Affiliate of such person who owns at least one other rental office building in any urban area of the United States, unless such person (or any Affiliate of such person): (i) has ever been convicted of any felony, or (ii) has been indicted on any felony charge during the five (5) years preceding the execution of the Purchase Contract, or (iii) has been the subject of any voluntary or involuntary bankruptcy, insolvency, reorganization or similar proceedings of the type described in Section 14.01 below during the five (5) years preceding the execution of the Purchase Contract (provided that, in the case of an involuntary proceeding, the same shall not have been dismissed within one hundred twenty (120) days after the commencement of such proceeding), or
(iv) is a publisher of any books, magazines, other reading matter or computer software designed primarily for children or to educate children (it being understood and agreed that, for the purpose hereof, the term "children" includes all ages below adult, i.e., from infant through teenager), or (v) has at least ten (10%) percent of its consolidated sales generated from publishing of any kind, or (vi) has or operates under a name which is commonly associated with the publishing industry. Within ten (10) days following the execution of any Purchase Contract, and regardless of whether Landlord believes that the Prospective Purchaser is an Acceptable Purchaser, Landlord shall furnish to Tenant such information (the "Purchaser Information") as shall enable Tenant to determine whether the Prospective Purchaser is an Acceptable Purchaser. If Tenant shall, in good faith, dispute Landlord's determination that the Prospective Purchaser is an Acceptable Purchaser, and Landlord and Tenant shall be unable to resolve such dispute within ten (10) days after Tenant receives the Purchaser Information, then the determination as to whether the Prospective Purchaser is an Acceptable Purchaser shall be determined by arbitration in the manner provided in Article 26 below. Pending resolution of such dispute, Landlord shall not be permitted to consummate the sale contemplated by the Purchase Contract and Tenant shall not be permitted to exercise the aforesaid First Refusal Right.

            (e) For the purposes of this Section 203: (i) all references to "purchase price" shall be deemed to refer to the actual purchase price as adjusted to reflect the economic value of all material business terms contained in the Landlord's Offer and Purchase Contract, as the case may be; (ii) the terms "sell" and "sale" shall include any and all leases (other than space leases), or the creation of a ground leasehold estate in the property, or conveyances of any fee, leasehold or lesser interest(s) in all or any part of the Property, but shall not include one or more conveyances of stock of a corporate Landlord or partnership interests of a partnership Landlord or membership interest in a limited liability company ("LLC") Landlord which do not, in the aggregate, (x) exceed forty-nine and ninety-nine one-hundredths of one (49.99%) percent of such stock or (general or limited) partnership interests, or membership interests or
(y) yield control of said corporate, partnership or LLC Landlord to any person other than Mr. Hikonobu Ise (provided, however, that, if said stock shall be conveyed to a corporation or a "master limited partnership" which has its shares traded on a public exchange, and Tenant shall have elected not to exercise the First Refusal Right with respect thereto, then any subsequent conveyances of such publicly traded stock or shares shall not be deemed a "sale" for the purposes of this Section 2.03); and (iii) the term "Prospective Purchaser" shall not be deemed to include any Affiliate of Landlord, provided that (x) such Affiliate shall not have become an Affiliate of Landlord for the purpose of circumventing Tenant's rights under this Section 2.03, and (y) such Affiliate shall continue to be an Affiliate of Landlord for at least one (1) year following consummation of the sale.

            (f) Tenant's rights to purchase the Property as set forth in this
Section 2.03 shall be contained in the memorandum of this Lease described in
Section 31.03.

            (g) Supplementing the provisions of Subsection 2.03(c) above, it is the intention of the parties that, if Landlord shall create a ground leasehold estate in the Property, and shall (then or thereafter) sell the Land (i.e., the fee portion of the Property) to any third party (after Tenant shall have declined to purchase the Land under the terms of Subsections 2.03(b) and (c) above), then, if Landlord shall thereafter desire to sell the Building or ground lease to such third party (or any successors, assigns or Affiliates of such third party; collectively, the "Land Owner") and if Tenant shall exercise Tenant's rights pursuant to this Section 2.03 to purchase the Building, then Tenant shall thereafter have the option to purchase the Land from the Land Owner at the then prevailing fair market value thereof (determined, in the event of a dispute, in accordance with the provisions of Article 26 below). Such option shall be exercisable in the following manner. Within thirty (30) days following
(i) Landlord having given notice to Tenant that Landlord intends to sell the Building or ground lease to the Land Owner (and provided that such notice correctly identifies the name and address of the Land Owner), and (ii) Tenant's exercise of such option to purchase the Building under this Section 2.03, Tenant shall notify Landlord and the Land Owner whether Tenant desires to exercise said option to purchase the Land. Failure by Tenant to give such notice to Landlord and the Land Owner within said time period shall be deemed a waiver by Tenant of such option to purchase the Land. If Tenant shall elect to exercise such option, then, within thirty (30) days following agreement or a determination of the fair market value of the Land, Tenant and the Land Owner shall execute and exchange a contract of sale which reflects the agreed upon or determined purchase price, and which is otherwise consistent with contracts for the sale of like property in Manhattan. In order to bind the Land Owner to the terms of the foregoing option, Landlord agrees that Landlord shall include the following sentence in any deed or other instrument which is required to be recorded in order to effect a sale of the Land: "If the Grantor [i.e., Landlord], or its successors and assigns, shall at any time hereafter (during the term of that certain lease (the "Lease") dated as of August 1, 1999, as such term may be extended or renewed, between Ise 555 Broadway, LLC, as landlord, and Scholastic Inc. ("Scholastic"), as tenant, of the premises [i.e., 555 Broadway]) sell, be required to sell or accept an offer to sell all or any portion of the Grantor's rights, title and interest to that certain building located on the premises, or any ground lease of the premises, to the Grantee [i.e., said third party purchaser], or its successors, assigns or affiliates, then the Grantee, or such successors, assigns or affiliates, shall be required to sell the premises to Scholastic, or its successors and assigns, for the then current fair market value thereof, subject to, however, and in accordance with the applicable procedures set forth in
Section 2.03 of the Lease."

            (h) In the event that Tenant exercises its right to purchase all or any part of the Property as set forth in this Section 2.03 or Tenant otherwise desires to purchase all or any part of the Property, in either case at any time during which the Property is subject to a Mortgage and after the earlier of (i) four (4) years after the date of the Mortgage, and (ii) two (2) years after the date of securitization of the loan secured by the Mortgage, and Tenant does not wish to purchase the Property subject to the Mortgage, then Landlord on behalf of Tenant, at Tenant's request and at Tenant's cost, shall cause the release of the Property from the lien of the Mortgage and other Loan Documents (as such term is defined in the Mortgage) in the manner set forth in the Mortgage.

      Section 2.04. 557 Property Right of First Offer. (a) If (x) the initially named Landlord herein (as defined below) is then the owner of the Building, (y) the 557 Building (as hereinafter defined) shall have been constructed, and (z) the initially named Tenant herein shall have obtained permanent financing for the 557 Building, then the initially named Landlord herein shall have and is hereby granted a right of first offer (the "557 Right of First Offer") to purchase such right, title and interest (whether leasehold or fee or options to acquire any interest in the fee) of the initially named Tenant herein as the initially named Tenant herein may then own ("Tenant's 557 Interest") in and to the parcel of land described on Exhibit B attached hereto (the "557 Land") and the building to be constructed on the 557 Land (the "557 Building"; the 557 Land and the 557 Building being collectively referred to herein as the "557 Property") from the initially named Tenant herein as hereinafter provided.

            (b) The procedure for granting and exercising the 557 Right of First Offer shall be in accordance with the terms and provisions of Section 2.03 hereof, with the terms therein being used, mutatis mutandis, provided, however, that (i) any sale of all or any portion of Tenant's fee interest in and to the 557 Property and any subsequent sale thereof shall be subject to the terms and conditions of the Option Agreement dated as of October 9, 1996, by and between each of the individuals comprising the 557 Landlord, as optionors, and Tenant, as optionee, and (ii) the concept of "Acceptable Purchaser" as used in Section
2.03 hereof, and all rights of first refusal in connection with the concept of "Acceptable Purchaser", shall not be applicable to the 557 Right of First Offer.

            (c) For all purposes under this Lease, the term "initially named Landlord herein" shall be deemed to refer only to: (i) the entity which is ISE 555 Broadway, LLC (whether or not known by or using such name), (ii) any "Successor Corporation" (with such term being used, mutatis mutandis), and (iii) any Affiliate of ISE 555 Broadway, LLC or of a Successor Corporation.

            (d) Landlord's rights to purchase Tenant's 557 Interest as set forth in this Section 2.04 shall be contained in a memorandum or other document (the "557 Document") which, at Landlord's expense, may be filed and recorded of record against the 557 Property.

            (e) Landlord and Tenant shall instruct their respective counsel to negotiate the 557 Document in good faith. If the parties are unable to agree upon the form of the 557 Document by December 31, 1999, or such later date as the parties shall agree upon, either party may submit the matter to determination by arbitration pursuant to Article 26 hereof.

      Section 2.05. Term of this Lease. The phrase "term of this Lease" shall mean the Initial Term and (if applicable) the Renewal Term.

                                  ARTICLE THREE

                              DELIVERY OF PREMISES

      Section 3.01. Delivery of Premises. Tenant acknowledges that it has possession of the Building on the Commencement Date and Tenant accepts such possession in its present "as is" condition with whatever patent or latent defects may exist. Tenant specifically acknowledges that, except as otherwise provided in Section 3.03 hereof, Landlord has no obligations to Tenant arising out of the present or prior condition of the Building, including, without limitation, the possible existence of any asbestos in any part of the Building. As between Landlord and Tenant, Tenant agrees that currently existing violations of law, violations hereafter arising, or latent or patent defects in the Building are Tenant's responsibility, whether or not any such condition is the result of Landlord's neglect, negligence or failure to perform any obligation that may have existed prior to the Commencement Date of this Lease.

      Section 3.02. Subtenancies. Tenant represents that as of the Commencement Date it is in physical occupancy of the entire Building except for space subleased to its subtenants under written leases, counterparts of which have been delivered to Landlord and are identified on Schedule 1 attached hereto.

      Section 3.03. Capital Improvement Funds.

            (a) Notwithstanding anything to the contrary in this Lease, Landlord agrees to give Tenant, upon the commencement of this Lease, $1,601,134 (the "Initial Capital Improvement Amount") which amount shall be used by Tenant only to pay for the cost of capital improvements to the Building systems and/or the Building Structure (as hereinafter defined) made after the date hereof and/or the cost of any capital improvements or replacements made after the date hereof which are necessary or required to enable Tenant, upon the expiration or earlier termination of the term of this Lease, to return the Building to Landlord in compliance with the Restoration Standard, as set forth in Section 5.01 hereof, and shall not be used by Tenant for any other purposes (the foregoing uses are hereinafter referred to as "Reimbursable Capital Improvements"). In addition, Landlord agrees to give to Tenant, on or before July 1, 2014, $1,750,000 (the "Second Capital Improvement Amount") to pay for Reimbursable Capital Improvements to the Building made either before or after July 1, 2014. Tenant shall deliver to Landlord receipts and invoices for all work paid for with the Initial Capital Improvement Amount and the Second Capital Improvement Amount; it being agreed, however, that the foregoing requirement shall not be a condition to Landlord's obligation to pay the aforesaid amounts to Tenant. Such receipts and invoices shall describe the improvements completed in sufficient detail to establish that such improvements qualified as Reimbursable Capital Improvements. "Building Structure" means the foundation, footings, roof, exterior walls and load-bearing walls and columns of the Building, the floors and ceilings in the Building, and core stairs, elevators, exterior windows, exterior plate glass, window sills and sashes in the Building.

            (b) Without in any way limiting any remedies as Tenant may have at law in equity, except that Tenant shall not be permitted to terminate this Lease due to any violation by Landlord of this Subsection 3.03(b), if Landlord shall fail to pay any portion of the Initial Capital Improvement Amount and the Second Capital Improvement Amount when due hereunder, then thirty (30) days after notice to Landlord, Tenant shall have the right to offset any such unpaid amount(s), together with interest thereon, from the date when such amount(s) first came due until the date that the same are fully offset by Tenant or paid to Tenant, at an annual rate equal to the Prime Rate against first rentals then due or thereafter coming due under this Lease.

                                  ARTICLE FOUR

                                     RENTAL

      Section 4.01. Annual Rental. (a) Tenant shall pay to Landlord, as rent, without any abatement, setoff or deduction for any reason whatsoever, except as set forth herein, annual base rental (the "Annual Rental") by wire transfer of immediately available federal funds, to the account of Landlord in accordance with wire instructions delivered by Landlord to Tenant by separate letter or to such other account as Landlord may, by notice, instruct, or, provided that Landlord shall give Tenant not less than ten (10) business days written notice thereof, by check payable to Landlord at Landlord's office in the New York City metropolitan area, as set forth on Schedule 2.

      From and after the Commencement Date, the Annual Rental shall be payable in twelve (12) equal monthly installments, in advance, on the first business day of each calendar month, the first such payment being due and payable on the Commencement Date. A prorated monthly installment shall be paid if the Commencement Date is other than the first day of a calendar month or if the term of this Lease terminates on a day other than the last day of a calendar month.

            (b) If any of the Annual Rental and/or Additional Rent shall be or become uncollectible, reduced or required to be refunded because of any act or law enacted by a governmental authority in the nature of "rent control" or similar rent restriction, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (but not in excess of the amounts reserved therefor under this Lease). If such legal rent restriction shall be terminated during the term of this Lease, (x) the Annual Rental and/or Additional Rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (y) Tenant shall pay to Landlord within thirty (30) days after being billed therefor, to the maximum extent legally permissible, an amount equal to (i) the Annual Rental and/or Additional Rent which would have been paid pursuant to this Lease but for such legal rent restriction, less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

            (c) All amounts payable by Tenant to Landlord pursuant to this Lease, including, without limitation, Annual Rental and Additional Rent (as hereinafter defined), shall be deemed to be rent, and Tenant's failure to pay same shall be considered a failure to pay rent hereunder and Landlord shall be entitled to all rights and remedies provided herein or by law in connection therewith.

            (d) Except as expressly set forth herein, Tenant shall be permitted to make payments of Additional Rent, if to Landlord, by check, at the office of Landlord first set forth above, or elsewhere in the New York City metropolitan area as directed from time to time by Landlord's written notice to Tenant.

      Section 4.02. Net Lease. This Lease shall be deemed and construed to be a "net lease", and Tenant shall pay to Landlord the Annual Rental free of any charges, assessments, impositions or deductions of any kind, and without abatement, deduction or set-off (except as set forth herein), and Landlord shall not be required to make any payment of any kind or be under any other obligation hereunder, except as otherwise provided elsewhere in this Lease.

      Section 4.03. Real Estate Taxes. (a) "Real Estate Taxes" shall mean (i) any and all real estate taxes, assessments and any special assessments, sewer rent and water charges, municipal taxes, county taxes, school taxes or any other governmental charge, general or special, ordinary or extraordinary, of any nature, that are or may be assessed, levied or imposed upon all or any part of the Land and/or the Building, giving effect to any abatements, refunds, reductions, credits and the like, and (ii) all taxes assessed or imposed with respect to the rentals payable hereunder other than general income and gross receipts taxes, but excluding any and all transfer, income, franchise, corporate, estate, inheritance, succession, gifts, gains, capital stock or recording taxes levied on Landlord or the holder of any mortgage affecting the Land or Building. If at any time during the term of this Lease the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as a substitute for or addition to, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate, there shall be levied, assessed or imposed (x) a tax, assessment, levy, imposition, license fee or charge as a capital levy or otherwise on the rents received therefrom, or (y) any other substitute or additional tax, assessments, levies, impositions, fees or charges, then the same shall be deemed to be included within the term "Real Estate Taxes" for the purposes hereof, but only if, in any such cases, it shall then be customary that office space of 75,000 or more rentable square feet leases in first-class Manhattan office buildings shall include the same in Real Estate Taxes (unless such inclusion shall be due to such leases having been executed at times when market conditions favored landlords or owners of such buildings).

            (b) Tenant shall pay all Real Estate Taxes levied or assessed against the Property or any part thereof when due and payable and prior to the time that any penalty or interest may be charged in respect of the nonpayment thereof, and shall obtain receipted tax bills therefor.

            (c) Tenant shall pay to the appropriate taxing authority all Real Estate Taxes on or prior to their respective due dates. If the Commencement Date or the Expiration Date shall be a day other than the first day or last day, respectively, of a Tax Year, then Tenant's Real Estate Tax obligation with respect to such Tax Year shall be pro-rated in accordance with the number of days during such Tax Year which occur within the term of this Lease.

            (d) (i) Landlord hereby grants and assigns to Tenant all rights Landlord may have to apply for correction, or petition for reduction, of the assessed valuation of the Building and the Land, to claim and obtain a refund of Real Estate Taxes or otherwise challenge the validity or applicability of any real estate tax, assessment or similar or related charge or law (any such application, petition, claim of refund or challenge, a "Tax Protest"). Tenant shall have the right (except as set forth in 4.03(d)(ii) below), to accept or reject any proposed settlement or compromise of any such Tax Protest during any phase or stage thereof, and to determine whether to appeal from, or in any manner challenge, a denial of any such Tax Protest. Landlord shall fully and timely cooperate with Tenant in the prosecution of any and all Tax Protests and, in connection therewith, Landlord shall execute all such petitions, applications, pleadings or other documentation prepared and/or filed in connection with a Tax Protest as Tenant may reasonably require (including, without limitation, a Real Property Income and Expense statement), and shall make available to Tenant any material and information in Landlord's possession, custody or control relating to the cost of the Building, and any improvements made thereon, the income derived from the operation thereof, financing arrangements and any other facts Tenant may reasonably require. Tenant agrees that the provisions of the foregoing sentence shall not be construed so as to require Landlord to execute any documents which are inaccurate, not in the proper form, or not reasonably necessary (from a legal, practical or knowledge standpoint) to prosecute such Tax Protest.

                  (ii) During the last two (2) years of the Initial Term (if Tenant has not exercised its Renewal Option) or of the Renewal Term, the grant and assignment referred to in Subdivision 4.03(d)(i) above shall not be applicable except as otherwise set forth in Subdivision 4.03(d)(iii) below. If Landlord shall be the party prosecuting a Tax Protest, Landlord shall have all the rights with respect to the Tax Protest which would have been provided to Tenant pursuant to Subdivision 4.03(d)(i) had Tenant prosecuted the Tax Protest, and Tenant shall fully and timely cooperate with Landlord in the prosecution of the Tax Protest in the manner and to the extent set forth for Landlord in Subdivision 4.03(d)(i) above.

                  (iii) Notwithstanding anything to the contrary contained in this Subsection 4.03(d), if the party which has the initial control of the right to apply for a Tax Protest pursuant to Subdivision 4.03(d)(ii) shall not have done so prior to the thirtieth (30th) day before the last day for filing a timely Tax Protest, and thereafter fails to do so within ten (10) days following a written demand therefor (hereinafter the "Failing Party") by the other party, then such other party (hereinafter the "Pursuing Party") shall have the right to do so; provided, however, that if, as a result of a Tax Protest filed by the Pursuing Party, there shall be an increase or a reduction or refund in Real Estate Taxes, the Pursuing Party shall be solely responsible for the payment of such increase and shall obtain the benefit of the reduction or refund. If the Landlord is the Pursuing Party the Tenant shall pay to Landlord the amount of such reduction or refund.

                  (e) "Tax Year" shall mean every twelve (12) consecutive month period, all or any part of which occurs during the term of this Lease, commencing each July 1 or such other date as shall be the first day of the fiscal tax year of The City of New York.

      Section 4.04. Renewal Rental. (a) (i) The Annual Rental for the Renewal Term shall be the greater of ninety (90%) percent of the Fair Rental Value (hereafter defined) or the Annual Rental in effect for the year preceding the first year of the Renewal Term.

                  (ii) Additional Rent shall be payable for the Renewal Term on the same basis as during the Initial Term.

                  (iii) Within fifteen (15) days after Tenant shall have given Landlord Tenant's Renewal Notice (but not earlier than two years prior to the end of the Initial Term), Landlord shall notify Tenant of Landlord's determination of the Fair Rental Value for the Renewal Term. If Tenant shall disagree with Landlord's determination of the Fair Rental Value, then Tenant, within thirty (30) days after having received Landlord's notice, shall notify Landlord (x) that Tenant disputes Landlord's determination and (y) of Tenant's determination of the Fair Rental Value. If Landlord and Tenant shall be unable to agree upon the Fair Rental Value within twenty (20) days after Tenant notifies Landlord that Tenant disputes Landlord's determination, then either party may immediately or at any time thereafter submit the dispute to determine the Fair Rental Value to arbitration in the manner provided in Article 26.

            (b) The term "Fair Rental Value" shall mean the base annual rental which a willing bona fide third party tenant would pay at the time in question to a willing bona fide landlord for a lease for the Renewal Term in its then condition and state of repair (except that any improvements installed at the sole cost and expense of Tenant shall be considered only to the extent that such improvements shall be deemed by the arbitrator to have economic value to a new tenant), on the same terms, covenants and conditions as are contained in this Lease, and considering, in particular, the facts that (i) no rent concessions or work allowances are to be granted or paid by Landlord, (ii) Landlord shall not incur any brokerage fees in connection with the leasing of the Premises to Tenant for the Renewal Term, and (iii) Tenant pays directly for all taxes and operating expenses from the first dollar.

            (c) If for any reason the Fair Rental Value shall not have been determined prior to the commencement of the Renewal Term, then, from the commencement of the Renewal Term until the Fair Rental Value, and, accordingly, the Annual Rental, shall have been finally determined, Tenant shall pay Annual Rental at the rate of the average of the Landlord's and Tenant's proposed rent per annum. Upon such final determination and within thirty (30) days after demand therefor, Tenant shall pay to Landlord any deficiency from the commencement date of the Renewal Term to the date of such final determination, or, if Tenant shall have overpaid, Landlord shall refund to Tenant any overpayment, with such deficiency or refund payments to bear interest computed at the Prime Rate from the date of such deficiency or overpayment until the day that the deficiency or refund payment is made by Landlord or Tenant (as the case may be).

      Section 4.05. Certain Offset Rights. In the event (i) Landlord fails to pay Tenant any amount owed to Tenant pursuant to Subsections 4.03(d)(iii), 5.03(c) or 8.01(c) of this Lease, (ii) an arbitrator has decided in favor of Tenant with respect to such disputed amount, and (iii) Landlord has failed to pay such amount for fifteen (15) days after the date of the arbitrator's determination, Tenant shall have the right to offset the amount owed Tenant against the Annual Rental and Additional Rent then due or thereafter coming due under this Lease. In addition, if the amount owed to Tenant pursuant to Subsections 4.03(d)(iii), 5.03(c) or 8.01(c) of this Lease does not include interest thereon at the Prime Rate, then Tenant shall also have the right to offset interest on the declining balance of such amount at the Prime Rate from the date such amount should have been paid to Tenant until such interest is fully offset by Tenant or fully reimbursed to Tenant.

                                  ARTICLE FIVE

                           OPERATIONS AND MAINTENANCE

      Section 5.01. Standard of Operations. (a) Tenant covenants to operate and maintain the Building so that upon the expiration of the Lease the Building will be returned to Landlord in a condition meeting the "Restoration Standard" as herein defined.

            (b) "Restoration Standard" means that at the expiration or earlier termination of the term of this Lease ("Lease Expiration" or "Lease Termination") the Building will be returned to Landlord in its then "as is" condition provided that: (i) it is not in a state of disrepair, and (ii) considering the nature of Tenant's use of the office space as its corporate headquarters, it has been maintained in a "first-class" manner as hereinafter defined.

            (c) "first-class" means that: (i) no maintenance has been deferred;
(ii) maintenance has been performed on a regular basis in accordance with industry standards in the operation and maintenance of buildings similar to the Building in age, size and use in Soho; and (iii) to the extent that the requirements of (i) and (ii) of this subdivision (c) imply a need for capital improvement or replacement, Tenant shall have performed the capital improvement or replacement regardless of the time remaining in the then term of this Lease.

            (d) In the event Tenant fails to maintain the Building in accordance with Subsection 5.01(c) above, such failure shall not be deemed a default hereunder during the term of this Lease, but Tenant shall be required to meet the Restoration Standard by restoring the Building upon Lease Expiration or Lease Termination to the same condition it would have been in had Tenant fulfilled its obligation to maintain the Building in accordance with Subsection 5.01(c).

      Section 5.02. Cost of Operations and Maintenance. (a) Except as otherwise provided in Section 3.03 hereof and to the extent hereinafter specifically otherwise provided, all costs of operations and maintenance (including, without limitation, capital costs and managing agent fees incurred whether or not Landlord exercises its rights under Section 5.02(d) hereof) that are: (i) necessary to meet legal requirements, (ii) necessary to achieve and maintain the Restoration Standard, (iii) otherwise specifically required by this Lease, or
(iv) otherwise desired by Tenant, shall be paid for by Tenant.

            (b) During the term of this Lease, Tenant shall enter into a management agreement (or successive management agreements) with a professional third party building management firm to operate the Building in a manner which satisfies the operation standard set forth in Section 5.01 hereof. Simultaneously with the execution and delivery of this Lease, Tenant has entered into a management agreement with CB Richard Ellis, Inc., a copy of which has been provided to Landlord. Upon the expiration or termination of the management agreement, Tenant shall enter into a new or renewal agreement with CB Richard Ellis, Inc. or Tenant may, instead, enter into a management agreement with another recognized professional national property management firm with an office in New York City or with a recognized professional New York City management firm that already has under management at least (i) five (5) New York City office buildings and (ii) 1,000,000 square feet of office space. Any management agreement entered into by Tenant shall be terminable by or at the request of Landlord in the event Landlord exercises its rights under Subdivision 5.02(d) below. Tenant shall not self-manage the Building. On a quarterly basis, Tenant shall provide or cause to be provided to Landlord, for informational purposes only, a copy of quarterly or other periodic or special reports prepared or obtained by the management firm for Tenant relating only to (i) the condition of the building (including the status of capital improvements in progress and planned for the future), (ii) incidents or problems that may have developed with the Premises, and (iii) during the Consultative Period, current financial reports, and during any period when Landlord is managing the Building, current financial reports and financial reports for the preceding three (3) years, in each case, with respect to the budget, income, expenses and operation of the Building. Landlord agrees that all Landlord's requests and other communications regarding the foregoing reports shall be directed to Tenant rather than said management firm.

            (c) Upon the completion of construction of the 557 Building, Tenant shall provide an adequate and appropriate space for the management of the Building in the 557 Building.

            (d) Landlord has the right to hire a management firm (CB Richard Ellis, Inc. or another meeting the requirements of Subdivision 5.02(b) above) to perform the management functions described above, but only if and for so long as both of the following two conditions exist: (i) Tenant is not in physical occupancy of at least 102,500 rentable square feet of office space in the Building, and (ii) Tenant does not meet the Financial Test (as hereinafter set forth). During the time the management firm has been hired by Landlord, except in emergencies, Landlord shall obtain Tenant's approval (which approval shall not be unreasonably withheld or unduly delayed), or shall cause the managing agent to obtain Tenant's approval (which approval shall not be unreasonably withheld or unduly delayed), prior to Landlord or such managing agent making a decision which increases the cost of any line item in the operating expense budget by $5,000 or more. Any management agreement entered into by Landlord shall be terminable by or at the request of Tenant if and when either of the above conditions no longer exists. If Landlord exercises its rights under this
Section 5.02(d), Landlord shall manage the Building in accordance with Sections 5.01(b) and (c). Landlord shall not self-manage the Building.

            (e) As used in this Lease, "Financial Test" shall mean a credit rating not lower than Standard & Poors Senior Long Term Debt rating of BB+ (i.e., as of the Commencement Date, one Standard & Poors rating level below "investment grade" of BBB-). In the event Standard & Poors no longer exists or no longer publishes credit ratings, the parties shall agree to a comparable substitute credit rating agency. If the parties are unable to agree to a substitute credit rating agency, the issue shall be resolved by arbitration in accordance with Section 26.01.

      Section 5.03. Consultative Period. The following provisions shall obtain during the last two years (the "Consultative Period") of the Initial Term (if Tenant has not exercised its right to renew) or of the Renewal Term:

            (a) The parties will consult with one another with respect to any significant management issues. The purpose of consultation shall be a good faith effort by Landlord and

Tenant to agree on appropriate management measures and capital and non-capital expenditures to meet the Restoration Standard in a commercially reasonable manner.

            (b) Tenant shall be obligated to make and pay for capital improvements only if (i) needed to meet the Restoration Standard or (ii) desired by Tenant. Tenant shall elect whether to make such other capital improvements as requested by Landlord or to permit Landlord to make them, in either event at Landlord's cost, provided that the making of such capital improvements shall not materially interfere with Tenant's use or occupancy of any portion of the Property or access thereto.

            (c) If Tenant shall be performing a capital improvement needed to meet the Restoration Standard, Landlord may, on reasonable notice, require Tenant to upgrade the same (but only if such incremental work shall not materially interfere with Tenant's use or occupancy of any portion of the Property or access thereto), in which event the additional cost attributable to the upgrade shall be paid for by Landlord on a periodic basis that generally corresponds to the progress of the work.

            (d) If Landlord has exercised its rights under Section 5.02(d), Landlord may not require Tenant to pay for non-capital expenditures other than the same types of items and magnitudes included in Tenant's budgets or actual expenditures in the three years preceding the Consultative Period.

            (e) Disputes regarding (i) whether an issue is a significant management issue, (ii) a failure to agree on whether a proposed capital improvement is needed to meet the Restoration Standard or on the additional cost attributable to an upgrade or (iii) the types and magnitudes of proposed non-capital expenditures, shall be resolved by arbitration in the manner provided by Article 26 below; provided that any arbitrator acting under Section
26.01 in connection with any of the foregoing matters shall be a specialist (i.e., a building manager, engineer, architect, etc.) in the issue with which the arbitration is concerned, and shall have been actively engaged in such specialty for a period of at least ten (10) years before the date of his or her appointment as an arbitrator hereunder.

      Section 5.04. Tenant's Insurance. Tenant shall maintain in full force and effect at all times during the term of this Lease:

            (a) standard all-risk fire and casualty insurance (including, without limitation and if commercially reasonable, flood and earthquake coverages), with so-called "law and ordinance" coverage, covering the Building and all leasehold improvements now or hereafter in the Premises in an amount at least equal to replacement cost of the Building (excluding foundation and excavation costs) and said leasehold improvements at the time in question, but in no event less than such coverage as is required to avoid co-insurance provisions; the policy shall contain a replacement cost and agreed amount endorsement.

            (b) commercial general liability insurance, including a contractual liability endorsement, which shall include bodily injury, personal injury, death, independent contractors, completed operations and property damage coverages, having a combined single limit amount of not less than $15,000,000 against all claims, demands or actions with respect to damage, injury or death made by or on behalf of any person or entity, in respect of the Premises and the roof of the Building, or arising from or related to the conduct and operation of Tenant's business in the Premises.

            (c) employer's liability insurance with a minimum limit of $1,000,000 for bodily injury;

            (d) worker's compensation, disability and other similar insurance in statutory limits covering all persons employed by Tenant (and Tenant shall cause Tenant's managing agent to maintain the same covering all persons employed by Tenant's managing agent) or in connection with any work performed by or on behalf of Tenant in the Building (or paying for comparable insurance taken out by Landlord for persons employed by Landlord or Landlord's managing agent if Landlord exercises its rights contained in Section 5.02(d) hereof);

            (e) [intentionally omitted]

            (f) rent or business interruption insurance in an amount sufficient to pay the Annual Rental and estimated Real Estate Taxes during any period in which 25% or more of the Building is rendered unuseable for Tenant's business and Tenant is obligated hereunder to rebuild; and

            (g) such other insurance coverage as is customarily carried by net lessees in respect of buildings similar to the Building in Soho ("Comparable Buildings").

Commencing with the fifth (5th) anniversary of the Commencement Date, Landlord may from time to time during the term of this Lease (but not more frequently than once during any period of five (5) years) require that the amount and type of the insurance to be maintained by Tenant hereunder be increased, so that said amount and type adequately protects Landlord's interest; provided, however, that Landlord may not require Tenant to procure any insurance which (i) exceeds in type or amount the insurance which is then being customarily required to be maintained of net lessees of Comparable Buildings, or (ii) is not available at commercially reasonable rates. Said policies of insurance may be written as primary policy coverage or a combination of primary and excess coverage and shall be issued by good and solvent companies, having a rating of not less than "A:VIII" in Best's Key Rating Guide, licensed to do business in the State of New York, or other companies approved by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord hereby approves the Atlantic Mutual Insurance Co. and Centennial Insurance Company (or any of their affiliates or subsidiaries) as Tenant's insurer. Said policies required under Subparagraphs
(b), (c) and (d) above shall name Landlord and Landlord's Mortgagee as additional insureds as their interests may appear, and the policy required under Subparagraph (a) above shall name Landlord as an additional insured and Landlord's Mortgagee as a mortgagee and loss payee as their interests may appear and shall be payable and the proceeds made available to Tenant as provided in Article 9 hereof. Said policies (if and to the extent that the same shall be customary) shall provide that the insurer will give at least thirty (30) days prior written notice of cancellation of said policy or of any material modification thereof. Within twenty (20) days following the execution of this Lease, and at least twenty (20) days prior to the expiration of any such policy or renewals thereof, Tenant shall furnish to Landlord a certificate or certificates of insurance (including appropriate endorsements showing Landlord as an additional insured) certifying that the insurance coverage required hereby is in force. Any insurance required by the terms of this Lease to be carried by Tenant may be under a blanket policy (or policies) covering other properties or locations of Tenant and/or its related or affiliated corporations. If such insurance is maintained under a blanket policy, Tenant shall procure and deliver to Landlord a statement from the insurer or authorized agent of the insurer setting forth the coverage maintained and the amounts thereof allocated to the risks at the Land and Building intended to be insured hereunder, which amounts shall not be less than the limits set forth in clauses (a) through (g) of this
Section 5.04. Tenant shall promptly give Landlord a copy of any notice of violation of insurance requirements received by Tenant from any insurance carrier of Tenant.

                                   ARTICLE SIX

                               LEASEHOLD MORTGAGES

      Section 6.01. Mortgageable Lease. Notwithstanding anything to the contrary contained in this Lease, Tenant shall, upon notice to Landlord, have the right to mortgage this Lease and Tenant's rights hereunder without the consent of Landlord (except that the consent of Landlord, not to be unreasonably withheld or delayed, shall be required if the proposed mortgagee is not a domestic institutional lender), and Landlord acknowledges that, in such event, it is the intention of the parties that the rights of Tenant under this Lease shall be mortgageable in accordance with institutional mortgage lending practices (i.e., this Lease shall be a "mortgageable lease"). Accordingly, Landlord shall (subject to the limitations set forth below) consent to and make whatever reasonable changes to this Lease as may be reasonably required, from time to time, by a domestic institutional lender making a loan secured by an exculpated, unguaranteed leasehold mortgage upon the interest of Tenant under this Lease, including, but not limited to, payments to Tenant or mortgagee in condemnation for the amount set forth in Section 12.04 hereof, rights to notice and opportunity to cure, recording of notice of the mortgagee's rights, elimination of any non-curable default obligations, estoppel certificates and the right to a replacement lease in the event of a termination of this Lease if the leasehold mortgagee cures monetary defaults prior to the expiration of the applicable grace period(s). Tenant shall have the unrestricted right to collaterally assign this Lease, provided that the assignee coming into possession of the Premises by reason of such assignment satisfies the use and Minimum Net Worth requirements set forth in Subsection 16.01(c) below. Tenant agrees that Landlord shall not be required to make any changes to this Lease which shall (i) extend or shorten the term of this Lease,
(ii) increase any of Landlord's obligations or decrease any of Landlord's rights under this Lease, except to a de minimis extent, or (iii) affect Tenant's obligation to pay Annual Rental and Additional Rent. For the purposes of this Lease, the term "domestic institutional lender" shall mean a savings bank, a savings and loan association, a commercial bank, a trust company, which is organized under the laws of the United States or Canada and subject to the supervision of the Comptroller of the Currency, the Federal Reserve Board or a state banking superintendent or commissioners, an insurance company, an investment bank, a real estate mortgage investment conduit, a trustee in securitization, or any assignee of any thereof (which assignee must also be a domestic institutional lender) organized and existing under the laws of the United States or Canada, a real estate investment trust sponsored by a domestic institutional lender (which is not another real estate investment trust), or a union, federal, state, municipal or secular employee's welfare, benefit, pension or retirement fund.

                                  ARTICLE SEVEN

                                 USE AND ACCESS

      Section 7.01. Use. (a) Tenant, its permitted assignees, permitted subtenants and other permitted occupants of the Building or portions thereof shall have the right to use the Building and all portions thereof for general and executive office use and all purposes ancillary thereto, consistent with ancillary uses in Comparable Buildings, as well as for retail use where permitted by Applicable Law.

            (b) Without limiting the foregoing, Tenant shall have the right to use portions of the Building for the following specific purposes:

                  (i) medical departments for employees of Tenant;

                  (ii) cafeterias, kitchens, pantries and dining rooms for the feeding of employees and guests of Tenant;

                  (iii) gallery and other retail uses (on the basement, first and second floors of the Building only);

                  (iv) vending machines and snack bars for the sale of food, confections, nonalcoholic beverages, cigars and cigarettes, newspapers and other convenience items to employees of Tenant;

                  (v) business machines, equipment for printing, producing and reproducing forms, circulars and other materials used in connection with the conduct of Tenant's business, and equipment for the production of such photostats and other material as Tenant may require for the transaction of its business, but in either instance not for sale to others;

                  (vi) libraries;

                  (vii) computer and other electronic data processing equipment;

                  (viii) auditoriums;

                  (ix) board rooms, conference rooms and screening rooms;

                  (x) training rooms for employees and guests of Tenant;

                  (xi) facilities for storage of equipment and supplies in connection with the foregoing;

                  (xii) safe and vault areas;

                  (xiii) audio-visual and closed circuit television facilities;

                  (xiv) a gymnasium, exercise and health room facility for employees of Tenant, including, without limitation, locker rooms, showers and related facilities;

                  (xv) radio and other electronic communication facilities;

                  (xvi) child care facilities; and

                  (xvii) retail sale of books and other educational materials.

            (c) Without limiting the foregoing, Tenant shall have the right to use the roof of the Building for the following outdoor purposes:

                  (i) dining area for the use by employees and guests of Tenant;

                  (ii) lounge area for employees and guests of Tenant;

                  (iii) parties and social gatherings of employees and guests of Tenant;

                  (iv) area for microwave, satellite or other antenna communication system; and

                  (v) such other outdoor roof activities as permitted by and in accordance with Applicable Law in connection with such use.

            (d) To the extent any of the specific uses set forth in Subsections
(b) and (c) above or any other special use to which Tenant is permitted to put the Premises requires an amendment to the existing certificate of occupancy, Tenant shall be responsible for obtaining and maintaining the same at Tenant's cost, as well as any other governmental permit, approval or license required by Applicable Law in connection therewith. Landlord shall cooperate with Tenant and shall execute all applications, authorizations and other instruments (but only if the same shall be accurate, in the proper form and reasonably necessary for Landlord to execute) reasonably required to enable Tenant to fulfill Tenant's responsibilities under this Subsection (d); provided, however, that Landlord shall not be required to incur any additional out-of-pocket expense therefor (it being agreed and understood, however, that any cost or expense which Landlord is or would be contractually obligated or legally liable to pay to any third party or any governmental agency for any reason other than the cooperation requirement set forth in this Subsection (d) shall not be deemed or construed an "additional out-of-pocket expense"), unless Tenant agrees to reimburse Landlord for the same. Tenant agrees to furnish Landlord with a copy of Tenant's applications in connection therewith, and to furnish Landlord a copy of the amended certificate of occupancy within a reasonable period of time following Tenant's receipt thereof. The foregoing provisions are not intended to be deemed Landlord's consent to any use of the Premises not otherwise permitted hereunder. Landlord does not represent that any of the uses of the Premises specified in Subsections 7.01(b) and (c) above are or shall be in compliance with Applicable Law.

            (e) Tenant shall not permit or conduct any obscene performances within the Premises, nor permit use of the Premises for nude modeling, or as a sex club of any sort, or as a "massage parlor". Obscenity is defined here as it is in Penal Law '235.00. Tenant shall not use or occupy the Building, or knowingly permit any agent, employee, licensee or invitee of Tenant to use or occupy the Premises, or do anything in the Building, or knowingly permit anything to be done in, brought into or kept on the Premises by any agent, employee, licensee or invitee of Tenant, which: (i) violates the certificate of occupancy for the Building; (ii) causes injury to the Building or any of Landlord's equipment, facilities or systems therein; or (iii) constitutes a violation of Applicable Laws or the requirements of relevant insurance bodies. Landlord agrees not to enforce the provisions of this Subsection 7.01(e) against Tenant in a commercially unreasonable manner.

            (f) Tenant shall not use, or knowingly permit anyone to use, the Premises or any part thereof, for gambling activities or for the regular conduct of auctions, except that Tenant may conduct public art and similar auctions on the first and second floors of the Building, occasional other auctions for charitable, educational or community purposes, and private auctions of Tenant's own assets.

            (g) Tenant shall not commit waste upon the Premises.

      Section 7.02. Access. Tenant and its permitted subtenants and other permitted occupants of the Premises, and their employees, agents, licensees and invitees, shall have access to the Premises at all times, 24 hours per day, every day of the year. Notwithstanding the foregoing, Landlord shall have the right to close the Building one (1) day per year if necessary to prevent any easements by prescription.

                                  ARTICLE EIGHT

                             REPAIRS AND MAINTENANCE

      Section 8.01. Tenant's Obligation to Repair and Maintain. (a) Tenant shall, at its sole cost and expense, keep and maintain in good repair and working order and make all necessary repairs and replacements to and perform all necessary maintenance upon the Building (including, without limitation, any base building systems) and public portions of the Building and all parts thereof, including, without limitation, the foundation, footings, roof, exterior walls and load-bearing walls and columns of the Building, the plumbing, electrical and mechanical systems serving the Building, all floors and ceilings in the Building, all core stairs, all elevators, all exterior windows, exterior plate glass, window sills and sashes in the Building and all Building equipment within and serving the Building.

            (b) Tenant shall also be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, in and to the Building, the roof, and all of Tenant's leasehold improvements.

            (c) Landlord shall be responsible for all repairs to the Building or any part thereof, the need for which arises out of the wrongful or negligent act or omission of Landlord or of Landlord's employees, agents (including, without limitation, Landlord's managing agent during any period when Landlord has hired a management firm under Section 5.02(d) hereof), contractors or invitees, which wrongful or negligent act or omission occurs after the Commencement Date. In addition, and notwithstanding the foregoing, in the event Landlord has exercised its right to hire a management firm under Section 5.02(d), Landlord shall be responsible for all repairs to the Building or any part thereof to the extent the need therefore arises out of Landlord's failure to perform its obligations to manage the Building in accordance with the terms of this Lease. All repairs in and to the Building for which Landlord is responsible in accordance with this Subsection 8.01(c) shall be promptly performed by Landlord in compliance with all Applicable Laws. If Landlord shall default in the performance of any of Landlord's obligations under this Subsection 8.01(c), or if Landlord shall fail to make any payment that Landlord agrees or is obligated to make pursuant to this Subsection 8.01(c), then Tenant, after five (5) business days notice to Landlord (and without notice in the case of an emergency), may perform the obligation, or, in the case of a payment due others, make the payment, as Landlord's agent. The full amount of the cost and expense so incurred by Tenant or the payment so made, together with the amount of any reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding by reason of any default of Landlord hereunder, shall be paid by Landlord to Tenant with interest at the Prime Rate thereon from the date so paid or incurred by Tenant until paid by Landlord.

                                  ARTICLE NINE

                             FIRE AND OTHER CASUALTY

      Section 9.01. Damage or Destruction. (a) Except to the extent otherwise provided in Subsection (b) of this Section 9.01, (i) Tenant at its sole cost and expense shall promptly proceed to reconstruct, restore and repair any damage or destruction to the Premises by fire or other casualty to a condition substantially equivalent in value and function to the extent permitted by law to its former condition; and (ii) Tenant specifically waives any rights it might otherwise have under New York Real Property Law ' 227 to any abatement of rent or other obligations under this Lease or to any right to terminate this Lease.

            (b) (i) If, during the 19th or 20th years of the Initial Term or during the last two years of the Initial Term (if Tenant has not exercised its Renewal Option) or during the last two years of the Renewal Term, more than 25% of the Building shall be damaged by fire or other casualty, Tenant may elect not to reconstruct, restore or repair, and may terminate this Lease on thirty (30) days written notice to Landlord given at any time after the date of the fire or other casualty. Tenant, in that event, will assign to Landlord all its rights under the fire and extended coverage insurance policies required to be maintained under this Lease, and subject to a pro-ration and apportionment of Annual Rental and Real Estate Taxes as of the date of the casualty, no further rentals shall be due hereunder.

                  (ii) If, during the first eighteen (18) years of the Initial Term, more than 25% of the Building shall be damaged by fire or other casualty, Tenant shall be obligated to rebuild as required by Section 9.01(a) hereof but Tenant may, at its option, elect to terminate this Lease as of the 18th anniversary of the Commencement Date by giving Landlord a notice to that effect no later than the earlier of (i) one year after the date of the fire or casualty and (ii) the eighteenth anniversary of the Commencement Date.

      Section 9.02. Waiver of Subrogation Rights. (a) The parties hereto hereby waive any and all rights of recovery, claim, action or cause of action, against the other party (and, in the case of Tenant, such waiver shall extend to Tenant's permitted subtenants and other occupants of the Premises), their respective agents, partners, officers and employees, for any loss or damage that may occur to the Building and to all property, whether real, personal or mixed, located in the Building, by reason of fire, the elements or any other cause normally insured against under the terms of standard "all risk" insurance policies of the type prescribed from time to time for use in respect of the Building, regardless of cause or origin, including the negligence of the parties hereto or of any such subtenants or other occupants of the Building, their respective agents and employees. Each party agrees to provide the other with reasonable evidence of its insurance carrier's consent to such waiver of subrogation. Nothing contained in this Section 9.02 shall be deemed to relieve either party of any duty imposed elsewhere in this Lease to repair, restore or rebuild provided for elsewhere in this Lease.

            (b) Landlord and Tenant shall each include in its fire insurance policies appropriate clauses pursuant to which the insurance companies (i) waive all rights of subrogation against the other and each party's mortgagee with respect to losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all rights of recovery against any party for losses covered by such policies.

                                   ARTICLE TEN

                                    LIABILITY

      Section 10.01. Indemnification of the Parties. Subject to the provisions of Section 9.02, Landlord and Tenant each agree to indemnify and save the other (and such other's partners, directors, employees, shareholders, members and principals) harmless from any and all claims with respect to bodily injury or property damage: (i) arising from any breach or default on the part of the indemnifying party in the performance of any covenant or agreement on its part to be performed pursuant to the terms of this Lease, or (ii) arising from the indemnifying party's negligence or the negligence of any of its agents, contractors or employees, including, without limitation, all costs, reasonable counsel fees and disbursements, expenses and liabilities incurred in connection with any such claim; and if any action or proceeding is brought against either Landlord or Tenant by reason of any such claim, the indemnifying party upon notice from the party to be indemnified covenants to resist or defend such action or proceeding at its expense. In addition to the foregoing and subject to the provisions of Section 9.02, Tenant agrees to indemnify and save Landlord harmless from any and all claims, accidents, damages or injuries whatsoever occurring in the Building or on the roof of the Building, unless and to the extent caused by the negligence or willful misconduct of Landlord or an Affiliate of Landlord or of their respective agents, employees, contractors or invitees. The party to be indemnified shall not settle any such action without the consent of the indemnifying party, and shall permit the indemnifying party to participate in the defense of any such action.

      Section 10.02. Landlord's Exculpation. Except as otherwise expressly provided in this Lease, Landlord shall not be liable to Tenant for any loss or injury or damage to Tenant, or to Tenant's property, irrespective of the cause of such injury, damage or loss, and Landlord shall not be liable for any damage to property of Tenant entrusted to employees of Landlord or for loss of or damage to any such property by theft or otherwise, except, in all such cases, to the extent caused by or resulting from (i) the failure by Landlord to fulfill any of Landlord's obligations under this Lease, or (ii) the negligence or willful misconduct of Landlord, or of an Affiliate of

Landlord or of their respective agents, employees, contractors or invitees (subject, however, to the provisions of Section 9.02 above).

                                 ARTICLE ELEVEN

                            ALTERATIONS AND FIXTURES

      Section 11.01. Alterations by Tenant. (a) At any time, and from time to time during the term of this Lease, Tenant may make all such improvements, additions, changes and alterations to the Premises (collectively, "Alterations") as Tenant shall deem necessary or desirable.

            (b) Alterations to the building systems which neither constitute waste nor materially diminish the value of the Building are not Structural Alterations. Other Alterations to building systems are Structural Alterations.

            (c) "Structural Alterations" are Alterations that (other than to a de minimis extent): (i) reduce the value of the Building, (ii) reduce the marketability of the office space of the Building for single or multi-tenancy,
(iii) affect the structural integrity of the Building (i.e., load-bearing components), (iv) affect the facade or other exterior appearance of the Building, or (v) if made to Building Systems, constitute waste.

            (d) Tenant shall give Landlord at least ten (10) business days prior written notice of any proposed Alteration (Structural or otherwise) in sufficient detail for Landlord to determine whether the proposed Alteration is a Structural Alteration; provided that Tenant need not give Landlord notice of any proposed Alteration that is clearly not a Structural Alteration.

            (e) If a proposed Alteration is a Structural Alteration, Landlord may require the restoration at Lease Expiration of the portions of the Building affected by the Structural Alteration, but only if Landlord shall have given Tenant a written notice to that effect within ten (10) business days after receiving Tenant's notice of the proposed Structural Alteration.

            (f) Notwithstanding the foregoing provisions of this Section 11.01, Tenant may proceed to perform any Alteration (whether or not a Structural Alteration) without having received Landlord's notice described in Section 11.01(e) hereof. Tenant acknowledges that it proceeds at its own risk (i.e., Landlord may determine that the proposed Alteration is a Structural Alteration, and require the restoration at Lease Expiration of the portions of the Building affected by the Structural Alteration) if Tenant fails to wait for the earlier of Landlord's notice or the lapse of the ten (10) business days as stated in
Section 11.01(e). In the event Tenant's notice to Landlord regarding the proposed Structural Alteration does not accurately describe or cover the Alteration that is ultimately built (as shown in the "as built" plans delivered to Landlord upon completion of the Alteration pursuant to Section 11.02(c)), Landlord shall have the right to require the restoration at Lease Expiration of the portions of the Building affected by such Structural Alteration.

            (g) Promptly upon the completion of any Structural Alteration as to which Landlord has reserved a right to require restoration, Tenant shall inform Landlord in writing as to Tenant's good faith reasonable estimate of the cost of restoration.

            (h) If Landlord or Tenant disputes whether (A) an Alteration is a Structural Alteration or (B) Tenant's good faith reasonable estimate of the cost of restoration is, in fact, a commercially reasonable estimate, the dispute shall be settled by Expedited Arbitration commenced by either party (x) within six (6) months after the delivery by Tenant to Landlord of the notice set forth in Subsection 11.01(d) above (or if no such notice has been given within six (6) months from the date Landlord has actual knowledge of the information that Tenant is required to include in its notice to Landlord pursuant to Subsection 11.01(d) above), in the case of a dispute as to the matter set forth in clause
(A) of this Subsection 11.01(h), or (y) within six (6) months after the delivery by Tenant to Landlord of the writing set forth in Subsection 11.01(g) above, in the case of a dispute as to the matter set forth in clause (B) of this Subsection 11.01(h). A failure to commence to arbitrate the Landlord's determination that an Alteration is a Structural Alteration or Tenant's estimate of the cost of restoration within the six (6) months shall constitute a waiver by both parties of any objections to the determination or estimate, as the case may be.

            (i) Notwithstanding anything to the contrary set forth in Subsection 11.01(e) above, Tenant may add, without having to restore, (i) two passenger elevators (in the location and having the operational specifications shown on Exhibit C attached hereto) and (ii) bathrooms (in the locations shown on Exhibit D attached hereto).

            (j) Landlord shall reasonably cooperate with Tenant in connection with the performance of Alterations, and sign any application or other instrument ("Building Applications") for any permit, license, certificate, approval or authorization required to be obtained under Applicable Law in connection with any Alteration, provided the relevant Building Application is accurate, in proper form required by Applicable Law and Landlord's execution is reasonably necessary; provided, however, that Landlord shall not be required to incur any additional out-of-pocket cost or expense therefor (it being agreed and understood, however, that any cost or expense which Landlord is or would be contractually obligated or legally liable to pay to any third party or any governmental agency for any reason other than the cooperation requirement set forth in this Subsection (j) shall not be deemed or construed an "additional out-of-pocket expense"), unless Tenant agrees to reimburse Landlord for the same.

            (k) In addition to Landlord's cooperation obligation contained in Subsection (j) above, at Tenant's request, Landlord shall transfer to Tenant and the managing agent of the Building, to the extent permitted by Applicable Law, the joint (but not several) authority to execute as "owner" all Building Applications during such times as Landlord has not exercised its rights under Section 5.02(d) hereof.

            (l) All Building Applications filed by or on behalf of Tenant shall be signed both by Tenant and the managing agent of the Building. Tenant shall deliver or cause to be delivered to Landlord a copy of each Building Application promptly after it has been signed by Tenant and the managing agent of the Building.

            (m) During the performance of any Structural Alteration which requires the issuance of a New York City Building Department permit and exceeds $300,000 in cost, representatives of Landlord shall have the right to inspect the same at reasonable times, on reasonable prior notice and accompanied by a representative of Tenant (unless Tenant shall fail to make a representative available for such purpose).

      Section 11.02. Requirements. (a) When Tenant performs an Alteration, Tenant shall:

                  (i) perform the Alteration in a good and workmanlike manner using contractors and mechanics of recognized competence and using materials and equipment at least comparable in grade to the original installation in the Building;

                  (ii) perform the Alteration in compliance with Applicable Law; and

                  (iii) pay for all costs incurred in connection with the Alterations, without limitation, all permits, certificates, approvals and licenses necessary to complete the Alterations.

            (b) Prior to commencing the performance of an Alteration, Tenant shall comply with the following requirements:

                  (i) Tenant shall obtain all permits, approvals and certificates required by Applicable Law needed for the performance of the Alteration, except insofar as governmental practice and procedure requires that such permits, approvals and certificates be issued in stages, in which case Tenant shall obtain the same as required for the performance of the Alteration; and

                  (ii) Tenant shall obtain, or cause to be carried by Tenant's general contractor, commercial general liability insurance, "all risk" Builder's Risk Insurance and worker's compensation insurance, with completed operations endorsement, which insurance shall (x) include Landlord and Landlord's Mortgagee and the managing agent for the Building as additional insureds, and (if and to the extent that the same shall be customary) shall provide that the insurer will give Landlord and said additional insureds thirty (30) days prior written notice of cancellation of said policy and of any material modification thereof, (y) be in such limits as are reasonably appropriate for the nature and cost of the particular work, and (z) be issued by a company or companies of recognized responsibility and licensed to do business in the State of New York.

            (c) Promptly following completion of any Alteration and Landlord's request therefor, Tenant shall deliver to Landlord (x) the final governmental approvals, including any amended or newly issued certificate of occupancy required in connection with the completed Alteration, and (y) such "as built" plans for such Alteration as are required by Applicable Law. Landlord acknowledges that all plans for any Alteration, including, without limitation, any "as-built" plans required to be delivered to Landlord pursuant to this
Article 11, shall remain the exclusive property of Tenant and/or the architect and/or the engineer who prepared such plans, provided that Landlord shall be permitted to use such plans for the purpose of completing such Alteration if and when Landlord has the right to do so under the terms of this Lease.

      Section 11.03. Tenant's Property. (a) Tenant may, at any time and from time to time during or upon the expiration or earlier termination of the term of this Lease, remove from the Building any or all trade fixtures, equipment, moveable partitions, moveable walls and wall systems, furniture and furnishings, and other moveable personal property in the Premises by or at the behest of Tenant, provided such installation or removal is accomplished without permanent and material damage to the Building. Tenant shall promptly repair any damage caused by such removal.

            (b) Upon the expiration of this Lease, Tenant shall remove all of Tenant's personal property from the Building, and Tenant shall promptly repair any damage to the Building resulting therefrom. If Tenant shall fail to remove any personal property of Tenant which Tenant is permitted to remove upon the expiration of this Lease, then (unless Tenant shall then be unable to remove the same due to Excusable Delay) any such property not removed, within ten (10) days following notice given to Tenant by Landlord following such expiration shall be deemed to have been abandoned, and shall, at Landlord's election, become the property of Landlord or disposed of by Landlord, without accountability to Tenant, in such manner as Landlord shall reasonably determine.

      Section 11.04. Restoration Obligation. (a) Tenant shall be obligated to pay for restoration after Lease Termination of the following items: (i) any Structural Alteration as to which Landlord has reserved its right under this Lease to require restoration; (ii) unless requested otherwise by Landlord, the restoration of the Building effected by the separation of the Building from 557 Broadway if and to the extent required in accordance with the Easements Agreement; and (iii) the slabbing over in a commercially reasonable manner of any interior stairwells ("Atrium") constructed by Tenant (whether prior or subsequent to the Commencement Date of this Lease) if, and to the extent that, Landlord in good faith determines that it will pursue a leasing program for the Building or portions thereof to lease space to single floor tenants or to more than one tenant on a floor or to multifloor tenants who will not use the existing Atrium or portions thereof.

            (b) Tenant shall discharge the restoration obligations set forth in
Section 11.04(a) above by reimbursing Landlord for the commercially reasonable cost incurred by Landlord in physically accomplishing those restorations which Landlord has the right under this Lease to require. If Landlord and Tenant are unable to agree upon the commercially reasonable cost or the appropriate allocation of cost to a required restoration item, the dispute will be resolved by Expedited Arbitration.

            (c) Landlord shall notify Tenant no later than one year after Lease Termination which items Landlord intends to restore. Landlord will commence restoration on those items on a schedule which, in accordance with New York City construction industry practice, would reasonably anticipate substantial completion prior to the second anniversary of Lease Expiration.

            (d) If and for so long as Tenant does not meet the Financial Test at Lease Termination or at any time thereafter, Tenant shall deposit in escrow with the Escrow Agent (as hereinafter defined) the amount by which the total of all commercially reasonable estimates of costs of restorations arrived at pursuant to Section 11.01(g) and (h) hereof plus $280,000 (the currently agreed upon commercially reasonable cost of restoration of the entire Atrium) exceeds the amount of Tenant's Letter of Credit. The amount, if any, required to be deposited will be recalculated when Landlord gives Tenant the notice required under Section 11.04(c) above. The amounts so deposited plus Tenant's Letter of Credit shall be security for performance of Tenant's obligations under Sections 11.04(a) and (b) hereof but shall not limit Tenant's liability. Escrow Agent shall be agreed upon by Landlord and Tenant but in any event it shall be a reputable law firm in New York City having no less than ten attorneys. If the parties fail to agree on an Escrow Agent within 30 days from the date the need for the Escrow Agent arises, then either party may ask the President of the Association of the Bar of The City of New York to appoint an Escrow Agent. The parties hereto shall be bound by such appointment. The Escrow Agent shall invest the escrowed funds in a commercially reasonable interest bearing investment.

            (e) Tenant's liability for payment with respect to restoration shall not exceed the commercially reasonable costs incurred by Landlord for physical restoration actually performed within two years of Lease Termination. Any amounts in escrow in excess of Landlord's unreimbursed costs shall be released from escrow and paid over (together with interest thereon) to Tenant as soon as practicable after the second anniversary of Lease Expiration. The provisions of this Section 11.04(e) shall survive the expiration or earlier termination of this Lease.

      Section 11.05. Landlord's Property. All Alterations performed by Tenant to the core of the Building, and all fixtures (other than trade fixtures), appurtenances and leasehold improvements permanently attached to or built into the Premises shall, upon Lease Expiration, be deemed to be the property of Landlord, subject, however, to Tenant's right to perform the Alterations permitted pursuant to this Article 11.

                                 ARTICLE TWELVE

                                  CONDEMNATION

      Section 12.01. Total Taking. If all of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose (other than for temporary use or occupancy), the term of this Lease shall terminate as of the date of vesting of title (the "Date of the Taking"), and, subject to a pro-ration and apportionment of Annual Rental and Real Estate Taxes as of the Date of the Taking, Tenant shall have no further obligations hereunder.

      Section 12.02. Partial Taking. In the event of a partial taking, this Lease shall remain in effect with respect to the balance of the Premises without any reduction in the Annual Rental, Additional Rent or other sums payable hereunder and Tenant shall be obligated to rebuild, alter and restore the remaining part of the Building.

      Section 12.03. Claims of Landlord and Tenant. Except as otherwise provided herein and subject to the provisions of Section 12.04 hereof, Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking (other than for temporary use and occupancy) provided for in this Article. Tenant shall also have the right to make a separate claim with the condemning authority for (a) any moving expenses incurred by Tenant as a result of such taking; (b) the unamortized portion (on a straight-line basis over twenty (20) years) of any costs incurred by Tenant in connection with any alteration or improvement made by Tenant to the Premises; (c) the value of any of Tenant's property taken (not compensated for under (b) of this sentence); and
(d) any other separate claim which Tenant may hereafter be permitted to make. If Tenant shall not be permitted to make a separate claim in such proceeding, Landlord shall prosecute all claims in such proceeding on behalf of both Landlord and Tenant, in which event Tenant may, if it so elects and at its expense, join with Landlord in such proceeding, retain co-counsel, attend hearings, present arguments and generally participate in the conduct of the proceeding. Items (a), (b), (c) and (d) above in this Section 12.03 are hereinafter referred to as "Tenant's separate claim items."

      Section 12.04. Distribution of the Award. The aggregate amount of all awards received in any proceeding relating to any taking (other than awards to Tenant for temporary use or occupancy) is hereinafter called the "Award". Regardless of the apportionment of the Award in such proceeding, and regardless of any termination of this Lease, the Award shall be distributed in the following order of priority:

            (a) If Tenant shall be obligated to repair, alter and restore the remaining part of the Building or the Premises pursuant to Section 12.02, there shall be paid: (i) to Tenant, the amount actually expended by Tenant for such repair, alteration and restoration; (ii) to Tenant, any Tenant's separate claim items; (iii) to Landlord, the amount by which Landlord's reversionary interest in the Premises had there been no taking has been reduced by the taking; (iv) to Tenant, the amount by which the taking reduced the value of the estate vested in Tenant by this Lease; and (v) to Landlord, the balance, if any of the Award. The foregoing amounts payable to Landlord shall be paid to Landlord's Mortgagee to the extent required by Landlord's Mortgage.

            (b) If the Lease is terminated pursuant to Section 12.01: (i) the Landlord's Mortgagee shall be paid such amount as shall be necessary to satisfy the Mortgage; (ii) the Tenant shall be paid the Tenant's separate claim items; and (iii) the Landlord shall be paid any balance of the Award.

            (c) The provisions of this Section 12.04 shall survive termination of the Lease.

      Section 12.05. Temporary Taking of Premises. If all or any part of the Premises shall be temporarily taken by condemnation or otherwise for any public or quasi-public use or purpose, this Lease shall nevertheless remain in full force and effect. Tenant shall continue to be responsible for all of its obligations hereunder in so far as such obligations are not affected by such taking, including, without limitation, Tenant's liability for the Annual Rental and Additional Rent reserved hereunder. The entire Award for a temporary taking shall belong to the Tenant provided the entire term of the temporary taking falls within the unexpired term of this Lease; otherwise, the Award will be apportioned between Landlord and Tenant in an equitable manner to reflect the damages to be suffered by Tenant during the Lease term and the damages to be suffered by Landlord thereafter. Any dispute between Landlord and Tenant with respect to such apportionment shall be resolved by arbitration.

      Section 12.06. Tenant's Obligation to Restore. In the event of a taking which does not result in the termination of this Lease, Tenant shall, at Tenant's expense and regardless whether any Award or Awards shall be sufficient for the purpose, proceed with due diligence to repair, alter and restore the remaining part of the Premises substantially to their former condition to the extent feasible and permitted by law to constitute a complete and tenantable Building. Upon the expiration of any temporary taking which did not result in a termination of this Lease, Tenant shall restore the Premises to their former condition as aforesaid.

                                ARTICLE THIRTEEN

                              REMEDIES AND DEFAULTS

      Section 13.01. Default by Tenant. Any of the following events shall be an "Event of Default" hereunder:

            (a) If Tenant shall fail to pay any monthly installment of the Annual Rental or any item of Additional Rent when due, and failure to make either of such payments shall continue for a period of ten (10) days after written notice thereof by Landlord; or

            (b) If Tenant shall fail to perform or observe any other covenant, term, provision or condition of this Lease to the detriment of Landlord and such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord (or such longer period as may be reasonably required to cure such default), subject to Excusable Delays.

      Section 13.02. Landlord's Remedies. (a) This Lease is subject to the limitation that, if an Event of Default shall have occurred and then be continuing, then, at Landlord's option and upon fifteen (15) days prior written notice to Tenant (if such Event of Default shall not have been cured within said fifteen (15) days), this Lease and the term and estate hereby granted and Tenant's right to possession and occupancy of the Premises shall immediately cease and terminate. Notwithstanding the foregoing, if Landlord shall have properly delivered two (2) such termination notices to Tenant by reason of separate Events of Default occurring within the preceding twelve (12) month period, then Tenant shall not have the right to cure the third Event of Default during said fifteen (15) day termination period.

            (b) Despite any termination of this Lease, Tenant agrees that Tenant shall remain liable for the Annual Rental and any Additional Rent due and to become due hereunder, and the same shall be paid by Tenant to Landlord on the regular days stipulated herein for payment of rentals. If the Premises are relet in whole or in part, Tenant shall be entitled to a credit in the amount of the Annual Rental or Additional Rent received by Landlord as a result (after deducting all reasonable costs incurred by Landlord in finding a new tenant and making the Premises (or any portion thereof) ready for occupancy, including, but not limited to, brokerage and advertising fees). Tenant shall remain obligated to pay the amount of any deficiency in the Annual Rental or any Additional Rent obtained on such reletting, but if the Annual Rental or any Additional Rent obtained on such reletting is greater than that provided for herein plus Landlord's costs, Landlord shall be entitled to receive such excess. Landlord shall have the right to collect from Tenant amounts equal to said deficiencies provided for above by suits or proceedings brought from time to time on one or more occasions without Landlord being obligated to wait until the expiration of the term of this Lease.

            (c) If this Lease shall have been terminated pursuant to Subsection 13.02(a) above, then, in lieu of (but not in addition to) the rental liability provided in Subsection 13.02(b) above, Landlord may elect, by notice given to Tenant within thirty (30) days following such termination, to claim and receive as damages a liquidated sum equal to the then present value of the amount, if any, by which (i) the aggregate of the Annual Rental and the Additional Rent which would have been payable by Tenant to Landlord under this Lease during the period beginning on the date of such election and ending on the Expiration Date, exceeds (ii) the Fair Rental Value of the Premises (which, in the event of a dispute thereto, shall be determined in accordance with Article 26 below) for said period.

            (d) If an Event of Default shall have occurred and then be continuing, Landlord or Landlord's agents and employees may, after the fifteen
(15) day notice period provided in Section 13.02(a) above or at any time thereafter, terminate this Lease and then reenter the

Premises, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises. If this Lease shall be terminated, and whether or not Landlord shall then reenter the Premises under the provisions of this Article 13, Tenant shall thereupon pay to Landlord the Annual Rental and any other amount due hereunder payable up to the time of such termination of this Lease, and shall also pay to Landlord damages as hereinabove provided.

            (e) If this Lease shall be terminated under the provisions of this
Article 13, and whether or not Landlord shall then reenter the Premises under the provisions of this Article 13, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Annual Rental or any other amount due hereunder from Tenant at the time of such termination or, if no such amount shall be due, against any damages payable by Tenant hereunder.

            (f) If an Event of Default shall occur and then be continuing, then Landlord, any superior lessor or any Landlord's Mortgagee, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the reasonable expense of Tenant, without notice in a case of emergency, and in any other case only upon five (5) business days notice to Tenant. The full amount of the reasonable cost and expense so incurred by Landlord, such superior lessor or Landlord's Mortgagee shall be paid by Tenant to Landlord, with interest at the Prime Rate from the date such expense was paid by Landlord, superior lessor or Landlord's Mortgagee until paid by Tenant.

      Section 13.03. Late Payments. If either party shall fail to pay to the other any amount then due under this Lease, and, if such failure shall continue for a period of thirty (30) days after notice has been given to the late payor that the same is overdue, then the party obligated to make such payment shall be also obligated to pay to the other: (a) a one-time administrative charge equal to one (1%) percent of the overdue amount, and (b) interest on such overdue amount at the Prime Rate, from its due date until paid.

      Section 13.04. Prevailing Party. Notwithstanding anything to the contrary contained herein, (i) if Landlord shall institute any action or proceeding against Tenant with respect to any matter arising from this Lease, or (ii) if Tenant shall institute any action or proceeding against Landlord with respect to any matter arising from this Lease, then, in either of such events, the party not prevailing in such actions or proceedings shall, within thirty (30) days following demand therefor, pay to the other party the expenditures (including reasonable attorneys' fees), with interest at the Prime Rate, incurred by such other party in connection therewith.

                                ARTICLE FOURTEEN

                                   BANKRUPTCY

      Section 14.01. Bankruptcy by Tenant. This lease is subject to the limitation that if (a) a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or substantially all of Tenant's assets shall be filed against Tenant in any court pursuant to any statute either of the United States or of any state and Tenant fails to secure a discharge thereof within one hundred twenty (120) days, or if Tenant shall voluntarily file a petition in bankruptcy or makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors, or (b) if a permanent receiver shall be appointed for all of the property of Tenant, the term of this Lease, at the option of Landlord, exercised within thirty (30) days after notice of the happening of any one or more of such events, shall terminate on such date as Landlord shall specify by notice to Tenant, with the same effect as if the date of termination were the Expiration Date of this Lease, but Tenant shall remain liable for rentals and/or damages and attorneys' fees as provided in Article Thirteen; provided, however, that Landlord may not terminate the term of this Lease if and for so long as Tenant shall pay the Annual Rental when due and Tenant shall not be in default of any other obligations hereunder after the expiration of any applicable cure period.

                                 ARTICLE FIFTEEN

                              COMPLIANCE WITH LAWS

      Section 15.01. Tenant's Compliance with Laws. (a) Tenant, at Tenant's expense, shall comply with any valid and applicable laws, rules, orders, ordinances, regulations and other requirements, present or future (collectively, "Applicable Law"), affecting the Premises, or the use or occupancy thereof, that are promulgated by any governmental authority or agency having jurisdiction over the Premises, and with any reasonable and industry-wide requirements of the insurance companies insuring Landlord or Tenant against damage, loss or liability for accidents in or connected with the Premises. Without limiting Tenant's obligations under the preceding sentence, Tenant, at Tenant's expense, shall comply with Applicable Law relating to the installation, modification and maintenance within the Premises of fire-rated partitions and sprinklers, gas, smoke or fire detector or alarm systems, any emergency lighting systems or any other currently required system to extinguish fires, including, but not limited to, Local Law 5/1973. Tenant shall not at any time use or occupy the Premises so as to violate the certificate of occupancy for the Building.

            (b) Tenant may, at its expense (and, if necessary, in the name of, but without expense to, Landlord) contest, by appropriate proceedings diligently prosecuted, the validity or applicability to the Premises of any matter which Tenant may be required to comply with pursuant to Subsection 15.01(a) above, and may postpone compliance therewith until such contest shall be decided, provided that the postponement of such compliance shall not (i) subject Landlord or its managing agent or any Mortgagee (or their respective partners, directors, officers, shareholders, agents and employees) to any civil fine or monetary penalty (unless Tenant assumes responsibility for the payment thereof), criminal liability or forfeiture of the Land or Building or any part thereof, (ii) subject the Building or any part thereof to being condemned or vacated by reason thereof, or (iii) prevent the issuance of or cause the certificate of occupancy for the Building to be revoked. Tenant shall indemnify and hold harmless the Landlord's Mortgagee, and Landlord and Landlord's partners, directors, officers, shareholders, agents and employees from and against any and all claims arising from Tenant's contesting any Applicable Law in accordance with this Subsection 15.01(b).

                                 ARTICLE SIXTEEN

                            ASSIGNMENT AND SUBLETTING

      Section 16.01. Assignment by Tenant. (a) Tenant shall have the right, on notice to Landlord but without being required to obtain Landlord's consent, to assign Tenant's interest in this Lease to any corporation or other entity: (i) into or with which Tenant shall be merged or consolidated, provided (x) in the case of a corporate assignee, that such assignee shall have (immediately after such merger or consolidation) a net worth equal to not less than the assignor's net worth immediately preceding such assignment, and (y) in the case of an assignee which is a partnership or similar entity, that the aggregate net operating income of both Tenant and the entity into or with which Tenant shall be merged or consolidated, for the fiscal year immediately preceding such merger or consolidation, shall be equal to not less than two (2) times the then current Annual Rental due under this Lease; (ii) to which Tenant shall sell all or substantially all of Tenant's stock or assets, provided that the assignor Tenant and such assignee shall have (immediately after such sale) a combined net worth equal to not less than the assignor's net worth immediately preceding the assignment; and/or (iii) which controls, is controlled by, or is under common control with, Tenant, provided that, in any of the events referred to in clauses
(i), (ii) and (iii) above, such merger, consolidation or transfer shall be for a valid business purpose and not principally for the purpose of transferring this Lease. In all other instances, Tenant shall have the right to assign this Lease, provided that Tenant shall have obtained the prior consent of Landlord thereto, which consent shall not be unreasonably withheld or unduly delayed, unless Landlord shall have the right to withhold its consent pursuant to the provisions of Subsection 16.01(c) below. Provided that Tenant's request for Landlord's consent to such proposed assignment shall state that Landlord shall be deemed to have granted such consent if Landlord does not respond to said request within ten (10) business days, then, if Landlord shall fail to consent to a proposed assignment or to notify Tenant in reasonable detail of Landlord's reasons for refusing to consent to any proposed assignment of this Lease within ten (10) business days after Tenant shall have requested such consent and furnished to Landlord the information and statement required pursuant to Subsection 16.01(c) below, then Landlord shall be deemed to have consented to such proposed assignment. For purposes of this Lease, without limiting the nature of what constitutes acceptable evidence, Landlord agrees that the certified statement of a certified public accountant (from a firm which shall be comprised of not less than twenty five (25) accountants) attesting to the "net worth" or the "net operating income" of the Tenant, assignee or subtenant, respectively, computed in accordance with generally accepted accounting principles, shall (except for the purpose of releasing assignor Tenant from its obligations hereunder in the case of an assignment to a person which has a net worth of $300,000,000, as provided in Subsection 16.01(b) below) be deemed conclusive and binding evidence of the same.

            (b) Any assignment or transfer, whether made with Landlord's consent or without Landlord's consent pursuant to this Article 16 (excluding, however, assignments by operation of law or which otherwise become effective without an instrument of assignment), shall be made only if, and shall not be effective until, Tenant shall deliver to Landlord a duplicate original instrument of assignment, duly executed and acknowledged by Tenant, and assumption, duly executed and acknowledged by the assignee, whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed ((x) in the case of a merger or consolidation pursuant to clause (i) of Subsection 16.01(a) above, from the Commencement Date, and (y) in the case of any other assignment, only from the effective date of such assignment), and whereby the assignee shall agree that the provisions of this Article 16 shall, notwithstanding such assignment or transfer, continue to be binding upon the assignee with respect to all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Annual Rental and/or Additional Rent by Landlord from the assignee, transferee or any other party, the original named Tenant shall remain fully liable for the payment of the Annual Rental and Additional Rent provided in this Lease and for the performance and observance of all other obligations provided in this Lease to be performed or observed by Tenant. Notwithstanding anything in the foregoing sentence to the contrary, if Tenant shall assign all of its interest in this Lease to an assignee which shall have a net worth of not less than Three Hundred Million ($300,000,000) Dollars, and Tenant shall give Landlord reasonable evidence thereof, and the assignee shall have as of the effective date of the assignment an S&P Senior Long Term Debt rating of BBB or higher, then Tenant (including the initially named Tenant herein as well as all successors, if any, to Tenant's interest herein, other than such assignee) shall be released from all obligations to be performed or observed by Tenant under this Lease from and after the effective date of the assignment and assumption agreement described in this Subsection 16.01(b). If the original named Tenant assigns this Lease in accordance with this Article 16 but is not released from liability hereunder, Landlord shall give the original named Tenant a copy of each notice of default given by Landlord to the then current tenant under this Lease at the same time as any such notice shall be given to the then current tenant. Landlord shall not have any right to terminate this Lease, or otherwise to exercise any of its rights and remedies hereunder, after a default by such current tenant, unless and until (i) the original named Tenant receives a copy of the default notice in question, and (ii) the original named Tenant has an opportunity to remedy such default within the time periods set forth in Article 13 above. Landlord shall accept timely performance by the original named Tenant of any term, covenant, provision or agreement contained herein on the then current tenant's part to be observed and performed with the same force and effect as if performed by the then current tenant. If the original named Tenant shall cure the default by such current tenant, or if the default shall be incurable (such as bankruptcy), and Landlord or the current tenant seeks to terminate this Lease, then the original named Tenant shall have the right to resume actual possession of the Premises for the unexpired balance of the term of this Lease upon all of the then executory terms of this Lease.

            (c) With respect to any proposed assignment for which Landlord's consent is required pursuant to Subsection 16.01(a) above, Tenant shall furnish to Landlord, simultaneously with Tenant's request for such consent, reasonable evidence of the proposed assignee's net worth (or, if the proposed assignee is a partnership or similar entity, the proposed assignee's net operating income), together with a statement by the proposed assignee as to the name and then current address of the proposed assignee, the nature of the assignee's business and the proposed assignee's intended use of the Premises. Landlord shall have the right to withhold consent to the proposed assignment only if (i) on the date that Tenant requests Landlord's consent to the proposed assignment, the proposed assignee's net worth is less than the "Minimum Net Worth" (defined below) (or, if the proposed assignee is a partnership or similar entity, if the proposed assignee's aggregate net operating income for the previous year shall be less than two (2) times the then current Annual Rental), (ii) the proposed assignee's intended use of the Premises would violate the provisions of Article 7 above,
(iii) the proposed assignee (or any Affiliate thereof) has ever been convicted of any felony, (iv) the proposed assignee (or any Affiliate thereof) has been indicted on any felony charge during the five (5) years preceding the proposed assignment, or (v) the proposed assignee (or any Affiliate thereof) has been the subject of any voluntary or involuntary bankruptcy, insolvency, reorganization or similar proceedings of the type described in Section 14.01 above during the five (5) years preceding the proposed assignment (provided that, in the case of an involuntary bankruptcy proceeding, the same shall not have been dismissed within one hundred twenty (120) days after the commencement of such proceeding) (the criteria set forth in the foregoing clauses (ii) through (v) being collectively referred to as the "Use and Character Criteria"). For the purposes hereof, the term "Minimum Net Worth" shall mean: (x) $15,000,000 during the period commencing on the Commencement Date and continuing to the twentieth
(20th) anniversary of the Commencement Date, (y) $20,000,000 during the period commencing on the twentieth (20th) anniversary of the Commencement Date and continuing to the Expiration Date, and (z) $25,000,000 during the Renewal Term, if this Lease shall have been renewed for the Renewal Term). Landlord shall also have the right to withhold consent to the proposed assignment if there shall then exist an uncured Event of Default.

      Section 16.02. Subletting by Tenant. (a) Tenant shall have the right, without being required to obtain Landlord's consent, to sublet all or any portion of the Premises. Tenant shall give Landlord prior written notice of a subletting of all or substantially all of (i) the entire Premises, (ii) the office portion of the Premises or (iii) the retail portion of the Premises. Landlord shall have no recapture or profit-sharing rights with respect to any subletting.

            (b) Each sublease will terminate at least one day prior to the date of Lease Termination.

            (c) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until Tenant shall deliver to Landlord either a duplicate original or a conformed copy of the sublease.

            (d) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that, in the event of termination, reentry or dispossession by Landlord under this Lease, Landlord may, at its option (subject, however, to the provisions of Subsection 16.02(f) below), succeed to the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option (subject, however, to the provisions of Subsection 16.02(f) below), attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any credit, offset, claim, counterclaim, demand or defense which such subtenant may have against Tenant, (C) bound by any previous modification of such sublease unless a duplicate original or conformed copy of such modification has been delivered to Landlord promptly after execution or by any previous prepayment of more than one month's rent, (D) bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (E) required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, or (F) bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment.

            (e) Each sublease which permits further assignment or subletting shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, without first delivering to Landlord a duplicate original or conformed copy of any instrument of assignment or subletting, as the case may be.

            (f) Subject to the provisions of this Subsection 16.02(f), Landlord shall, upon the request of Tenant, enter into a nondisturbance agreement (an "NDA"), reasonably satisfactory to Landlord and the subtenant stating that, in the event of the termination of this Lease by reason of the default of Tenant hereunder, so long as there shall be no default by such subtenant under its sublease beyond any applicable grace period set forth in the sublease for the curing of such default, Landlord shall not disturb such subtenant's possession of the subleased premises, provided that such subtenant shall attorn to and recognize Landlord as its landlord under the sublease. Landlord shall not be obligated to enter into an NDA, unless: (i) the sublease, if of office space:
(x) is for a full floor or more; and (y) has a rent if converted to a square foot net lease basis (i.e., rent plus real estate taxes and operating expenses) equal to or greater than the net rent plus Real Estate Taxes and operating expenses payable by Tenant hereunder, or, alternatively, requires the subtenant, should it ever attorn to Landlord, to pay to Landlord per rentable square foot the same Annual Rental, Real Estate Taxes and operating expenses that

Tenant would have paid with respect to the sublease premises; and (ii) the sublease, if of retail space, has a rent and additional rent obligation that is at or above market for comparable retail space in SoHo, or, alternatively, requires the subtenant, should it ever attorn to Landlord, to pay to Landlord a rent and additional rent obligation that is at market for comparable retail space in SoHo. Notwithstanding anything to the contrary set forth herein, any NDA delivered by Landlord pursuant to this Subsection 16.02(f) shall, pursuant to this Lease, be conditional and by its terms expressly contain the condition, such that, in the event of any termination of this Lease (as to all or a portion of the Premises) other than by reason of Tenant's default (e.g., by reason of a casualty during the last two years of the Term), any NDA with a subtenant which occupies the space with respect to which this Lease is terminated shall, automatically and without further act of the parties, terminate and be of no further force or effect from and after the applicable termination date. Upon the attornment and recognition referred to in the foregoing sentences, and the posting of the security (if any) required pursuant to the provisions of the next sentence, the sublease shall continue in full force and effect as, or as if it were, a direct lease between Landlord and such subtenant upon all of the then executory terms, conditions and covenants as are set forth in such sublease, except as set forth in the next sentence and further except that Landlord shall not be: (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any credit, offset, claim, counterclaim, demand or defense which such subtenant may have against Tenant, (C) bound by any previous modification of such sublease unless a duplicate original or conformed copy of the modification has been delivered to Landlord promptly after execution, (D) bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (E) required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (F) bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment, or (G) bound by any rent which such subtenant might have paid to any Tenant for more than one month in advance. The foregoing NDA shall be (and shall provide that it is) subject to the condition that the subtenant (on the effective date of said attornment) shall have a net worth or shall deposit security in lieu thereof (which security may be in the form of cash or a letter of credit substantively similar to the letter of credit described in Article 32 below) in accordance with the following formula: (I) if the subtenant's net worth shall be not less than an amount equal to twice the sum of the Annual Rental, Real Estate Taxes and operating expenses payable pursuant to this Lease (pro rated on a rentable square foot basis for the subleased premises) for the calendar year in which said attornment shall become effective (such amount being referred to herein as "Threshold Rental"), no security shall be required; and
(II) if the subtenant's net worth shall be less than one hundred (100%) percent of Threshold Rental, then the subtenant shall be required to deposit security equal to fifty (50%) percent of Threshold Rental.

            (g) Affiliates of Tenant shall be permitted to occupy the Premises (or portions thereof) without such occupancy being deemed an assignment of this Lease or a subletting of the Premises (or portions thereof).

      Section 16.03. Partnership Tenant. Notwithstanding anything to the contrary contained in this Lease, if Tenant's interest in this Lease shall be assigned to a partnership, the partners of such partnership Tenant shall have no personal liability with respect to any of the provisions of this Lease, and if such partnership Tenant shall be in breach or shall default with respect to its obligations under this Lease, Landlord shall look solely to the assets of such partnership Tenant for the satisfaction of Landlord's remedies, and in no event shall Landlord attempt to secure any personal judgment against any constituent partner of such partnership Tenant by reason of such default by such partnership Tenant.

      Section 16.04. Acceptance of Rent. If this Lease shall be assigned, Landlord may collect rent from the assignee thereof. Landlord may apply the net amount collected to the Annual Rental and Additional Rent herein reserved, but (except as otherwise provided elsewhere in this Article 16) no such assignment shall be deemed a release of Tenant from the performance by Tenant of Tenant's obligation under this Lease.

                                ARTICLE SEVENTEEN

                                LANDLORD'S ACCESS

      Section 17.01. Landlord's Access to Premises. Landlord, and Landlord's employees, agents and contractors, shall have the right to enter and pass through the Premises or any part or parts thereof (a) during business hours, unless otherwise consented to by Tenant: (i) to examine the Premises and to show the Premises to mortgagees and to prospective purchasers, mortgagees or insurers (and potential lessees during the last two (2) years of the term of this Lease), and (ii) if and so long as Landlord has exercised its right to manage the Premises pursuant to Section 5.02(d) hereof, for cleaning and maintenance and making such repairs, replacements or changes in or to the Premises or its facilities as may be permitted by this Lease or as may be mutually agreed upon by the parties; provided, however, that the foregoing shall be done upon reasonable advance notice to Tenant, in a reasonable manner so as to minimize interference with Tenant's business operations and, if required by Tenant, accompanied by a designated representative of Tenant (provided that Tenant makes such a representative available); and (b) in emergencies. Tenant may designate one or more areas in the Premises as secure areas, and Landlord shall have no access thereto without being accompanied by a designated representative of Tenant (provided that Tenant makes such a representative available) except in the case of emergencies if Landlord is accompanied by members of the Fire or Police Department. In connection with any entry onto the Premises permitted hereunder, Landlord shall use, and/or shall cause Landlord's employees, agents and contractors to use, best efforts to minimize, and if possible avoid, any damage to Tenant's property and installations in or about the Premises. Any such damage shall be repaired promptly by Landlord, at Landlord's expense.

      Section 17.02. Limitations on Landlord's Right to Change the Building. Unless required by Applicable Law or this Lease, and then only to the extent so required, Landlord shall not, without Tenant's consent (which consent shall not be unreasonably withheld or unduly delayed), make any addition to the Building, or any other improvements on the Land, or any alteration of the external appearance of the Building, or make any other alteration or change to the Premises. In addition, Landlord shall not, at any time during the term of this Lease, construct any additional buildings or other improvements on the Land, or lease or permit the use or occupancy of any portion of the Land or any improvements thereon to any party or entity except as provided in this Lease.

                                ARTICLE EIGHTEEN

                             NAME OF BUILDING; SIGNS

      Section 18.01. Tenant's Right to Designate Building Name. Tenant shall have the right, from time to time, to designate, and thereafter change, the name of the Building, so long as such name shall relate to the name under which Tenant (or any subtenant or occupant of at least 50% of the office space or at least 50% of the retail space) is doing business at the time of any such designation.

      Section 18.02. Signs Identifying the Building. Tenant may install, maintain, repair and replace exterior signs, flag poles and flags, banners, sculptures and/or graphics identifying the Building and setting forth Tenant's name and/or logo (or the name or logo of any permitted subtenants of the Premises), the locations, sizes, materials and designs of such signs, sculptures and/or graphics to be determined by Tenant in the exercise of Tenant's reasonable discretion, provided that at any time that appropriate consents and permits have been obtained under Applicable Law to permit two or more flagpoles or bannerpoles, the second to southerly most flagpole or bannerpole and, if Tenant fails or ceases to use the southerly most, the southerly most flagpole or bannerpole shall be reserved for the use of Landlord's "555 Broadway" banner. Landlord's "555 Broadway" banner shall be the size of the other banners, if any, installed by or on behalf of Tenant (or any subtenant), and similar in design and content to the "555 Broadway" banner heretofore installed. Tenant represents that it is currently seeking to obtain consent from the Landmarks Preservation Commission ("LPC") to install four (4) or five (5) flagpoles or bannerpoles on the Broadway facade of the Building. Until such consent is obtained, Tenant shall have the exclusive use of the existing flagpole and Tenant may, in Tenant's discretion, replace Landlord's "555 Broadway" banner heretofore installed with Tenant's own banner or remove the flagpole entirely.

      Section 18.03. Landlord's Exterior Sign. Landlord has the right to affix to the exterior of the Building a sign in the form, at the location and meeting the specifications set forth in Exhibit E hereto and which is in accordance with all applicable governmental laws, rules and regulations (including, without limitation, those of the LPC).

                                ARTICLE NINETEEN

                                 QUIET ENJOYMENT

      Section 19.01. Quiet Enjoyment. So long as this Lease is in effect, Landlord covenants and agrees to take all necessary steps to secure and to maintain for the benefit of Tenant the quiet and peaceful possession of the Premises for the term of this Lease, without hindrance, claim or molestation by Landlord or any other person, subject, nevertheless, to the provisions of this Lease and to any instrument which is superior hereto.

                                 ARTICLE TWENTY

                                   NON-WAIVER

      Section 20.01. Non-Waiver By Either Party. Failure by either party to complain of any action, nonaction or default of the other party shall not constitute a waiver of any aggrieved party's rights hereunder. Waiver by either party of any right in the event of any default of the other party shall not constitute a waiver of any right for either a subsequent default of the same obligation or for any other default, past (except to the extent specifically waived herein), present or future.

                               ARTICLE TWENTY-ONE

                        NOTICES; CONSENT TO JURISDICTION

      Section 21.01. Notices to Landlord or Tenant. (a) Any notice or communication ("Notices") to Landlord or Tenant required or permitted to be given under this Lease shall be effectively given only if in writing and mailed by United States Registered or Certified Mail, postage prepaid, return receipt requested, or if delivered by hand or by national overnight courier, addressed as follows:

            If to Tenant, addressed as follows:

                  Scholastic Inc.
                  555 Broadway
                  New York, New York 10012
                  Attention:  Larry V. Holland
                              Senior Vice President
            with a copy of any notice to:

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, New York 10038
                  Attention:  Jacob Bart, Esq.

            If to Landlord, addressed as follows:

                  Ise 555 Broadway, LLC
                  555 Broadway
                  New York, New York  10012
                  Attention:  Kimio Tabata

            with a copy of any notice to:

                  Corbin Silverman & Sanseverino LLP
                  805 Third Avenue
                  New York, New York 10022
                  Attention:  Raymond A. Sanseverino, Esq.

Either party shall have the right to change the identity of persons to whom and the address to which Notices shall thereafter be sent by giving Notice to the other party as aforesaid. Notices shall be deemed given upon receipt (or refusal to accept, if applicable). Landlord and Tenant shall have the right to designate their respective mortgagees as additional notice recipients.

            (b) With respect to any matter under this Lease where it is provided that the recipient of a Notice shall be deemed to have consented to the request set forth therein if such recipient shall fail to respond thereto within a stated time period, such deemed consent shall not be operative unless such Notice shall state, in capital letters at the top of such Notice, that the consent of the recipient will be deemed to have been given if the recipient fails to respond within the stated time period.

      Section 21.02. Consent to Jurisdiction. Landlord and Tenant hereby irrevocably consent and submit to the jurisdiction of any federal, state, county or municipal court sitting in the County of New York in respect to any action or proceeding brought therein by either against the other concerning any matters arising out of or in any way relating to this Lease. Landlord expressly waives any rights of Landlord pursuant to the laws of Japan or any other jurisdiction by virtue of which exclusive jurisdiction of the courts of such other jurisdiction might be claimed. Landlord and Tenant each (a) irrevocably waives personal service of any summons and complaint and consent to the service upon Landlord or Tenant, as the case may be, of process in any such action or proceeding by the mailing of such process by registered mail, return receipt requested, to Landlord or Tenant, as the case may be, at the address set forth above or such other address in the New York City metropolitan area that Landlord or Tenant, as the case may be, may designate for notices from time to time, provided that, with respect to any time that Landlord or Tenant, as the case may be, does not maintain offices at a New York City metropolitan area address as set forth above, Landlord hereby designates Raymond A. Sanseverino, Esq. c/o Corbin Silverman & Sanseverino LLP, 805 Third Avenue, New York, New York 10022 (which designation shall be irrevocable unless Landlord shall have theretofore notified Tenant of Landlord's similarly irrevocable designation of another attorney-at-law in the City of New York) and Tenant hereby designates Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attn.: Jacob Bart, Esq. (which designation shall be irrevocable unless Tenant shall have notified Landlord of Tenant's similar irrevocable designation of another attorney at law in New York City) to accept service of any process on Landlord's behalf or Tenant's behalf, as the case may be, and hereby agree that such service shall be deemed sufficient; (b) irrevocably waives all objections as to venue and any and all rights Landlord or Tenant, as the case may be, may have to seek a change of venue with respect to any such act or proceeding; and (c) agrees that the laws of the State of New York shall govern in any such action or proceeding and waives any defense to any action or proceeding granted by the laws of any other country or jurisdiction unless such defense is also allowed by the laws of the State of New York. Landlord and Tenant further agree that any action or proceeding by either against the other in respect to any matters arising out of or in any way relating to this Lease shall be brought only in the State of New York, County of New York. Notwithstanding anything to the contrary set forth herein, in the event of a sale or conveyance of Landlord's interest in the Building to a domestic entity, the designation referred to above shall be applicable only with respect to such service of process which Tenant shall desire to make on the initially named Landlord herein (i.e., Ise 555 Broadway, LLC, or any other entity which would qualify under the "initially named Tenant herein" definition (substituting the term "Landlord" for "Tenant") as set forth in Subsection 2.02(c) above). If Landlord's interest in the Building shall be sold or conveyed to a foreign entity, and such foreign entity shall have entered into a written agreement with Tenant identifying a substitute agent located in New York City, then the designation referred to above shall be applicable only with respect to such service of process which Tenant shall desire to make on the initially named Landlord herein. Notwithstanding anything to the contrary set forth herein, in the event of an assignment of Tenant's interest in the Building to a domestic entity, the designation referred to above shall be applicable only with respect to such service of process which Landlord shall desire to make on the initially named Tenant herein (i.e., Scholastic Inc., or any other entity which would qualify under the "initially named Tenant herein" definition as set forth in Subsection 2.02(c) above). If Tenant's interest in the Building shall be assigned to a foreign entity, and such foreign entity shall have entered into a written agreement with Landlord identifying a substitute agent located in New York City, then the designation referred to above shall be applicable only with respect to such service of process which Landlord shall desire to make on the initially named Tenant herein.

                               ARTICLE TWENTY-TWO

                               PARTIAL INVALIDITY

      Section 22.01. Severability Clause. If any term, condition or covenant of this Lease, or the application thereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such term, condition or covenant to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, condition and covenant hereof shall remain valid and enforceable to the fullest extent permitted by law.

                              ARTICLE TWENTY-THREE

                                    BROKERAGE

      Section 23.01. Brokerage. Each of Landlord and Tenant represents to the other that the only brokers and consultants with whom they have dealt with respect to this Lease are Charles E. Lawrence III ("Lawrence"), Alex Luce ("Luce"), Peter Pattison, Jill Ward, Commonwealth Advisors, LLC, and John McDonagh/McDonagh Realty ("McDonagh"). Landlord agrees to pay all commissions that may be due or owing to Lawrence, Luce and/or any person or entity claiming a commission or similar fee by, through or under Lawrence and/or Luce pursuant to a separate agreement. Tenant agrees to pay all commissions that may be due or owing to Peter Pattison, Jill Ward and Commonwealth Advisors pursuant to separate agreements. Except as has been made the responsibility of the other party pursuant to the other provisions of this Section 23.01, Landlord and Tenant each agree to indemnify and hold the other harmless against any claims for commissions that may be asserted in connection with this Lease arising out of a breach of the foregoing representation by such party. Tenant agrees to indemnify and hold Landlord harmless from any claims for brokerage commissions that may be asserted by Goldman, Sachs & Co. or The Lansco Corporation or Neil
J. Lerner against Landlord in connection with this Lease. Landlord agrees to indemnify and hold Tenant harmless from any claims for brokerage commissions that may be asserted by McDonagh, Julien J. Studley, Inc., CB Richard Ellis, Inc. and LaSalle Partners.

                               ARTICLE TWENTY-FOUR

                         SUBORDINATION; NON-DISTURBANCE

      Section 24.01. Subordination. (a) Subject to the provisions of Section 24.02, this Lease is subject and subordinate to a first mortgage of the fee estate in the Property in the original principal amount of $34,000,000, dated as of the date hereof, between Landlord, as mortgagor, and Credit Suisse First Boston Mortgage Capital LLC, as mortgagee (the "First Mortgage"), and to any and all amendments, modifications, refinancings and replacements thereof (and to any and all amendments and modifications of any and all refinancings and replacements) in whatever amount, provided:

                  (i) any refinancing or replacement of the First Mortgage or any other financing of the Property or Mortgage is with a domestic institutional lender, or, if a refinancing or replacement of the First Mortgage or any other financing of the Property or Mortgage, is with a lender other than a domestic institutional lender, the principal amount of the mortgage upon such refinancing or replacement or other financing does not exceed 90% of the Fair Market Value of the Property; and

                  (ii) at any time during which Landlord has control of management of the Premises pursuant to the provisions of Section 5.02(d) hereof, any refinancing or replacement of the First Mortgage then on the Property or any other financing of the Property or Mortgage (whether or not with a domestic institutional lender) does not exceed 90% of the Fair Market Value of the Property.

            (b) In the event that the principal balance of a refinanced or replaced First Mortgage or of any other financing of the Property or Mortgage exceeds 90% of the Fair Market Value of the Premises and Land and either the First Mortgage is refinanced or replaced or any other financing of the Property or Mortgage is (x) with a lender other than a domestic institutional lender or
(y) at any time during which Landlord has control of management of the Premises pursuant to the provisions of Section 5.02(d) hereof, then this Lease shall be subject and subordinate to the refinanced or replaced First Mortgage or any other financing of the Property or Mortgage; provided that Landlord shall deliver to Tenant an evergreen letter of credit (the "Letter of Credit") issued by a major money center bank, having an office in New York City which actively handles commercial letters of credit, in an amount equal to the amount by which the principal of the refinanced or replaced First Mortgage or any other financing of the Property or Mortgage exceeds 90% of the Fair Market Value of the Property. The Letter of Credit shall be substantially in the form attached hereto as Exhibit F. Tenant shall have recourse against the Letter of Credit, or any cash into which the Letter of Credit may be converted as a result of a failure by Landlord to keep the Letter of Credit evergreen, to satisfy any judgment it may obtain against Landlord for any default by Landlord under this Lease. If control of management reverts to Tenant or if the principal balance of the Mortgage becomes less than 90% of the Fair Market Value of the Property, the Letter of Credit shall be returned to Landlord; provided, however, that Landlord shall deliver to Tenant the Letter of Credit if the provisions of this Subsection 24.01(b) shall again become applicable.

            (c) If Landlord fails to renew the Letter of Credit at the later of
(i) at least ten (10) business days prior to its expiration or twenty (20) business days after notice from Tenant that the expiration is less than sixty
(60) calendar days away, Tenant may present the Letter of Credit for payment and, upon receiving payment, shall deposit the amount thereof in a separate, interest bearing account in a major money center bank having a branch or main office in New York City.

The amount so deposited and the interest thereon shall be held for the same purposes and turned over to Landlord under the same circumstances as apply hereunder to the Letter of Credit.

            (d) Landlord may, from time to time, grant mortgages or other security interests covering its fee estate in the Property (collectively, a "Mortgage"; with the holder of a Mortgage being referred to herein as "Landlord's Mortgagee"). Subject to the provisions of this Section 24.01 and
Section 24.02, this Lease and all rights of Tenant hereunder shall be subject and subordinate to any ground leases, overriding leases, underlying leases, and any Mortgage, including any modifications, replacements, extensions or renewals thereof and advances thereunder, from time to time in effect. Within thirty (30) days after request by Landlord, Tenant agrees to execute a subordination and non-disturbance agreement, confirming the provisions of Subsections 24.01(a) and
(d) and Section 24.02 below, in form and substance reasonably acceptable to Tenant.

      Section 24.02. Non-disturbance. (a) The subordination of this Lease to any ground lease, overriding lease, underlying lease or Mortgage referred to in
Section 24.01 is expressly conditioned on the lessor or holder thereof expressly agreeing to execute and deliver a subordination, nondisturbance and attornment agreement with Tenant substantially in the form annexed hereto as Exhibit G and made a part hereof, but in no event shall such agreement impose any greater burden or obligations on Tenant or reduce any rights of Tenant beyond those set forth in Exhibit G (such agreement, an "SNDA"), to the effect that (i) Tenant will not be named or joined in any proceeding (or trustee's sale) to terminate such lease or reenter the premises thereof, or to enforce or foreclose the Mortgage unless such be required by law, provided that such proceeding shall not derogate the rights of Tenant under this Lease or the use and occupancy by Tenant (or its permitted assignees and subtenants) of the Premises, (ii) enforcement of any such lease or Mortgage shall not terminate this Lease or disturb Tenant in the possession or use of the Premises, (iii) any party succeeding to the interest of Landlord as a result of the termination of such lease or the lessor's reentry onto the premises thereof, or of the enforcement or foreclosure of the Mortgage shall be bound to Tenant, and Tenant shall be bound to such party, under all of the terms, covenants and conditions of this Lease, for the balance of the term of this Lease, including the Renewal Term (except as expressly set forth in Subsection 24.02(c) below), (iv) Tenant acknowledges the subordination referred to in Section 24.01, if requested by Landlord's Mortgagee or superior lessor, (v) insurance proceeds and Awards shall be first applied as provided in this Lease, and (vi) the Mortgage shall be subject and subordinate to the Easements Agreement.

            (b) If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to abate or offset against the payment of rent or to claim a partial or total eviction, Tenant shall not exercise such right (i) until Tenant shall have given notice of such act or omission to Landlord and to each Landlord's Mortgagee and each superior lessor who has entered into an SNDA with Tenant, and whose then current name and address shall previously have been furnished to Tenant, (ii) with respect to a notice of cancellation or termination, until the period which is five (5) business days

(in the case of monetary defaults) or thirty (30) days (in the case of non-monetary defaults) beyond the date to which Landlord would be entitled under this Lease, after similar notice, to effect such remedy, shall have elapsed following the giving of such notice, provided that (x) such Landlord's Mortgagee or superior lessor shall with due diligence give Tenant notice of intention to, and promptly commence and with due diligence continue to, remedy such act or omission, and (y) such remedy shall be within five (5) business days (in case of monetary defaults) or thirty (30) days (in case of non-monetary defaults) after expiration of any time period available to Landlord (and subject to the same obligations applicable to Landlord) under the terms of this Lease or by law to effect a cure thereof, and (iii) with respect to a notice of abatement or offset or notice of partial or total eviction, until the period to which Landlord would be entitled under this Lease, after similar notice, to effect such remedy, shall have elapsed following the giving of such notice, provided that (x) such Landlord's Mortgagee or superior lessor shall with due diligence give Tenant notice of intention to, and promptly commence and with due diligence continue to, remedy such act or omission, and (y) such remedy shall be within the same time period available to Landlord (and subject to the same obligations applicable to Landlord) under the terms of this Lease to effect a cure thereof. Nothing contained in this Subsection 24.02(b) shall be deemed to permit or require the further extension of the cure periods beyond the applicable cure periods provided herein, including, without limitation, in the event (i) of force majeure, (ii) such Landlord's Mortgagee or superior lessor shall have commenced to cure a default within the applicable time period but shall not have prosecuted the same to completion within said time period, and/or (iii) possession of the Premises or the mortgaged property is required in order for such Landlord's Mortgagee or superior lessor to cure such default, or such default is not susceptible of being cured by such Landlord's Mortgagee or superior lessor. The aforesaid notice to Landlord's Mortgagees and superior lessors may be given by Tenant to any such Landlord's Mortgagee or lessor simultaneously with the giving of such notice to Landlord, or at any time thereafter.

            (c) Supplementing the provisions of Subsection 24.02(a) above, if any superior lessor or Landlord's Mortgagee who has entered into an SNDA with Tenant, or any designee of any such lessor or Landlord's Mortgagee, shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then such party so succeeding to Landlord's rights (herein called "Successor Landlord") and Tenant shall enter into a written agreement whereby such Successor Landlord agrees to accept Tenant's attornment and Tenant agrees to attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease as if the Successor Landlord were the original landlord under this Lease, except that the Successor Landlord shall not be (i) bound by any payments of rent which Tenant might have made for more than one (1) month in advance to Landlord (or Landlord's predecessors in interest), (ii) liable to pay damages to Tenant for any breach, act, or omission or negligence of any prior Landlord (including the then defaulting Landlord), but shall nonetheless remain subject to any and all abatements, deductions, offsets, claims, counterclaims and/or defenses which shall have accrued to Tenant against any prior landlord (including the then defaulting Landlord) prior to the date that Successor Landlord shall have succeeded to the rights of Landlord under this Lease, but in any case, provided, however, such non-liability for damages shall neither diminish Successor Landlord's liability for continuing obligations of Landlord nor diminish Tenant's rights under this Lease with respect to the continuing failure of Successor Landlord to perform the Landlord's obligations under this Lease after the date that Successor Landlord succeeds to the interest of Landlord under this Lease; or (iii) bound by any agreement amending this Lease made without the Successor Landlord's consent (but only to the extent that such amendment shall increase Successor Landlord's obligations or decrease Tenant's obligations under this Lease).

            (d) If requested to do so by a first Landlord's Mortgagee who shall have entered, or then be entering, into an SNDA with Tenant, Tenant shall agree to make reasonable changes to this Lease, provided that such changes (individually or collectively) shall not (i) increase or decrease the term of this Lease or increase the rental, or (ii) increase any of Landlord's rights under this Lease, or (iii) increase (except to a de minimis extent) any of Tenant's obligations under this Lease.

                               ARTICLE TWENTY-FIVE

                             [Intentionally Omitted]

                               ARTICLE TWENTY-SIX

                             ARBITRATION OF DISPUTES

      Section 26.01. Arbitration. (a) All disputes and determinations under this Lease which are specifically stated to be determined pursuant to this Article Twenty-Six or to be determined by arbitration shall be determined by arbitration conducted in New York, New York, as follows. The party desiring such arbitration shall give notice to the other party. If the parties shall not have agreed on a choice of an arbitrator within fifteen (15) days after the service of such notice, then either party, on behalf of both, may request that the New York office of the American Arbitration Association ("AAA") appoint an arbitrator to render a resolution of said dispute or to make the determination in question. In the absence or failure, refusal or inability of AAA to act within twenty (20) days, then either party, on behalf of both, may apply to a Justice of the Supreme Court of New York, New York County, for the appointment of an arbitrator, and the other party shall not raise any question as to the court's full power and jurisdiction to entertain the application and make the appointment. In the event of the failure, refusal or inability of an arbitrator to act, a successor shall be appointed within ten (10) days as hereinbefore provided. Notwithstanding the foregoing, if a determination of Fair Rental Value, fair market value or the value of either Landlord's or Tenant's estate in the Premises is the issue to be arbitrated or involved in the matter being arbitrated, each arbitrator selected or appointed pursuant to this

Section 26.01 shall be an appraiser, a member of the American Institute of Real Estate Appraisers (or a successor organization), and shall have been engaged in appraisals with respect to office properties in lower Manhattan for a period of at least ten (10) years before the date of his appointment. Any arbitrator acting under this Section 26.01 in connection with any other matter shall be experienced in the issue with which the arbitration is concerned and shall have been actively engaged in such field for a period of at least ten (10) years before the date of his appointment as arbitrator hereunder.

            (b) All arbitrators chosen or appointed pursuant to this Article 26 shall (x) be sworn fairly and impartially to perform their duties as such arbitrator, and (y) not be an employee or past employee of Landlord or Tenant or their respective Affiliates. Within sixty (60) days after the appointment of such arbitrator, such arbitrator shall determine the matter which is the subject of the arbitration and shall issue a written opinion. The decision of the arbitrator shall be conclusively binding upon the parties, and judgment upon the decision may be entered in any court having jurisdiction; provided, however, that with respect to a dispute or question regarding a determination of Fair Rental Value or the value of either Landlord's or Tenant's interest in the Premises, the arbitrator must select one or the other of the valuations of Landlord and Tenant, and the decision so made by the arbitrator shall in all cases be conclusively binding upon the parties, and judgment upon the decision may be entered in any court having jurisdiction. Except with respect to an arbitration involving the determination of Fair Rental Value or fair market value, the losing party shall pay the fees and expenses of all arbitrators acting under this Section 26.01.

            (c) Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder. For such period, if any, as this agreement to arbitrate is not legally binding or the arbitrator's award is not legally enforceable, the provisions requiring arbitration shall be deemed deleted and matters to be determined by arbitration shall be subject to litigation.

            (d) Any dispute or determination under this Lease which is specifically stated to be determined pursuant to Expedited Arbitration or where either party shall have the right to submit a dispute relating to the reasonableness of the grant or denial of a consent by the other party to binding arbitration, such dispute shall be determined under the Expedited Procedures provisions (Rules 56 through 60 in the April 1, 1997 edition) of the Arbitration Rules for the Real Estate Industry of AAA ("Expedited Arbitration"). In cases where the parties utilize such arbitration: (i) the parties will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule 54, (ii) the first hearing shall be held within seven (7) business days after the appointment of the arbitrator,
(iii) if the arbitrator shall find that a party acted unreasonably in withholding or delaying a consent or approval, such consent or approval shall be deemed granted, and (iv) the losing party in such arbitration shall pay the arbitration costs charged by AAA and/or the arbitrator.

      Section 26.02. Payment of Expenses in Certain Circumstances. (a) Whenever Landlord (i) is requested to give an approval or consent pursuant to any provision of this Lease (or other document related to the Premises or Tenant's rights hereunder, e.g., the Amended and Restated Easements Agreement dated as of August 1, 1999) or (ii) is required to enter into an NDA, Tenant shall pay for, or reimburse Landlord for, Landlord's reasonable out-of-pocket costs in reviewing or preparing plans or documents, including reasonable professional fees (such as legal, architectural, engineering, etc.) actually incurred.

            (b) If Landlord unreasonably withholds an approval or consent under circumstances where Landlord may not unreasonably withhold an approval or consent, then, notwithstanding Subsection 26.02(a)(i) above, Tenant shall not be obligated to pay Landlord's legal fees and Landlord shall be obligated to pay Tenant's reasonable legal fees incurred in connection with the proceeding brought to establish Tenant's entitlement to the approval or consent. Conversely, if a proceeding establishes that Landlord acted reasonably in withholding its approval or consent, Tenant shall pay Landlord's reasonable legal fees incurred in the proceeding.

                              ARTICLE TWENTY-SEVEN

                              ENVIRONMENTAL MATTERS

      Section 27.01. Tenant's Covenants. Tenant covenants and agrees that Tenant will not cause or permit the storage, treatment or disposal on, under or about the Building, or transport to or from the Building any "Hazardous Materials" (which term shall mean substances defined as "hazardous wastes" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.6901, et seq.,) or any other substances similarly defined pursuant to federal law and the laws of the State or City of New York in violation of Applicable Laws. In the event of a breach of the provisions of this
Section 27.01, Landlord shall have the right, in addition to all other rights and remedies available to it under this Lease or at law, to require Tenant to remove or remediate any such Hazardous Materials from the Premises in the manner prescribed for such removal by Applicable Laws. The provisions of this Section
27.01 shall survive the expiration of this Lease.

      Section 27.02. Indemnity. Tenant hereby indemnifies, saves and holds harmless Landlord from and against any and all costs, claims, damages, liabilities, losses and expenses (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by Landlord and arising from Tenant's breach of its covenants and/or agreements contained in this
Article 27.

                              ARTICLE TWENTY-EIGHT

             REPRESENTATIONS AND WARRANTIES OF LANDLORD; INDEMNITIES

      Section 28.01. Representations and Warranties of Landlord. (a) Notwithstanding anything herein contained to the contrary, Landlord represents and warrants to, and covenants with, Tenant that the following are true on the Commencement Date: (i) Landlord owns fee title to the Land and Building, free and clear of liens, mortgages, encumbrances, claims, agreements, covenants, restrictions, easements, liens, or other matters affecting title to the Land and Building, except as set forth on Exhibit H annexed hereto; (ii) no persons or entities, other than Tenant and subtenants of Tenant, shall have any right to possession or use of all or any part of the Premises from and after the Commencement Date, other than as expressly set forth elsewhere in this Lease;
(iii) no person has an option to purchase all or any part of the Property; (iv) no lien or encumbrance, other than Real Estate Taxes which are not yet due and payable and the matters set forth on Exhibit H annexed hereto, has been levied or assessed against, or imposed upon, the Property; (v) Landlord has no knowledge of any pending or threatened proceeding or public improvements which might result in the levy of any special assessment against the Property; (vi) there is no pending eminent domain proceeding affecting the Property, and Landlord has received no notice of any pending or threatened eminent domain proceeding; and (vii) there are no claims, actions, proceedings, orders or disputes pending, or to the knowledge of Landlord, threatened against or affecting the Property or Landlord's interest therein and there are no existing orders, judgments or decrees of any court or governmental authority affecting the Property or Landlord's interest therein.

            (b) Landlord represents and warrants to Tenant:

                  (i) That, to the best of Landlord's knowledge, there are no actions, suits or proceedings pending or, to the knowledge of Landlord, threatened against or affecting Landlord, at law or in equity or before any governmental authority which would impair Landlord's ability to perform Landlord's obligations under this Lease;

                  (ii) That this Lease has been duly authorized, executed and delivered by Landlord, and (subject to the provisions hereof) constitutes the legal, valid and binding obligation of Landlord; and

                  (iii) That, to the best of Landlord's knowledge, the consummation of the transactions hereby contemplated and the performance of this Lease will not result in any breach or violation of, or constitute a default under any lease, bank loan or credit agreement to which Landlord is a party.

      Section 28.02. Negative Covenants. Except as otherwise expressly provided in this Lease, Landlord covenants and agrees that from and after the date hereof, if the same would (other than in a de minimis manner) reduce the value of the Property, Landlord shall not: (i) create or permit to be created any lien, encumbrance, easement, covenant, restriction or any other matter of record against the Premises or the Property (it being agreed by the parties hereto that any financing or refinancing of the Building shall not be deemed to reduce the value of the Property); (ii) modify, amend, terminate, suspend or otherwise impair the certificate of occupancy for the Building; or (iii) amend, modify, terminate or otherwise impair any covenant, agreement, easement or other matter listed in Exhibit H annexed hereto. Supplementing the foregoing, except to the extent then required by Applicable Law, Landlord shall not (except as expressly permitted elsewhere in this Lease) violate any of the foregoing covenants contained in clauses (i) through (iii) above, if violation thereof would (other than in a de minimis manner) adversely affect Tenant's use of the Premises or adversely affect Tenant's rights under this Lease.

      Section 28.03. Landlord's Indemnity. Landlord hereby indemnifies, saves and holds Tenant harmless from and against any and all liability, damages, claims, losses, costs and expenses (including, without limitation, reasonable attorneys' fee and disbursements) suffered or incurred by Tenant and to the extent arising out of or in connection with the breach of any representations, warranties, agreements and/or covenants of Landlord under this Article 28.

      Section 28.04. Tenant's Indemnity. Tenant hereby indemnifies, saves and holds Landlord harmless from and against any and all liability, damages, claims, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by Landlord and to the extent arising out of or in connection with (i) the breach of any representations, warranties, agreements and/or covenants of Tenant under Subsection 31.01(m) below, or (ii) the existence of one or more conditions which are the subject of such representations and warranties (regardless of whether the existence of such condition(s) constitutes a breach of such representations or warranties).

                               ARTICLE TWENTY-NINE

                              LANDLORD'S LIABILITY

      Section 29.01. Landlord's Liability. Tenant shall look only to Landlord's estate, interest and property in the Property (including for these purposes, if applicable, the Letter of Credit described in Section 24.01(b) or cash proceeds thereof) for the satisfaction of Tenant's remedies hereunder or, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or of Landlord's partners, officers, directors, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. Landlord's estate, interest and property in the Property shall include (from and after the date of such default, act or omission by Landlord) all rents received by Landlord with respect to the Property (or any portion thereof), the consideration or proceeds of any sale or other conveyance of Landlord's estate, interest and property in the Property (or any portion thereof), the proceeds of a financing or refinancing received by Landlord from the grant of any mortgage interest in Landlord's estate, interest and property in the Property (or any portion thereof), and any insurance proceeds or Awards relating to the Property, to the extent not previously applied to the restoration of the Property. For the purposes of this Section 29.01, the terms "consideration" and "proceeds" of a sale, conveyance or financing shall not include the amount of indebtedness, theretofore secured by a third-party mortgage lien against the Property, repaid by such consideration or proceeds.

                                 ARTICLE THIRTY

                              Intentionally Omitted

                               ARTICLE THIRTY-ONE

                                  MISCELLANEOUS

      Section 31.01. Certain Miscellaneous Provisions. (a) This Lease (including the Exhibits referred to herein and all supplementary agreements provided for herein) and the Easements Agreement contain the entire agreement between the parties, and except for the Easements Agreement, all prior negotiations and agreements are merged into this Lease.

            (b) This Lease may not be changed, modified, terminated or discharged, in whole or in part, except by a writing, executed by the party against whom enforcement of the change, modification, termination or discharge is sought.

            (c) The Article and Section headings or titles in this Lease are inserted for convenience only and are not to be given any effect in its construction.

            (d) Wherever appropriate in this Lease, personal pronouns shall be deemed to include the other genders and the singular to include the plural.

            (e) The covenants and agreements contained herein shall inure to and be binding upon Landlord, its successors and assigns, and Tenant, its successors and assigns.

            (f) Except as expressly set forth herein or in any SNDA, any party succeeding to or acquiring any part of the interest of any party "Landlord" hereunder shall automatically take the same subject to such liability and indebtedness to Tenant as said party "Landlord" may have had under this Lease prior to said successor party's acquisition or succession, subject, however, to any valid defenses or offsets that would have been available to such party "Landlord" under this Lease.

            (g) The term "Prime Rate" shall mean the rate of interest announced publicly by Citibank, N.A., or its successor, from time to time, as the rate of interest to its most credit-worthy customers on commercial loans having a duration of ninety (90) days.

            (h) The term "Excusable Delays" as used in this Lease shall mean any delay due to strikes, lockouts or other labor or industrial disturbance, civil disturbance, future order of any government, court or regulatory body claiming jurisdiction, act of the public enemy, war, riot, sabotage, blockade, embargo, inability to secure materials, supplies or labor though ordinary sources by reason of shortages or priority or similar regulation or order of any government, court or regulatory body, lightning, earthquake, fire, storm, hurricane, tornado, flood, washout, explosion, or any cause whatsoever beyond the reasonable control of the party from whom performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated; provided, however, that for purposes of this definition, a party's lack of funds shall not be deemed to be a cause beyond the control of such party.

            (i) The term "person" shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity, unless otherwise expressly stated. An "Affiliate" of a particular person shall mean any other person which controls, is controlled by or is under common control with, the particular person.

            (j) The term "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this Lease; but the foregoing provisions of this Subsection (j) shall not be construed to permit any assignment of this Lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease, except as specifically set forth elsewhere in this Lease.

            (k) The term "Landlord" shall mean only the owner, at the time in question, of the Building, or Landlord's interest in a superior lease of the Building, so that in the event of any transfer or transfers of title to the Building or of Landlord's interest in a superior lease of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, provided that such transferee shall have entered into a written agreement with Tenant whereby such transferee shall assume and agree to perform and observe all obligations of Landlord herein during the period that such transferee is the holder of Landlord's interest under this Lease. The foregoing provisions shall not be construed to permit any transfer by Landlord except as specifically set forth elsewhere in this Lease.

            (l) The primary remedies of a party in cases where such party disputes the other's reasonableness in exercising its judgment or withholding or delaying any consent or approval expressly required pursuant to a specific provision of this Lease shall be those remedies in the nature of an injunction, declaratory judgment or specific performance, or arbitration as set forth in Subsection 26.01(d) above; and such party's right to seek money damages shall be limited to actual compensatory damages, and shall be available only in instances where (i) said primary remedies shall be unavailable or inadequate, or
(ii) the party whose reasonableness is being disputed shall have acted in bad faith.

            (m) Tenant represents and warrants:

                  (i) That, to the best of Tenant's knowledge, there are no actions, suits or proceedings pending or, to the knowledge of Tenant, threatened against or affecting Tenant, at law or in equity or before any governmental authority which would impair Tenant's ability to perform its obligations under this Lease;

                  (ii) That this Lease has been duly authorized, executed and delivered by Tenant, and (subject to the provisions hereof) constitutes the legal, valid and binding obligation of Tenant; and

                  (iii) That, to the best of Tenant's knowledge, the consummation of the transactions hereby contemplated and the performance of this Lease will not result in any breach or violation of, or constitute a default under any lease, bank loan or credit agreement to which Tenant is a party.

            (n) This Lease may be executed in counterparts, all of which taken together shall constitute one and the same original, and the execution of separate counterparts by Landlord and Tenant shall bind Landlord and Tenant as if they had executed the same counterparts.

      Section 31.02. Governing Law. This Lease shall be governed (i) in all respects by the law of the State of New York, and (ii) the provisions hereof, without the aid of any canon, custom or rule of law requiring construction against the party drafting the provision in question.

      Section 31.03. Memoranda Agreements. Each of Landlord and Tenant shall, at the other's request, execute, acknowledge and deliver a memorandum or short-form of this Lease, and memoranda or short-forms of all agreements supplementary hereto, which the requesting party may, at such party's expense, file and record of record.

      Section 31.04. Additional Rent. If Tenant shall fail to pay to the appropriate taxing authority such Real Estate Taxes as Tenant is required to pay under this Lease prior to the last date when the same is payable without penalty, Landlord may, after ten (10) days notice thereof to Tenant (and Tenant's failure to pay the same within said ten (10) day period), pay the same, and Tenant shall within ten (10) days after notice of such payment by Landlord, reimburse Landlord for the amount thereof (including penalties and interest (if any)), with interest thereon at the Prime Rate from the date of such payment by Landlord to the date of reimbursement. Such obligation of Tenant, if not timely so paid, shall constitute "Additional Rent" payable hereunder by Tenant to Landlord, and together with Annual Rental shall be included in the terms "rent" and "rental."

      Section 31.05. Estoppel Certificates. Each of Landlord and Tenant shall, upon not less than fifteen (15) days notice from the other party, execute, acknowledge and deliver to the other a written statement certifying that this Lease is unmodified and in full force and effect (or, if this Lease shall have been modified, listing such modifications), the dates to which Annual Rental and Additional Rent have been paid and whether or not, to the best knowledge of such party, the other party is in default of any of its obligations under this Lease and such other reasonable matters reasonably requested by the relevant third parties for whom such estoppel certificates are being procured.

      Section 31.06. No Merger. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Premises, or any part thereof, by reason of the fact that the same person may acquire or own or hold, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease, or any interest in this Lease or in any such leasehold estate, and (ii) any such other estate or interest in the Premises or any part thereof; and no such merger shall occur unless and until all persons having an interest (including a security interest) in (a) this Lease or the leasehold estate created by this Lease and (b) any such other estate or interest in the Premises, or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

      Section 31.07. Business Days. The term "business days" shall mean all days other than Saturdays, Sundays and those holidays observed by the federal government and New York State as holidays.

      Section 31.08. Hold-over. If Tenant shall hold-over after the expiration of this Lease, the parties hereby agree that Tenant's occupancy of the Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the Expiration Date, and shall be upon all of the terms and conditions set forth herein, except that Tenant shall pay for each month of Tenant's continued use and occupancy of the Premises during which Tenant shall hold-over a sum equal to one-twelfth (1/12) of: (x) one hundred ten (110%) percent of the Annual Rental which would have been payable by Tenant had Tenant exercised its Renewal Option (as such amount is determined in accordance with Section 4.04(a)(i)), plus (y) the Additional Rent paid by Tenant during the preceding twelve (12) months pursuant to Sections 4.02 and 4.03 of this Lease; provided, however, that if Tenant shall not have vacated the Premises as a result of an Excusable Delay, or if Tenant shall have been conducting good faith negotiations with Landlord in connection with a renewal or extension of this Lease beyond the expiration of the Initial Term or the Renewal Term, then, for the ninety (90) day period following the expiration of this Lease, the reference in clause (x) above to one hundred ten (110%) percent shall be deemed to be one hundred (100%) percent. The payment provided in this Section 31.08 shall be in lieu of any other remedy or payment that shall be available to Landlord under this

Lease or at law, including, without limitation, damages, for holding-over, but the same shall not detract from Landlord's right to continue to seek to obtain possession of the Premises.

      Section 31.09. Financial Statements. Within fifteen (15) days following Landlord's written request therefor, but no more frequently then once in any six
(6) month period, Tenant shall submit to Landlord a copy of Tenant's most recent audited consolidated financial statement.

      Section 31.10. Ise Sublease. Simultaneously or nearly so herewith, Tenant has entered into a sublease with an affiliate of Landlord (the "Ise Sublease"). In the event that any or all of the space demised under the Ise Sublease becomes subject to Tenant's exclusive control, the Annual Rental hereunder shall be increased by an amount which is the product of the rentable square footage of the space demised under the Ise Sublease that becomes subject to Tenant's exclusive control times 0.35 times the Annual Rental per rentable square foot of the balance of the Premises demised hereunder. For the purposes of this calculation, the rentable square footage of the space demised under the ISE Sublease is 3,608 and the rentable square footage of the balance of the Premises demised hereunder is 223,200. Thus, by way of example, if 2,000 rentable square feet of the space demised under the ISE Sublease becomes subject to Tenant's exclusive control during the time the Annual Rental per rentable square foot is $4,200,000/223,200 (or $18.82 per rental square foot), the Annual Rental will be increased by $13,174 (that is, $18.82 times 0.35 times 2,000). Thereafter, when the Annual Rental as set forth on Schedule 2 hereof is increased, the amount to be added to the Annual Rental for the former ISE Sublease space will be appropriately adjusted to reflect the increase in the Annual Rental per square foot of the balance of the Premises demised hereunder.

      Section 31.11. Transfer of Ownership. Tenant acknowledges and accepts the transfer of ownership of the Property from the named Landlord under the Prior Lease to the named Landlord under this Lease.

      Section 31.12. Reduced FAR. Landlord acknowledges that Tenant shall have no liability to Landlord for any subsequent reduction in the floor area of the Building that might come about or be required by Applicable Law if, as a result of the enforcement by Landlord of any of Tenant's restoration obligations hereunder, one or more governmental or quasi-governmental authorities determine that there is an increase in the measurable floor area of the Building and requires a reduction of the floor area of the Building in connection therewith. The provisions of this Section 31.12 shall survive the expiration or earlier termination of this Lease.

                               ARTICLE THIRTY-TWO

                                    SECURITY

      Section 32.01. Security. (a) Landlord acknowledges that Tenant has delivered to Landlord or, at Landlord's direction, to Landlord's Mortgagee, as the case may be, a irrevocable standby and "evergreen" letter of credit (the "Tenant's Letter of Credit", a copy of which is substantially in the form attached hereto as Exhibit I) as security for the performance of Tenant's obligations under this Lease, in the amount of $1,000,000.

            (b) In the event that an Event of Default shall occur and be continuing, Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, may apply the whole or any part of the proceeds of the Tenant's Letter of Credit or any cash security then held by Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, so deposited to the extent required for the payment of (i) Annual Rental or Additional Rent, or (ii) any sum which Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, may reasonably expend to cure such Event of Default. If Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, applies or retains any part of the Tenant's Letter of Credit in accordance with the foregoing, Tenant shall, within thirty
(30) days after demand therefor by Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, deposit with Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, a sum equal to the amount so used, applied or retained, as security as aforesaid, or a suitable replacement Tenant's Letter of Credit, failing which Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, shall have the same rights and remedies as for the nonpayment of Annual Rental beyond the applicable grace period.

            (c) If, on the Expiration Date or sooner termination of this Lease, Tenant is in compliance with the Financial Test and Tenant shall not be (I) in default of any of Tenant's monetary obligations under this Lease, or (II) in material default of any of Tenant's non-monetary obligations under this Lease (it being agreed for the purposes hereof that a material default of a non-monetary obligation shall be limited to a default which, if not cured by Tenant, would cause monetary damages to Landlord or would jeopardize Landlord's interest in the Building), Landlord shall return or shall cause to be returned the Tenant's Letter of Credit (or any cash security then held by Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be) to Tenant on the Expiration Date or on such earlier date on which this Lease may terminate in accordance with the provisions of this Lease, together with a letter, duly signed and acknowledged by Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, (x) stating that Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, has relinquished all of Landlord's or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee's (as the case may be) rights and interest in the Tenant's Letter of Credit and (y) authorizing the issuing bank to cancel the Tenant's Letter of Credit.

            (d) If, on the Expiration Date or sooner termination of this Lease, Tenant does not meet the Financial Test and Tenant has restoration obligations pursuant to Section 11.04, Tenant's Letter of Credit shall remain outstanding and shall be kept current by Tenant until Tenant's restoration obligation is fully discharged and Tenant has met the requirements (other than the Financial
Test) for return of the Tenant's Letter of Credit set forth in Subsection 32.01(c) above, whereupon Landlord shall return or shall cause to be returned the Tenant's Letter of Credit (and any cash security then held by Landlord, or for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be) to Tenant together with the letter described in Subsection 32.01(c) above.

            (e) In the event of a transfer of Landlord's interest in the Property or Landlord's Mortgagee's interest in the Mortgage (and only in such events), Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, shall have the right to transfer the Tenant's Letter of Credit, or any sums collected thereunder by Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, from the issuing bank, to the transferee in accordance with all requirements of the issuing bank, and Landlord or, for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, shall thereupon be released by Tenant from all liability for the return or payment of the amount transferred, and Tenant shall look solely to the new Landlord or, if designated by Landlord as the transferee, the new Landlord's Mortgagee, as the case may be, for the return or payment of the same.

            (f) If Landlord, or for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, shall be holding any part of the proceeds of the Tenant's Letter of Credit as cash security, the same shall be placed by Landlord or, so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, in a bank or similar institutional interest-bearing account, and the interest earned thereon shall be disbursed annually by Landlord, or for so long as Landlord's Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Landlord's Mortgagee, as the case may be, to Tenant.

            (g) Landlord agrees to pay the transfer fee of the issuing bank in the event of a transfer of Tenant's Letter of Credit pursuant to Subsection 32.01(e) above.

                              ARTICLE THIRTY-THREE

                                  IDA FINANCING

      Section 33.01. IDA Financing. Landlord acknowledges that Tenant has obtained financing from the New York City Industrial Development Agency (the "IDA") in connection with the Prior Lease (the "IDA Financing"). Accordingly, Landlord agrees that, if Tenant shall so request, Landlord shall cooperate with Tenant in connection with such IDA Financing, and any amendments, modifications, refinancings and replacements thereof, including, without limitation, if Tenant has or may enter into a leasing of personalty arrangement with the IDA, permitting the IDA access to the Premises to repossess such personalty if entitled to do so under the provisions of the IDA Financing documents; provided that Landlord shall not be deprived of any of the economic benefits or legal rights (including, without limitation, privity) or remedies set forth in this Lease, and that the same shall be accomplished without Landlord being required to incur any additional out-of-pocket cost or expense thereby (it being agreed and understood, however, that any cost or expense which Landlord is or would be contractually obligated or legally liable to pay to any third party or any governmental agency for any reason other than the cooperation requirement set forth in this Section 33.01 shall not be deemed or construed an "additional out-of-pocket cost or expense"). If any amendments, modifications, refinancings and replacements of such IDA Financing shall result in an additional out-of-pocket cost or expense to Landlord, Tenant shall nonetheless have the right to require Landlord's cooperation in connection therewith, provided that Tenant shall promptly reimburse Landlord for such additional out-of-pocket costs or expenses. Notwithstanding anything to the contrary contained herein, this Section 33.01 shall not impose any greater obligations on Landlord beyond those previously performed by Landlord with respect to the IDA Financing under the Prior Lease.

                         [SIGNATURES ON FOLLOWING PAGE]

      THIS LEASE is hereby executed and delivered effective as of the day and year first above written.

                                    LANDLORD:

                                    ISE 555 BROADWAY, LLC

                                    By:  ISE HIYOKO, INC.
                                         its Managing Member


                                    By: /s/ Kimio Tabata
                                        ---------------------------
                                        Kimio Tabata
                                        Vice Chairman


                                    TENANT:

                                    SCHOLASTIC INC.


                                    By: /s/ Larry V. Holland
                                        ---------------------------
                                        Name:  Larry V. Holland
                                        Title: SVP

                                    EXHIBIT A

                               DESCRIPTION OF LAND

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York bounded and described as follows:

BEGINNING at a point on the westerly side of Broadway, distant 224 feet 8 inches northerly from the corner formed by the intersection of the westerly side of Broadway and the northerly side of Spring Street;

RUNNING THENCE westerly along the southerly face of the southerly wall of the building on the premises herein described, 200 feet 3 inches to the easterly side of Mercer Street at a point therein distant 225 feet 1/4 of an inch northerly from the northerly side of Spring Street, as measured along said easterly line of Mercer Street;

THENCE RUNNING northerly along the easterly side of Mercer Street, 99 feet 5 inches;

THENCE easterly on a line which forms an angle on its northerly side with easterly side of Mercer Street of 90 degrees 32 minutes 10 seconds 50 feet to an angle point.

THENCE easterly on a line drawn parallel with the southerly side of Prince Street and partly along the northerly face of the northerly wall of the building on the premises herein described, 150 feet 3 inches to the westerly side of Broadway; and

THENCE southerly along the westerly side of Broadway, 99 feet 1 inch to the point or place of BEGINNING.

Together with all improvements now or hereafter existing thereon.

Having a street address of 549-555 Broadway (a/k/a 120-126 Mercer Street), New York, New York.

                                    EXHIBIT B

                           DESCRIPTION OF THE 557 LAND

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at a point on the westerly side of Broadway distant one hundred and one feet southerly from the corner formed by the intersection of the said westerly side of Broadway with the southerly side of Prince Street;

RUNNING THENCE westerly parallel with Prince Street, 200 feet to the easterly side of Mercer Street;

THENCE southerly along the said easterly side of Mercer Street, 50 feet;

THENCE easterly again parallel with Prince Street, 200 feet to the westerly side of Broadway; and

THENCE northerly along the said westerly side of Broadway, 50 feet to the point or place of BEGINNING.

                                    EXHIBIT C

                                ELEVATOR LOCATION



                               [follows this page]

                      [second floor plan indicating future
                               elevator location]

                                    EXHIBIT D

                                BATHROOM LOCATION



                               [follows this page]

                    [Second floor plans indicating optional
                       locations for proposed restrooms]

                     [Typical floor partial plan indicating
                        optional locations for proposed
                            restrooms - 555 Broadway]

                                    EXHIBIT E

                                 LANDLORD'S SIGN



                               [follows this page]

                          [Diagram of partial exterior
                        elevation indicating layout for
                                     signs]

                                    EXHIBIT F

                           LANDLORD'S LETTER OF CREDIT


                                 [ISSUING BANK]


                                                                          [Date]



Scholastic Inc.
555 Broadway
New York, New York  10003

      Ref:  Irrevocable Letter of Credit No. __________


Gentlemen:

By order of our client, ISE 555 Broadway, LLC, having an office at 555 Broadway, New York, New York, we hereby open in your favor our irrevocable standby Letter of Credit No. __________ for the aggregate sum of [amount described in Section ___ of this Lease] United States Dollars, (U.S. $__________) effective immediately and expiring at our [address of Bank] New York Office on __________ or any automatically extended date.

Funds under this Letter of Credit are available to you against presentation of your sight draft(s) drawn on us marked "drawn under Irrevocable Letter of Credit No. __________ date [date of Letter of Credit]", and accompanied by the following:

Beneficiary's signed statement that ISE 555 Broadway, LLC has failed to comply with the terms and conditions of a contract described as Amended and Restated Lease between ISE 555 Broadway, LLC, as Landlord, and Scholastic Inc. as Tenant, dated August 1, 1999 and that the beneficiary is entitled to draw on this Letter of Credit.

It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for one year from the present or any future expiration date hereof, unless thirty (30) days prior to any such date we shall notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period. Upon receipt by you of such notice, you may draw hereunder by means of your draft on us at sight, accompanied by the original Letter of Credit.

This Letter of Credit is transferrable in whole but not in part by the beneficiary upon notice to the undersigned, together with the payment of a transfer charge of one-quarter of one percent of the amount of this Letter of Credit. Requests for transfer will be in the form of Annex A attached hereto, duly completed by an officer of your company and accompanied by the original of this Letter of Credit.

If we receive your sight draft as mentioned above, in accordance with the terms and conditions of this credit, here at our [address], New York Office we will promptly honor the same.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Brochure No. 500, shall be deemed to be a contract made under, and as to matters not governed by the UCP, shall be governed by and construed in accordance with the laws of the State of New York and applicable U.S. Federal Law.


                                          [Name of Bank]



                                          By: __________________________
                                              Authorized Signature
                                              Title:





              [ANNEX A TO BE ADDED BY ISSUING BANK, IF REQUIRED]

                                    EXHIBIT G

             NON-DISTURBANCE, SUBORDINATION AND ATTORNMENT AGREEMENT

      THIS AGREEMENT (this "Agreement"), made as of this ____ day of ______________, ______, by and between ______________________, a
_________________________ with its principal place of business located at
________________________________ (the "Mortgagee"), and SCHOLASTIC INC., a New
York corporation having an address at 555 Broadway, New York, New York 10003 ("Tenant").

                               W I T N E S S E T H

      WHEREAS, Tenant is the tenant under and pursuant to that certain amended and restated lease (the "Lease"), dated as of August 1, 1999, with Ise 555 Broadway, LLC, a New York limited liability company ("Landlord"), as landlord, pursuant to which Tenant leased the entire building (the "Premises") located at 555 Broadway, New York, New York, as more particularly set forth in the Lease;

      WHEREAS, Landlord, Tenant, and Carol Blechman, Donald Blechman, Howard Blechman, Noma Joan Blechman, Stephen Blechman, Norma Gastwirth (formerly known as Norma Blechman) and Nauma Blechman Levin (formerly known as Nauma Blechman) (collectively, the "557 Landlord") entered into an Amended and Restated Easements Agreement dated as of August 1, 1999, pursuant to which Landlord granted to Tenant and/or the 557 Landlord certain easements and rights as more particularly set forth therein (such agreement, as it may be amended and/or restated from time to time with, so long as the Mortgage (as hereinafter defined) shall be in full force and effect, Mortgagee's written consent (which consent shall not be unreasonably withheld or delayed), the "Easements Agreement"), which Easements Agreement is intended to be recorded simultaneously or nearly so with the recording of this Agreement and which Easements Agreement amends and restates in its entirety the easements agreement dated as of July 10, 1998, recorded on August 26, 1998 in Reel 2689 Page 00792;

      WHEREAS, Mortgagee is the owner and holder of those certain mortgages as more particularly described on Schedule A annexed hereto (collectively, the "Mortgage"). The Mortgage secures a loan made by Mortgagee to Landlord (the "Loan");

      WHEREAS, the Mortgage constitutes a lien upon all of Landlord's right, title and interest in and to that certain property (the "Mortgaged Property") situated in the Borough of Manhattan, City, County and State of New York, as more particularly described in Schedule B annexed hereto, and the building located thereon commonly known as 555 Broadway, New York, New York; and

      WHEREAS, Tenant has agreed to subordinate the Lease to the Mortgage and to the lien thereof, and Mortgagee has agreed to grant non-disturbance to Tenant under the Lease, on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant and Mortgagee, intending to be legally bound, hereby covenant and agree as follows:

      1. So long as Tenant is not in default under the Lease after the expiration of all applicable notice and cure periods provided for therein, Mortgagee and Tenant each expressly agrees, on behalf of itself and its successors and assigns, to the following:

            (a) Tenant's possession and occupancy of the Premises and Tenant's rights and privileges under the Lease shall not be disturbed by Mortgagee.

            (b) Tenant shall not be named or joined by Mortgagee as a party defendant in any action or proceeding or trustee's sale which may be instituted or commenced by Mortgagee to foreclose or enforce the Mortgage, unless Tenant is deemed a necessary party by the court, in which event Tenant may be so named or joined, but such naming or joining shall not otherwise be in derogation of the rights of Tenant set forth in this Agreement.

            (c) Any insurance proceeds or Awards (as such term is defined in the Lease) shall be applied and distributed as provided in the Lease. Notwithstanding anything to the contrary herein or in the Lease, all fire and casualty insurance proceeds and Awards shall be held by an independent third party trustee selected by Mortgagee and reasonably acceptable to Tenant (the "Insurance Trustee"), which trustee shall be deemed acceptable if such trustee shall be a major money center bank with a branch office in New York City. The Insurance Trustee shall be paid a reasonable and customary fee, which amount shall be paid out of the fire and casualty insurance proceeds or Award.

                  (i) The Insurance Trustee shall distribute to Tenant all fire and casualty insurance proceeds actually received by the Insurance Trustee such that Tenant can restore the Premises in accordance with Section 9.01(a) of the Lease, subject to the following provisions. Within ten (10) days after request by Tenant therefor, the Insurance Trustee shall release to Tenant thirty percent (30%) of such fire and casualty insurance proceeds, which Tenant agrees to hold as a trust fund for expenses due and owing, incurred or to be incurred by Tenant in connection with the restoration of the Premises in accordance with the provisions of the Lease. Within ten (10) days after receipt by the Insurance Trustee of (A) receipted invoices or other sufficient evidence showing the expenses incurred by Tenant in connection with the restoration of the Premises theretofore performed, (B) a certification of Tenant's architect or engineer that the restoration of the Premises is proceeding on schedule and in accordance with the provisions of the Lease, and
(C) a certification by Tenant that Tenant has utilized the first thirty (30) percent of such fire and casualty insurance proceeds in connection with the restoration of the Premises (collectively, the "Deliveries"), the Insurance Trustee shall advance to Tenant the next installment of thirty percent (30%) of such fire and casualty insurance proceeds. The third installment of thirty percent (30%) of such fire and casualty insurance proceeds shall be advanced to Tenant by the Insurance Trustee within ten (10) days after receipt by the Insurance Trustee of the Deliveries with respect to the second thirty (30) percent of such fire and casualty insurance proceeds in connection with the restoration of the Premises. The Insurance Trustee shall retain the final ten percent (10%) of such fire and casualty insurance proceeds until Tenant's restoration shall have been substantially completed, and (x) receipted invoices or other sufficient evidence showing the expenses incurred by Tenant in connection with the restoration of the Premises theretofore performed, and (y) final waivers of lien from all contractors, subcontractors and materialmen who have furnished materials or supplies or performed work or services in connection with the restoration of the Premises, shall have been delivered by Tenant to the Insurance Trustee, which final ten percent (10%) of such fire and casualty insurance proceeds shall be paid to Tenant within ten (10) days thereafter. Any excess fire and casualty insurance proceeds held by the Insurance Trustee upon the completion of the restoration or repair of the Premises in accordance with the provisions of the Lease, as certified to the Insurance Trustee and Mortgagee by the Tenant and Tenant's architect or engineer, shall be paid to Tenant within ten (10) days after written demand therefor by Tenant. Notwithstanding anything to the contrary set forth in this Agreement, neither the Insurance Trustee nor the Mortgagee shall have any right to approve of, or consent to, the restoration of the Premises or any aspect thereof or any plans and specifications for the restoration of the Premises.

                  (ii) The Insurance Trustee shall distribute to Tenant Tenant's share of the Award as provided in the Lease, and shall distribute Landlord's share of the Award as provided in the Mortgage. To the extent Tenant's share of the Award is required to be used to restore the Premises (a "Restoration Award"), the Insurance Trustee shall distribute the same to Tenant in accordance with the provisions set forth in Paragraph (i) above. All Awards due Tenant under the Lease which are not Restoration Awards shall be paid by the Insurance Trustee to Tenant within ten (10) days after written demand therefor by Tenant.

            (d) The Mortgage shall be subject and subordinate to the Easements Agreement.

      2. If Mortgagee shall succeed to the rights of the Landlord under the Lease, whether through possession, termination or cancellation of the Lease, surrender, assignment, judicial action, sublettings, foreclosure action or delivery of a deed or otherwise, and, provided no event of default then exists under the Lease beyond the applicable notice and cure periods of the Lease and this Agreement, Tenant shall attorn to and recognize Mortgagee as its landlord and Mortgagee shall accept such attornment and recognize Tenant's rights of possession and use of the Premises in accordance with the terms, covenants and conditions of the Lease immediately upon Mortgagee's succeeding to the interests of the Landlord under the Lease (said attornment to be effective and self-operative without the execution of any further instruments, but Tenant nevertheless agrees to execute any instruments or documents reasonably satisfactory to Mortgagee and Tenant to confirm such attornment and/or otherwise carry out the intent and purposes of this Agreement). The respective rights and obligations of Tenant and Mortgagee upon such attornment shall be the same during the balance of the term of the Lease, including any extensions or renewals of the term of the Lease, as the respective rights and obligations of Landlord and Tenant under the Lease as if Mortgagee and Tenant had entered into a direct lease upon the terms of the Lease, except as provided in Paragraph 3 below; it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth at length herein. Tenant acknowledges that, except as provided below, the provisions of Section 2.03 of the Lease shall not apply to any foreclosure sale of the Mortgage or to the delivery of a deed in lieu of foreclosure of the Mortgage. Notwithstanding the foregoing, so long as Tenant is not in default under the Lease after the expiration of all applicable notice and cure periods provided for therein, in the event that any such delivery of a deed in lieu of foreclosure will be to an entity which is not the then holder of the Mortgage or its related or affiliated entity, then the then holder of the Mortgage shall give Tenant notice of such proposed transfer and the proposed consideration to be paid to the then holder of the Mortgage and the terms of such transfer, and Tenant shall have the right, by notice exercised within sixty
(60) days after Tenant shall have received such notice, to receive the proposed deed in lieu of foreclosure for the same consideration and upon the same terms. If the grantee of the deed in lieu of foreclosure is Mortgagee or its related or affiliated entity, then the provisions of Section 2.03 of the Lease shall apply to any transaction whereby such grantee ceases to be Mortgagee or its related or affiliated entity (as if such transaction were a proposed sale of the Mortgaged Property.) Following any purchase of the Mortgaged Property at foreclosure or any transfer of the Mortgaged Property by deed in lieu of foreclosure, the provisions of Section 2.03 of the Lease shall apply to any subsequent proposed transfer of the Mortgaged Property.

      3. Upon Mortgagee succeeding to the rights of Landlord under the Lease, Mortgagee, as landlord, shall not be:

            (a) Liable to pay damages to Tenant caused by any breach, act, omission or negligence of any prior Landlord (including the then defaulting Landlord), but shall (subject to Tenant's having complied with the provisions of Paragraph 5 below) nonetheless remain subject to any and all abatements, deductions, offsets, claims, counterclaims and/or defenses which shall have accrued to Tenant against any prior landlord (including the then defaulting Landlord) prior to the date that Mortgagee shall have succeeded to the rights of Landlord under the Lease, but in any case, provided, however, such non-liability for damages shall neither diminish Mortgagee's liability for continuing obligations of Landlord nor diminish Tenant's rights under the Lease with respect to the continuing failure of Mortgagee to perform the Landlord's obligations under the Lease after the date that Mortgagee succeeds to the interest of Landlord under the Lease and after the expiration of all applicable notice and cure periods provided for herein;

            (b) Bound by any rent, additional rent or other items of rental under the Lease which Tenant might have paid for more than the current month to any prior Landlord (including the then defaulting Landlord); or

            (c) Bound by the terms of any agreement amending, modifying, supplementing or terminating the Lease made without Mortgagee's written consent, which consent shall not be unreasonably withheld or delayed.

      4. Tenant waives, and covenants not to exercise, any rights it may have to terminate or avoid the Lease arising out of any proceedings brought to foreclose or enforce the Mortgage, provided, however, that, so long as Tenant is not in default under the Lease after the expiration of all applicable notice and cure periods provided for therein, such proceeding shall not derogate the rights of Tenant under the Lease or the use and occupancy by Tenant (or its permitted assignees and subtenants) of the Premises, it being intended that the Lease shall survive any such proceedings.

      5. (a) Tenant shall notify Mortgagee of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease or abate the fixed rent, additional rent or other items of rental due and payable thereunder, and agrees that, notwithstanding any provisions of the Lease to the contrary, (i) no notice of cancellation thereof shall be effective unless Mortgagee shall have received notice of the default giving rise to such cancellation and shall have failed within five (5) business days (in the case of monetary defaults) or thirty (30) days (in the case of non-monetary defaults) after expiration of any time period available to Landlord (and subject to the same obligations applicable to Landlord) under the terms of the Lease to effect a cure thereof, and (ii) no notice of abatement shall be effective unless Mortgagee shall have received notice of the default giving rise to such abatement and shall have failed within the same time period available to Landlord (and subject to the same obligations applicable to Landlord) under the terms of the Lease to effect a cure thereof; provided, however, that, if Mortgagee shall not have been given notice of the default giving rise to such right of cancellation of the Lease or such right of abatement of rental concurrently with the giving of such notice of the default to Landlord, then the applicable cure periods provided above shall be deemed to be extended by one (1) day for each day from and after the giving of such notice of the default to Landlord that Mortgagee shall not have been given such notice of the default. Nothing contained in this Paragraph 5 shall be deemed to permit or require the further extension of the cure periods beyond the applicable cure periods provided in this Agreement, including, without limitation, in the event
(i) of force majeure, (ii) Mortgagee shall have commenced to cure a default within the applicable time period but shall not have prosecuted the same to completion within said time period, and/or (iii) possession of the Premises or the Mortgaged Property is required in order for Mortgagee to cure such default, or such default is not susceptible of being cured by Mortgagee.

            (b) Landlord shall notify the holder of any leasehold mortgage on the interest of Tenant under the Lease (a "Leasehold Mortgagee") of any default by Tenant under the Lease, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of default shall be effective unless such Leasehold Mortgagee shall have received notice of the default and shall have failed within five (5) business days (in the case of monetary defaults) or thirty (30) days (in the case of non-monetary defaults) after expiration of any time period available to Tenant (and subject to the same obligations applicable to Tenant) under the terms of the Lease to effect a cure thereof; provided, however, that, if the Leasehold Mortgagee shall not have been given notice of the default concurrently with the giving of such notice of the default to Tenant, then the applicable cure periods provided above shall be deemed to be extended by one (1) day for each day from and after the giving of such notice of the default to Tenant that the Leasehold Mortgagee shall not have been given such notice of the default.

      6. Tenant acknowledges and agrees that the Lease and Tenant's right, title and interest under the Lease shall be subject and subordinate to the Mortgage (including all amendments, modifications, supplements, renewals and extensions at any time with respect thereto), and all advances made or to be made thereunder. Without limiting the foregoing, if Tenant shall desire to purchase the Mortgaged Property at any time during which the Mortgaged Property is subject to the Mortgage, Tenant shall have no right to purchase all or any part of the Mortgaged Property or the Premises, whether pursuant to Section 2.03 of the Lease or otherwise, unless Tenant shall comply with the provisions of clauses (i) through (vi) only of Subsection 10(f) and Section 12 of the Mortgage (it being acknowledged by the Mortgagee that (x) clauses (i) through (vi) of Subsection 10(f) shall be the only factors considered by Mortgagee in giving its consent to the sale or transfer of the Mortgaged Property, and (y) after the date that is the earlier of (i) four (4) years after the date of the Mortgage, and (ii) two years after the date of securitization of the Loan, Landlord (on behalf of and at the request of Tenant) may cause the release of the Mortgaged Property from the lien of the Mortgage and the other Loan Documents (as such term is defined in the Mortgage) in accordance with the provisions of Section 55 of the Mortgage, in which case, provided that the Mortgaged Property is released in accordance with the provisions of Section 55 of the Mortgage, the foregoing restrictions shall not apply.

      7. Notwithstanding anything to the contrary contained in the Lease, Tenant acknowledges and agrees that in the event that Mortgagee shall succeed to Landlord's interest under the Lease (i) no shareholder, partner, director, officer, agent or employee of Mortgagee (collectively, the "Parties") shall be liable for the performance of the Mortgagee's obligation under the Lease; (ii) Tenant shall look to Mortgagee to enforce Mortgagee's obligations under the Lease and shall not seek any damages against any of the Parties; and (iii) the liability of Mortgagee for Mortgagee's obligations under the Lease shall not exceed and shall be limited to Mortgagee's estate, interest and property in the Mortgaged Property and Tenant shall not look to any other property or assets of Mortgagee or the property or assets of any of the Parties in seeking either to enforce Mortgagee's obligations under the Lease or to satisfy a judgment for Mortgagee's failure to perform such obligations. Notwithstanding anything to the contrary contained herein, Mortgagee's estate, interest and property in the Mortgaged Property shall include all rents received by Mortgagee with respect to the Mortgaged Property (or any portion thereof), the consideration or proceeds of any sale or other conveyance of Mortgagee's estate, interest and property in the Mortgaged Property (or any portion thereof), the proceeds of a financing or refinancing received by Mortgagee from the grant of any mortgage interest in Mortgagee's estate, interest and property in the Mortgaged Property (or any portion thereof), and any insurance proceeds or Awards relating to the Mortgaged Property.

      8. Tenant hereby represents and warrants to Mortgagee that as of the date hereof (i) Tenant is the owner and holder of the Tenant's interest under the Lease, (ii) the Lease has not been modified or amended, (iii) the Lease is in full force and effect pursuant to the provisions thereof and the term thereof has commenced, and (iv) to the best of Tenant's knowledge, neither Tenant nor Landlord is in default or in breach of any of the terms, covenants or provisions of the Lease.

      9. Landlord hereby authorizes and directs Tenant to name the Mortgagee as the beneficiary of the Tenant's Letter of Credit (as such term is defined in the Lease), and Landlord agrees to return to Tenant the existing letter of credit under the Prior Lease (as such term is defined in the Lease), together with a letter, duly signed and acknowledged by Landlord, (a) stating that Landlord has relinquished all of Landlord's rights and interest in and to the existing letter of credit under the Prior Lease, and (b) authorizing the issuing bank to cancel the existing letter of credit under the Prior Lease simultaneously with the issuance of the Tenant's Letter of Credit naming the Mortgagee as the beneficiary. For so long as Mortgagee shall be the beneficiary of Tenant's Letter of Credit, Mortgagee agrees to comply with all obligations of Landlord under Article 32 of the Lease, including, without limitation, such obligations of Landlord upon the expiration or earlier termination of the Lease, it being agreed that Landlord shall be bound by all actions taken by Mortgagee under
Article 32 of the Lease as if Landlord had performed such actions itself. If, prior to the expiration or earlier termination of the Lease, the Mortgage shall no longer be in effect, Mortgagee shall return to Tenant the Tenant's Letter of Credit, together with (i) a letter, duly signed and acknowledged by Mortgagee,
(x) stating that Mortgagee has relinquished all of Mortgagee's rights and interest in and to the Tenant's Letter of Credit, and (y) authorizing the issuing bank to transfer Tenant's Letter of Credit to Landlord or to the subsequent holder of any refinanced or replaced mortgage on Landlord's fee estate in the Mortgaged Property designated by Landlord, (ii) transfer forms, duly signed and acknowledged by Mortgagee, required by the issuing bank, and
(iii) payment of the transfer fee required by the issuing bank, which payment shall be made or provided for solely by Landlord on behalf of Mortgagee, it being agreed that Landlord shall be solely liable for (and Mortgagee shall not be liable for) any transfer fees required by the issuing bank.

      10. All notices, consents and other communications pursuant to the provisions of this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes as of the date (i) when hand delivered or (ii) five (5) business days after being sent by registered or certified mail, return receipt requested or (iii) the date actually received (as shown on a signed receipt) if sent by overnight courier to any party hereto at the following addresses:

            If to Mortgagee:

                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  Attention: ______________________
                  Telecopier: _____________________

            with copies to:

                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  Attention: ______________________
                  Telecopier: _____________________

            and to:

                  _________________________________
                  _________________________________
                  _________________________________
                  Attention: ______________________
                  Telephone: ______________________

            If to Tenant:

                  Scholastic Inc.
                  555 Broadway
                  New York, New York 10012
                  Attention: Mr. Larry V. Holland

                  with copies to:

                  Scholastic Inc.
                  555 Broadway
                  New York, New York 10012
                  Attention: Charles Deull, Esq.

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, New York 1003884982
                  Attention: Jacob Bart, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

      11. To the extent that the Lease shall entitle Tenant to notice of any mortgage, this Agreement shall constitute such notice to Tenant with respect to the Mortgage.

      12. Whenever used in this Agreement, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Tenant" shall mean "Tenant or any subsequent holder of an interest under the Lease, provided the interest of such holder is acquired in conformance with the terms and conditions of the Lease"; "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of the Mortgage, or any party acquiring fee title to the Mortgaged Property or any part thereof by purchase at a foreclosure sale or by deed in lieu of foreclosure"; 'Landlord" shall mean "the present landlord under the lease and such landlord's predecessors and successors and assigns." Pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

      13. This Agreement shall inure to the benefit of and be binding upon the Tenant and Mortgagee, and each successor Tenant and Mortgagee, and may not be modified other than by a written instrument duly signed and delivered by Tenant and Mortgagee.

      14. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same original, and the execution of separate counterparts by Tenant and Mortgagee shall bind Tenant and Mortgagee as if they had executed the same counterparts.

      15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, Tenant and Mortgagee have caused this agreement to be duly executed as of the date first above written.

Mortgagee:                                Tenant:

_________________________                 SCHOLASTIC INC.


By: _________________________             By: _________________________
    Name:                                     Name:
    Title:                                    Title:

      In order to induce Tenant and Mortgagee to enter into the foregoing Non-Disturbance, Subordination and Attornment Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby consents to each and every term and condition of such Agreement and to the execution of such agreement by Tenant and Mortgagee.

                                    Landlord:

                                    ISE 555 BROADWAY, LLC

                                    By: ISE Hiyoko, Inc.,
                                        its managing member


                                    By: _____________________
                                        Name:
                                        Title:

STATE OF _________      )
                        )
COUNTY OF _________     )

      On the _____ day of ______________________ in the year 1999, before me, the undersigned, a notary public in and for said state, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                          _________________________
                                                Notary Public

STATE OF _________      )
                        )
COUNTY OF _________     )

      On the _____ day of ______________________ in the year 1999, before me, the undersigned, a notary public in and for said state, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                          _________________________
                                                Notary Public

STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

On the _____ day of ______________________ in the year 1999, before me, personally came Kimio Tabata, to me known, who, being by me duly sworn, did depose and say that he resides at 3335 Galena Sassafras Road, Golts, Maryland; that he is the Vice Chairman of Ise Hiyoko, Inc., a Japanese corporation (the "Corporation"), the managing member of ISE 555 Broadway, LLC, the New York limited liability company (the "Limited Liability Company") named in the foregoing instrument; and that he has the authority to sign the same by order of the board of directors of the Corporation, as managing member of the Limited Liability Company and that he acknowledged that he executed the same as the act and deed of the Corporation and the Limited Liability Company.


                                          _________________________
                                                Notary Public

                                   SCHEDULE A

                                    Mortgages

1. Mortgage made by Rouss Building, Inc. to The Beekman Estate dated 3/29/38, recorded 3/30/38 in Liber 4325 Mp. 138 to secure the sum of $50,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 was/were assigned by The Beekman Estate to Union Square Savings Bank by assignment dated 12/29/50, recorded 2/51, in Liber 5208 Mp. 112.

2. Mortgage made by Rouss Building Inc. to S. Blechman and Sons Inc. dated 11/1/38, recorded 11/29/38 in Liber 4347 Mp. 471 to secure the sum of $30,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 2 was/were assigned by S. Blechman and Sons Inc. to Simon Blechman Holdings Inc. by assignment dated 6/23/47, recorded 6/25/47, i n Liber 4919 Mp. 13.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 2 was/were assigned by Simon Blechman Holdings Inc. to William Blechman, Nathan S. Blechman, Raphael Blechman and Oscar Blechman by assignment dated 10/30/47, recorded 11/3/47, in Liber 4949 Mp. 454.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 2 was/were assigned by William Blechman, Nathan S. Blechman, Raphael Blechman, Oscar Blechman and Simon Blechman Holdings Inc. to Union Square Savings Bank by assignment dated 12/28/50, recorded 2/51, in Liber 5208 Mp. 108.

3. Mortgage made by Rouss Building Inc. to The RFC Mortgage Company dated 4/13/39, recorded 4/18/39 in Liber 43644 Mp. 179 to secure the sum of $160,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 3 was/were assigned by The RFC Mortgage Company to Union Square Savings Bank by assignment dated 6/21/44, recorded 6/23/44, in Liber 4685 Mp. 548

      Agreement Extending Mortgage Agreement made between Rouss Building Inc. and Union Square Savings Bank dated 12/29/50 recorded 1/16/51 in Liber 5211 Mp. 513. Consolidated mortgages 1 thru 3 to form a single lien of $164,578.00.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 3 as consolidated was/were assigned by Union Square Savings Bank to Gindoff Export Corporation by assignment dated 3/7/60, recorded 3/7/60, in Liber 5881 Mp. 415.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 3 as consolidated was/were assigned by Gindoff Export Corporation to The Manhattan Savings Bank by assignment dated 10/28/65, recorded 11/3/65, in Liber 6428 Mp. 414.

4. Mortgage made by Harry Gindoff to The Manhattan Savings Bank dated 10/28/65, recorded 11/3/65 in Liber 6428 Mp. 419 to secure the sum of $431,492.00 and interest.

      Consolidation and Extension Agreement made between Harry Gindoff and The Manhattan Savings Bank dated 10/28/65 recorded 11/3/65 in Liber 6428 Mp.
      423. Consolidates mortgages 1 thru 4 to form a single lien of $525,000.00.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 4 as consolidated was/were assigned by The Manhattan Savings Bank to The Globe Wernicke Realty Company by assignment dated 6/30/75, recorded 6/30/75, in Reel 344 Page 1469

      Extension Agreement made between 361 Broadway Corp. and The Globe Wernicke Realty Company dated 11/1/75 recorded 11/5/75 in Reel 354 Page 1956. Extends mortgages 1 thru 4 as consolidated.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 4 as consolidated was/were assigned by The Globe Wernicke Realty Company to American Savings Bank, FSB by assignment dated 10/14/86, recorded 10/23/86, in Reel 1133 Page 1269.

5. Mortgage made by Gindoff Enterprises Incorporated to American Savings Bank, FSB dated 10/14/86, recorded 10/23/86 in Reel 1133 Page 1274 to secure the sum of $3,109,075.34 and interest.

      Consolidation, Modification and Extension Agreement made between Gindoff Enterprises Incorporated and American Savings Bank, FSB dated 10/14/86 recorded 10/23/86 in Reel 1133 Page 1292. Consolidates mortgages 1 thru 5 to form a single lien of $3,350,000.00.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 5 as consolidated was/were assigned by American Savings Bank, FSB f/k/a American Savings Bank to City Federal Savings Bank by assignment dated 4/28/88, recorded 5/10/88, in Reel 1400 Page 361.

6. Mortgage made by Gindoff Enterprises incorporated to City Federal Savings Bank dated 5/3/88, recorded 5/10/88 in Reel 1400 Page 367 to secure the sum of $7,186,901.72 and interest.

      Consolidated, Modification and Spreader Agreement made between Gindoff Enterprises Incorporated and City Federal Savings Bank dated 5/3/88 recorded 5/10/88 in Reel 1400 Page 435. Consolidates mortgages 1 thru 6 to form a single lien of $10,510,000.00 and same are modified and spread to cover those parts of premises not already covered.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 6 as consolidated was/were assigned by City Savings Bank, FSB in conservatorship, resolution trust corporation as conservator to Barclays Bank PLC and The Day-Ichi Kangyo Bank, Ltd. by assignment dated 9/18/90, recorded 9/19/90, in Reel 1729 Page 1645.

7. Subordinate Loan Mortgage and Security Agreement made by Gindoff Enterprises Incorporated to City Federal Savings Bank dated 5/3/88, recorded 5/10/88 in Reel 1400 Page 401 to secure the sum of $1,490,000.00 and interest.

      ASSIGNMENT  OF MORTGAGE
      Mortgage(s) 7 was/were assigned by City Savings Bank, FSB in conservatorship, resolution trust corporation as conservator to Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank Ltd. by assignment dated 9/18/90, recorded 9/19/90, in Reel 1729 Page 1650.

8. Mortgage made by Ise Hiyoko Inc. to Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank dated 9/18/90, recorded 9/19/90 in Reel 1729 Page 1655 to secure the sum of $2,639,878.66 and interest.

      Consolidation, Modification and Extension Agreement made between Ise Hiyoko, Inc. and Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank dated 9/18/90 recorded 9/19/90 in Reel 1729 Page 1661. Consolidates mortgages 1 thru 8 to form a single lien of $14,000,000.00 and modifies and extends same.

      COLLATERAL ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 8 as consolidated was/were assigned by Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank, Ltd. to Orient Corporation by assignment dated 9/18/90, recorded 9/19/90, in Reel 1729 Page 1702.

      ASSIGNMENT OF MORTGAGE

      Mortgages 1 thru 8 were assigned by Orient Corporation to Barclays Bank, PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank, Ltd. by assignment dated 8/25/95, recorded 8/31/95, in Reel 2238 Page 2018.

      ASSIGNMENT OF MORTGAGE
      Mortgages 1 thru 8 were assigned by Barclays Bank, PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank, Ltd. to Greyrock Capital Group Inc. by assignment dated 8/25/95, recorded 8/31/95, in Reel 2238 Page 2034.

9. Mortgage made by Ise Hiyoko Inc. to Orient Corporation dated 1/20/93, recorded 2/1/93 in Reel 1942 Page 458 to secure the sum of $2,000,000.00 and interest.

      Mortgage Modification Agreement made by and between Orient Corporation and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 1987.

      ASSIGNMENT OF MORTGAGE
      Mortgage 9 was assigned by Orient Corporation to Greyrock Capital Group, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2008.

10. Mortgage made by Ise Hiyoko Inc. to Orient Corporation dated 1/20/93, recorded 2/1/93 in Reel 1942 Page 498 to secure the sum of $5,000,000.00 and interest.

      Mortgage Modification Agreement made by and between Orient Corporation and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 1994.

      ASSIGNMENT OF MORTGAGE
      Mortgage 10 was assigned by Orient Corporation to Greyrock Capital Group, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2013.

11. Subordinate Mortgage made by Ise Hiyoko, Inc. to Orient Corporation dated 4/6/94, recorded 4/7/94 in Reel 2077 Page 1669 as re-indexed in Reel 2229 Page 503 on 7/31/95 to secure the sum of $7,000,000.00 and interest.

      Modification Agreement made by and between Orient Corporation and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2001.

      ASSIGNMENT OF MORTGAGE
      Mortgage 11 was assigned by Orient Corporation to Greyrock Capital Group, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2243 Page 915.

      Consolidation Agreement made by and between Greyrock Capital Group, Inc. and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2055.

      Consolidates mortgages 1 thru 11 to form a single lien of $28,000,000.00.

      Modification and Splitter Agreement made by and between Greyrock Capital Group, Inc. and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2066. Splits mortgages 1 thru 11 as consolidated into two liens:

      a. 1st mortgage (Substitute Mortgage A) in the amount of $20,000,000.00.

      b.    2nd mortgage (Substitute Mortgage B) in the amount of $8,000,000.00.

12. Superior Mortgage - Substitute A made by Ise Hiyoko, Inc. to Greyrock Capital Group Inc. dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2080 to secure the sum of $20,000,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      Superior Mortgage - Substitute A is being assigned to Credit Suisse First Boston Mortgage Capital LLC by that certain Assignment of Mortgage from NationsCredit Commercial Corporation, successor-in-interest to Greyrock Capital Group, dated as of 8/4/99 and being recorded in the Register's Office simultaneously herewith.

13. Subordinate Mortgage - Substitute B (the "Mortgage") made by Ise Hiyoko, Inc. to Greyrock Capital Group Inc. dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2147 to secure the sum of $8,000,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      The Mortgage was assigned by Greyrock Capital Group Inc. to Harayokey, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2152.

      Subordination Agreement made by and between Greyrock Capital Group Inc. to Harayokey, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2135. Subordinates mortgage in Reel 2238 Page 2147 to mortgage in Reel 2238 Page 2080.

      ASSIGNMENT OF MORTGAGE
      The Mortgage is being assigned to Credit Suisse First Boston Mortgage Capital LLC by that certain Assignment of Mortgage made by Harayokey, Inc., dated as of 8/4/99 and being recorded in the Register's Office simultaneously herewith.

14. MORTGAGE made by ISE 555 Broadway, LLC to Credit Suisse First Boston Mortgage Capital LLC dated as of 8/4/99 and to be recorded to secure the sum of $9,731,893.37 and interest.

      AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made between ISE 555 Broadway, LLC and Credit Suisse First Boston Mortgage Capital LLC dated as of 8/4/99 and to be recorded.

      Consolidates Mortgages 1 through 14 above to form a single first lien of $34,000,000.00. and interest.

                                   SCHEDULE B

                               Mortgaged Property

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York bounded and described as follows:

BEGINNING at a point on the westerly side of Broadway, distant 224 feet 8 inches northerly from the corner formed by the intersection of the westerly side of Broadway and the northerly side of Spring Street;

RUNNING THENCE westerly along the southerly face of the southerly wall of the building on the premises herein described, 200 feet 3 inches to the easterly side of Mercer Street at a point therein distant 225 feet 1/4 of an inch northerly from the northerly side of Spring Street, as measured along said easterly line of Mercer Street;

THENCE RUNNING northerly along the easterly side of Mercer Street, 99 feet 5 inches;

THENCE easterly on a line which forms an angle on its northerly side with easterly side of Mercer Street of 90 degrees 32 minutes 10 seconds 50 feet to an angle point.

THENCE easterly on a line drawn parallel with the southerly side of Prince Street and partly along the northerly face of the northerly wall of the building on the premises herein described, 150 feet 3 inches to the westerly side of Broadway; and

THENCE southerly along the westerly side of Broadway, 99 feet 1 inch to the point or place of BEGINNING.

Together with all improvements now or hereafter existing thereon.

                                    EXHIBIT H

           EXISTING ENCUMBRANCES, COVENANTS, AGREEMENTS AND EASEMENTS

      1. The Premises (or part of the Premises) have been designated as a Landmark, Landmark Site or Historic District, by an instrument dated 8/16/73 and recorded on 8/17/73 in Reel 288 Page 1059 and are subject to the restricted use as provided in the New York City Administrative Code, Chapter 3, Landmarks Preservation and Historic Districts, Section 25-30 et. seq.

      2. Recital as to underground tunnel contained in deed made by The Beekman Estate to Rouss Building, Inc., dated February 19, 1938, recorded March 30, 1938 in Liber 3984 cp 62.

      3. Violations:

            (a)   Sidewalk Violation filed May 11, 1990 (File # 53161).

            (b)   Sidewalk Violation filed December 5, 1991 (File # 60692).

            (c)   ECB violation 38055606J issued 7/31/96.

      4. Amended and Restated Easements Agreement dated as of August 1, 1999, among Landlord, Tenant, and Carol Blechman, Donald Blechman, Howard Blechman, Noma Joan Blechman, Stephen Blechman, Norma Gastwirth (formerly known as Norma Blechman) and Nauma Blechman Levin (formerly known as Nauma Blechman) (collectively, the "557 Landlord"), as such agreement may be amended and/or restated from time to time, which Easements Agreement amends and restates in its entirety the easements agreement dated as of July 10, 1998, recorded on August 26, 1998, in Reel 2689, Page 00792.

      5. A survey of the Premises made by Montrose Surveying Co., Inc. dated June 18, 1999 shows the following:

      a. The northerly wall of the building on the premises adjoining on the south leans up to .08 foot, over the Premises.

      b. The chimney of the building on the premises adjoining on the south is anchored to the wall of the Building and carried to the roof thereof.

      c. The brick piers, above first story of Building encroach .08 foot on Mercer Street.

      d. The northerly wall of the Building leans .5 foot, more or less, over premises adjoining on the north.

      e. Roof of Building projects .33 foot over the north adjoining premises.

      f. Roof trim of Building projects .6 foot over premises on the north, and .37 foot over premises on the south.

      g. Encroachments and projections on and over Broadway by stone bases, trim, grade areas, and stone and iron piers.

      h. Encroachments and projections on and over Mercer Street by steps, cellar doors, trim, marquee and vents.

      i. Building in the course of construction on the premises adjoining on the north, foundation only completed. Said construction subject to easement referred to in item 4 above.

      j.    Mortgages set forth on Schedule 1 of this Exhibit H.

                             Schedule 1 to Exhibit H

                                    Mortgages

1. Mortgage made by Rouss Building, Inc. to The Beekman Estate dated 3/29/38, recorded 3/30/38 in Liber 4325 Mp. 138 to secure the sum of $50,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 was/were assigned by The Beekman Estate to Union Square Savings Bank by assignment dated 12/29/50, recorded 1/2/51, in Liber 5208 Mp. 112.

2. Mortgage made by Rouss Building Inc. to S. Blechman and Sons Inc. dated 11/1/38, recorded 11/29/38 in Liber 4347 Mp. 471 to secure the sum of $30,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 2 was/were assigned by S. Blechman and Sons Inc. to Simon Blechman Holdings Inc. by assignment dated 6/23/47, recorded 6/25/47, i n Liber 4919 Mp. 13.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 2 was/were assigned by Simon Blechman Holdings Inc. to William Blechman, Nathan S. Blechman, Raphael Blechman and Oscar Blechman by assignment dated 10/30/47, recorded 11/3/47, in Liber 4949 Mp. 454.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 2 was/were assigned by William Blechman, Nathan S. Blechman, Raphael Blechman, Oscar Blechman and Simon Blechman Holdings Inc. to Union Square Savings Bank by assignment dated 12/28/50, recorded 1/2/51, in Liber 5208 Mp. 108.

3. Mortgage made by Rouss Building Inc. to The RFC Mortgage Company dated 4/13/39, recorded 4/18/39 in Liber 43644 Mp. 179 to secure the sum of $160,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 3 was/were assigned by The RFC Mortgage Company to Union Square Savings Bank by assignment dated 6/21/44, recorded 6/23/44, in Liber 4685 Mp. 548

      Agreement Extending Mortgage Agreement made between Rouss Building Inc. and Union Square Savings Bank dated 12/29/50 recorded 1/16/51 in Liber 5211 Mp. 513. Consolidated mortgages 1 thru 3 to form a single lien of $164,578.00.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 3 as consolidated was/were assigned by Union Square Savings Bank to Gindoff Export Corporation by assignment dated 3/7/60, recorded 3/7/60, in Liber 5881 Mp. 415.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 3 as consolidated was/were assigned by Gindoff Export Corporation to The Manhattan Savings Bank by assignment dated 10/28/65, recorded 11/3/65, in Liber 6428 Mp. 414.

4. Mortgage made by Harry Gindoff to The Manhattan Savings Bank dated 10/28/65, recorded 11/3/65 in Liber 6428 Mp. 419 to secure the sum of $431,492.00 and interest.

      Consolidation and Extension Agreement made between Harry Gindoff and The Manhattan Savings Bank dated 10/28/65 recorded 11/3/65 in Liber 6428 Mp.
      423. Consolidates mortgages 1 thru 4 to form a single lien of $525,00000.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 4 as consolidated was/were assigned by The Manhattan Savings Bank to The Globe Wernicke Realty Company by assignment dated 6/30/75, recorded 6/30/75, in Reel 344 Page 1469

      Extension Agreement made between 361 Broadway Corp. and The Globe Wernicke Realty Company dated 11/1/75 recorded 11/5/75 in Reel 354 Page 1956. Extends mortgages 1 thru 4 as consolidated.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 4 as consolidated was/were assigned by The Globe Wernicke Realty Company to American Savings Bank, FSB by assignment dated 10/14/86, recorded 10/23/86, in Reel 1133 Page 1269.

5. Mortgage made by Gindoff Enterprises Incorporated to American Savings Bank, FSB dated 10/14/86, recorded 10/23/86 in Reel 1133 Page 1274 to secure the sum of $3,109,075.34 and interest.

      Consolidation, Modification and Extension Agreement made between Gindoff Enterprises Incorporated and American Savings Bank, FSB dated 10/14/86 recorded 10/23/86 in Reel 1133 Page 1292. Consolidates mortgages 1 thru 5 to form a single lien of $3,350,000.00.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 5 as consolidated was/were assigned by American Savings Bank, FSB f/k/a American Savings Bank to City Federal Savings Bank by assignment dated 4/28/88, recorded 5/10/88, in Reel 1400 Page 361.

6. Mortgage made by Gindoff Enterprises incorporated to City Federal Savings Bank dated 5/3/88, recorded 5/10/88 in Reel 1400 Page 367 to secure the sum of $7,186,901.72 and interest.

      Consolidated, Modification and Spreader Agreement made between Gindoff Enterprises Incorporated and City Federal Savings Bank dated 5/3/88 recorded 5/10/88 in Reel 1400 Page 435. Consolidates mortgages 1 thru 6 to form a single lien of $10,510,000.00 and same are modified and spread to cover those parts of premises not already covered.

      ASSIGNMENT OF MORTGAGE
      Mortgage(s) 1 thru 6 as consolidated was/were assigned by City Savings Bank, FSB in conservatorship, resolution trust corporation as conservator to Barclays Bank PLC and The Day-Ichi Kangyo Bank, Ltd. by assignment dated 9/18/90, recorded 9/19/90, in Reel 1729 Page 1645.

7. Subordinate Loan Mortgage and Security Agreement made by Gindoff Enterprises Incorporated to City Federal Savings Bank dated 5/3/88, recorded 5/10/88 in Reel 1400 Page 401 to secure the sum of $1,490,000.00 and interest.

      ASSIGNMENT  OF MORTGAGE
      Mortgage(s) 7 was/were assigned by City Savings Bank, FSB in conservatorship, resolution trust corporation as conservator to Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank Ltd. by assignment dated 9/18/90, recorded 9/19/90, in Reel 1729 Page 1650.

8. Mortgage made by Ise Hiyoko Inc. to Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank dated 9/18/90, recorded 9/19/90 in Reel 1729 Page 1655 to secure the sum of $2,639,878.66 and interest.

      Consolidation, Modification and Extension Agreement made between Ise Hiyoko, Inc. and Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank dated 9/18/90 recorded 9/19/90 in Reel 1729 Page 1661. Consolidates mortgages 1 thru 8 to form a single lien of $14,000,000.00 and modifies and extends same.

      COLLATERAL ASSIGNMENT OF MORTGAGE

      Mortgage(s) 1 thru 8 as consolidated was/were assigned by Barclays Bank PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank, Ltd. to Orient Corporation by assignment dated 9/18/90, recorded 9/19/90, in Reel 1729 Page 1702.

      ASSIGNMENT OF MORTGAGE
      Mortgages 1 thru 8 were assigned by Orient Corporation to Barclays Bank, PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank, Ltd. by assignment dated 8/25/95, recorded 8/31/95, in Reel 2238 Page 2018.

      ASSIGNMENT OF MORTGAGE
      Mortgages 1 thru 8 were assigned by Barclays Bank, PLC (Tokyo Branch) and The Dai-Ichi Kangyo Bank, Ltd. to Greyrock Capital Group Inc. by assignment dated 8/25/95, recorded 8/31/95, in Reel 2238 Page 2034.

9. Mortgage made by Ise Hiyoko Inc. to Orient Corporation dated 1/20/93, recorded 2/1/93 in Reel 1942 Page 458 to secure the sum of $2,000,000.00 and interest.

      Mortgage Modification Agreement made by and between Orient Corporation and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 1987.

      ASSIGNMENT OF MORTGAGE
      Mortgage 9 was assigned by Orient Corporation to Greyrock Capital Group, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2008.

10. Mortgage made by Ise Hiyoko Inc. to Orient Corporation dated 1/20/93, recorded 2/1/93 in Reel 1942 Page 498 to secure the sum of $5,000,000.00 and interest.

      Mortgage Modification Agreement made by and between Orient Corporation and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 1994.

      ASSIGNMENT OF MORTGAGE
      Mortgage 10 was assigned by Orient Corporation to Greyrock Capital Group, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2013.

11. Subordinate Mortgage made by Ise Hiyoko, Inc. to Orient Corporation dated 4/6/94, recorded 4/7/94 in Reel 2077 Page 1669 as re-indexed in Reel 2229 Page 503 on 7/31/95 to secure the sum of $7,000,000.00 and interest.

      Modification Agreement made by and between Orient Corporation and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2001.

      ASSIGNMENT OF MORTGAGE

      Mortgage 11 was assigned by Orient Corporation to Greyrock Capital Group, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2243 Page 915.

      Consolidation Agreement made by and between Greyrock Capital Group, Inc. and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2055.

      Consolidates mortgages 1 thru 11 to form a single lien of $28,000,000.00.

      Modification and Splitter Agreement made by and between Greyrock Capital Group, Inc. and Ise Hiyoko, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2066. Splits mortgages 1 thru 11 as consolidated into two liens:

      a. 1st mortgage (Substitute Mortgage A) in the amount of $20,000,000.00.

      b.    2nd mortgage (Substitute Mortgage B) in the amount of $8,000,000.00.

12. Superior Mortgage - Substitute A made by Ise Hiyoko, Inc. to Greyrock Capital Group Inc. dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2080 to secure the sum of $20,000,000.00 and interest.

      ASSIGNMENT OF MORTGAGE

      Superior Mortgage - Substitute A is being assigned to Credit Suisse First Boston Mortgage Capital LLC by that certain Assignment of Mortgage from NationsCredit Commercial Corporation, successor-in-interest to Greyrock Capital Group, dated as of 8/4/99 and being recorded in the Register's Office simultaneously herewith.

13. Subordinate Mortgage - Substitute B (the "Mortgage") made by Ise Hiyoko, Inc. to Greyrock Capital Group Inc. dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2147 to secure the sum of $8,000,000.00 and interest.

      ASSIGNMENT OF MORTGAGE
      The Mortgage was assigned by Greyrock Capital Group Inc. to Harayokey, Inc. by assignment dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2152.

      Subordination Agreement made by and between Greyrock Capital Group Inc. to Harayokey, Inc. by agreement dated 8/25/95, recorded 8/31/95 in Reel 2238 Page 2135. Subordinates mortgage in Reel 2238 Page 2147 to mortgage in Reel 2238 Page 2080.

      ASSIGNMENT OF MORTGAGE
      The Mortgage is being assigned to Credit Suisse First Boston Mortgage Capital LLC by that certain Assignment of Mortgage made by Harayokey, Inc., dated as of 8/4/99 and being recorded in the Register's Office simultaneously herewith.

14. MORTGAGE made by ISE 555 Broadway, LLC to Credit Suisse First Boston Mortgage Capital LLC dated as of 8/4/99 and to be recorded to secure the sum of $9,731,893.37 and interest.

      AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made between ISE 555 Broadway, LLC and Credit Suisse First Boston Mortgage Capital LLC dated as of 8/4/99 and to be recorded.

      Consolidates Mortgages 1 through 14 above to form a single first lien of $34,000,000.00. and interest.

                                    EXHIBIT I

                            TENANT'S LETTER OF CREDIT

                                 [ISSUING BANK]

                                                                          [Date]

Beneficiary:

[Landlord or Landlord's Mortgagee
(if required by Landlord's Mortgagee)]

      Ref: Irrevocable Letter of Credit No. __________

Gentlemen:

By order of our client, Scholastic Inc., having an office at 555 Broadway, New York, New York, we hereby open in your favor our irrevocable standby Letter of Credit No. __________ for the aggregate sum of One Million United States Dollars, (U.S. $1,000,000.00) effective immediately and expiring at our [address of Bank] New York Office on __________ or any automatically extended date.

Funds under this Letter of Credit are available to you against presentation of your sight draft(s) drawn on us marked "drawn under Irrevocable Letter of Credit No. __________ date [date of Letter of Credit]", and accompanied by the following:

Beneficiary's signed statement that Scholastic Inc. has failed to comply with the terms and conditions of a contract described as Amended and Restated Lease between ISE 555 Broadway, LLC, as Landlord, and Scholastic Inc. as Tenant, dated August 1, 1999 and that the beneficiary is entitled to draw on this Letter of Credit.

It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for one year from the present or any future expiration date hereof, unless thirty (30) days prior to any such date we shall notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period. Upon receipt by you of such notice, you may draw hereunder by means of your draft on us at sight, accompanied by the original Letter of Credit.

This Letter of Credit is transferrable in whole but not in part by the beneficiary upon notice to the undersigned, together with the payment of a transfer charge of one-quarter of one percent of the amount of this Letter of Credit. Requests for transfer will be in the form of Annex A attached hereto, duly completed by an officer of your company and accompanied by the original of this Letter of Credit.

If we receive your sight draft as mentioned above, in accordance with the terms and conditions of this credit, here at our [address], New York Office we will promptly honor the same.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Brochure No. 500, shall be deemed to be a contract made under, and as to matters not governed by the UCP, shall be governed by and construed in accordance with the laws of the State of New York and applicable U.S. Federal Law.

                                    [Name of Bank]


                                    By: __________________________
                                        Authorized Signature
                                        Title:

               [ANNEX A TO BE ADDED BY ISSUING BANK, IF REQUIRED]

                                   SCHEDULE 1

                                    SUBLEASES

1. Indenture of Lease dated as of March 17, 1998, between Scholastic Inc. and DFS Group, L.P., as amended by Commencement Date Agreement dated May 20, 1998, and as assigned by DFS Group, L.P. to Sephora USA, LLC, for a portion of ground floor space in the Building.

2. Sublease dated as of April 4, 1999, between Scholastic Inc. and Federal Express Corporation, for a portion of ground floor space in the Building.

3. Sublease dated as of August 1, 1999, between Scholastic Inc. and ISE New York, LLC, for a portion of space on the first floor below grade in the Building.

                                   SCHEDULE 2

                                  ANNUAL RENTAL

                Period                              Annual Rental

           8/1/99 - 7/31/02                           $4,200,000

           8/1/02 - 7/31/07                           $4,620,000

           8/1/07 - 7/31/12                           $5,313,000

           8/1/12 - 7/31/16                           $6,163,080

           8/1/16 - 7/31/19                           $7,149,173

           8/1/19 - 7/31/24                           $8,042,820

           8/1/24 - 7/31/29                           $9,048,172